Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 5, 2022, among National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”) and each of the Lenders (as defined below) party hereto.
R E C I T A L S:

A.    The Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to the Credit Agreement dated as of June 20, 2018 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 30, 2020, that certain Amendment No. 2 to Credit Agreement, dated as of March 8, 2021, and as further amended, restated, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).
B.    The Borrower has requested an amendment to the Credit Agreement that would effect certain modifications thereto as set forth herein. The Administrative Agent and each Lender party hereto, which constitutes the Required Lenders, Majority Revolving Credit Facility Lenders and the Majority Term Loan Facility Lenders, consents to this Amendment.
C.    Accordingly, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions and Interpretation.
1.1Definitions. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
1.2Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.2 of the Amended Credit Agreement.
Section 2.Amendments to Loan Documents. Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
Section 3.Conditions to Effectiveness. This Amendment shall be legal, valid and binding on (and as of) the date hereof, and subject to the last paragraph of this Section 3, the amendments implemented pursuant to Section 2 hereof shall become effective immediately upon the time at which the following conditions precedent are satisfied or waived by the Administrative Agent at the direction of the Required Lenders (the date of such satisfaction, the “Amendment No. 3 Effective Date”):
(a)The Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Required Lenders and the Majority Term Loan Facility Lenders:
(i)counterparts of this Amendment duly executed by the Borrower, the Administrative Agent, the Lenders that constitute the Required Lenders; and
(ii)    (A) such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (B) such documents and certificates (including applicable organizational documents) and, if applicable, good standing certificates in the jurisdiction of organization of the applicable Loan Party) as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized and formed, and that each of them is validly existing and in good standing, except to the extent that failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.
(b)Fees and Expenses. The Borrower shall have paid the following costs, fees and expenses: (i) applicable consent fees (if any) owed to Lenders constituting the Required Lenders (such Lenders constituting Required Lenders as determined by Borrower) pursuant to that certain Engagement Letter dated as of December 10, 2021, between the Borrower and JPMorgan (the “Engagement Letter”), (ii) fees and expenses owed to JPMorgan (or its applicable Affiliate) relating to this Amendment No. 3 pursuant to the Engagement Letter, (iii) the reasonable and documented costs, fees and expenses owed to Gibson, Dunn & Crutcher LLP, as legal counsel to a certain ad hoc group of lenders, and BDO Consulting Group, LLC, as financial advisor to a certain ad hoc group of lenders, in each case to the extent invoiced in writing delivered to the Borrower at least one (1) Business Day prior to the date hereof and (iv) the reasonable and documented costs, fees and expenses owed to Milbank LLP, as legal counsel to the Administrative Agent, in each case to the extent invoiced in writing delivered to the Borrower at least one (1) Business Day prior to the date hereof.
(c)Legal Opinion. The Administrative Agent shall have received (i) a favorable and customary written opinion of Davis Polk & Wardwell LLP, as counsel for the Borrower and (ii) a favorable and customary written opinion of Potter Anderson & Corroon, as special Delaware counsel for the Borrower.
(d)Revolving Credit Agreement. The Borrower shall substantially concurrently enter into that certain Revolving Credit Agreement, to be dated as of the Amendment No. 3 Effective Date, among the Borrower, the lenders party thereto from time to time, Wilmington Savings Fund Society, FSB, as administrative agent and the other parties thereto.
(e)Officer’s Certificate. The Borrower shall have prepared and provided to the Administrative Agent a customary certificate certifying to the matters set forth in Sections 4.5 and 4.6 (below).
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Notwithstanding the foregoing, for purposes of determining compliance with, and satisfaction of, the conditions specified in this Section 3, the Administrative Agent and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder (except with respect to confirmation of receipt of the funds by the Administrative Agent and the professional advisors specified in Section 3(b) hereof, any waiver of which shall be as determined by the Administrative Agent (on behalf of itself or any Person for whom such amount is for the benefit of) or any professional advisor owed such amount). The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date, and such notice shall be conclusive and binding.
Section 4.Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders party hereto as follows:
4.1Power and Authority. It has the limited liability company power and authority to, and the legal right to, make, execute and deliver this Amendment and to perform its obligations under this Amendment and under the Amended Credit Agreement and other Loan Documents to which it is a party.
4.2Authorization. It has taken all proper and necessary limited liability company action to authorize the execution, delivery and performance of this Amendment and the other transactions contemplated hereby and the performance of the Amended Credit Agreement and the other Loan Documents and to authorize the borrowings on the terms and conditions of this Amendment.
4.3Non-Violation. The execution and delivery of this Amendment and the performance and observance by it of the provisions hereof do not and will not (i) violate the Organizational Documents of the Borrower, (ii) violate any Requirement of Law of the Borrower or any of its Subsidiaries, as such may be applicable to or binding on each except, to the extent any such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (iii) constitute a default under any Contractual Obligations of the Borrower or any of its Subsidiaries, as such may be applicable to or binding on each, except to the extent such default could not reasonably be expected to result in a Material Adverse Effect, and (iv) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation (other than the Liens permitted by the Amended Credit Agreement).
4.4Validity and Binding Effect. This Amendment has been duly executed and delivered by the Borrower. On the Amendment No. 3 Effective Date, this Amendment shall constitute a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.5Representations and Warranties in Credit Agreement. After giving effect to this Amendment, the representations and warranties of each Loan Party contained in the Amended Credit Agreement and each Loan Document are true and correct in all material respects as of the Amendment No. 3 Effective Date; provided, that to the extent that such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
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4.6No Event of Default. On the Amendment No. 3 Effective Date, both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred or is continuing.
4.7No Consent. No consent, exemption, authorization or approval of, registration or filing with, notice or any other action by, any Governmental Authority or any other Person is required on the part of or with respect to the Borrower in connection with this Amendment, or the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Document, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.
Section 5.Reaffirmation of Agreements and Security Interest. The Borrower hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document (including the Guarantee and Collateral Agreement) to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) [reserved] and (iii) its grant of Liens on the Collateral to the Collateral Agent for the benefit of the Lenders to secure the prompt payment and performance in full when due of the Obligations pursuant to the Security Documents.
Section 6.Miscellaneous.
6.1Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
6.2Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any subsequent extension of credit shall affect any of such representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
6.3Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.4Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
6.5Loan Documents Unaffected. Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect as amended on the date hereof and that all of its obligations thereunder shall be valid and enforceable (except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)) and shall not be impaired or limited by the execution or effectiveness of this Amendment. On and after the Amendment No. 3 Effective Date, the parties confirm and acknowledge with respect to each Loan Document not amended or modified restated in connection with the Amendment that unless the context otherwise requires (i) each reference in such Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall be a reference to the Credit Agreement as amended by the Amendment, and as such agreement may be otherwise amended, amended and restated, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any such Loan Document by reference to the terms defined in the “Credit Agreement”
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shall reference the defined terms in the Credit Agreement, as amended hereby, as the same may be otherwise amended, amended and restated, modified or supplemented and in effect from time to time. This Amendment is a Loan Document.
6.6Waiver of Claims. The Borrower hereby acknowledges and agrees that, through the date hereof, each of the Administrative Agent and the Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Borrower in connection with the Obligations, the Credit Agreement, and the other Loan Documents, and, to the maximum extent permitted by applicable law, the Borrower hereby waives and releases any claims to the contrary with respect to the period through the Amendment No. 3 Effective Date. To the maximum extent permitted by applicable law, the Borrower hereby releases, acquits and forever discharges the Administrative Agent and each of the Lenders, their respective Affiliates, and their respective officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former, from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Obligations, this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby and thereby.
6.7Fees and Expenses. The Borrower hereby agrees to pay in full in cash all reasonable and documented out-of-pocket fees and expenses payable to Gibson, Dunn & Crutcher LLP incurred by Gibson, Dunn & Crutcher LLP in connection with the negotiation, documentation and execution and delivery of Amendment No. 3.
6.8Agent Direction. The Administrative Agent (in its capacities as the Administrative Agent and the collateral agent for the Secured Parties) is hereby authorized and directed to execute and deliver the Representative Supplement (as defined in the Amended Credit Agreement) substantially in the form attached hereto as Exhibit B.
6.9Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.
6.10Counterparts. This Amendment may be executed in any number of counterparts, each of which will be an original and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (including in “.pdf” format) will be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.11GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
6.12Notices; Submission to Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.  The provisions set forth in Sections 10.2, 10.12 and 10.18 of the Credit Agreement are
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hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.

[Remainder of page blank; signatures follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NATIONAL CINEMEDIA, LLC,
as Borrower
By its manager, National CineMedia, Inc.

By:	/s/ Tom Lesinski
	Name:	Tom Lesinski
	Title:	CEO

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Christina M. McGugan
	Name:	Christina M. McGugan
	Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kevin Quan
	Name:	Kevin Quan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sean Duggan
	Name:	Sean Duggan
	Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

ABRY ADVANCED SECURITIES FUND III, L.P., as a Lender

By: ABRY ASF Investors III, L.P.
Its: General Partner

By: ABRY Advanced Securities Holdings III, LLC
Its; General Partner

By:	/s/ John Connor
	Name:	John Connor
	Title:	Authorized Person

[Signature Page to Amendment No. 3 to Credit Agreement]

Apollo Trading LLC,
as a Lender

By:	/s/ Lauren Lountzis
	Name:	Lauren Lountzis
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

Appalachian Funding LLC,
as a Lender

By:	/s/ Lauren Lountzis
	Name:	Lauren Lountzis
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

Casaloma Loan Funding 1 LLC,
as a Lender

By:	/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

MALAGA LLC,
as a Lender

By:	/s/ Roberto Sara
	Name:	Roberto Sara
	Title:	Senior Associate

[Signature Page to Amendment No. 3 to Credit Agreement]

Aon Collective Investment Trust - Multi-Asset Credit Fund, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP
AVAW Loans Sankaty z.H. Internationale        Kapitalanlagegesellschaft mbH, as a Lender
By: Bain Capital Credit, LP, as a Manager z.H.

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP
Avery Point VI CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Avery Point VII CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Baloise Senior Secured Loan Fund II, as a Lender
By: Bain Capital Credit, LP, as Sub Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

[Signature Page to Amendment No. 3 to Credit Agreement]

Bain Capital Credit CLO 2016-2, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2017-1, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2017-2, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2018-1, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2018-2, Limited, as a Lender

[Signature Page to Amendment No. 3 to Credit Agreement]

By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-1, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-2, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-3, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Collateral Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

[Signature Page to Amendment No. 3 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-1, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-2, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-3, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-1, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

[Signature Page to Amendment No. 3 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-2, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

CMAC Fund 1, L.P., as a Lender
By: Bain Capital Credit Managed Account Investors (CMAC Fund 1), LLC, its general partner
By: Bain Capital Credit Member II, Ltd., its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Suzuka INKA, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

[Signature Page to Amendment No. 3 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Griffin Institutional Access Credit Fund, as a Lender
By: BCSF Advisors, LP, as Sub-Adviser

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Future Fund Board of Guardians, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (FSS), L.P., as a Lender
By: Bain Capital Credit Managed Account Investors (FSS), L.P., its general partner
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Government Employees Superannuation Board, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

[Signature Page to Amendment No. 3 to Credit Agreement]

Bain Capital I ICAV acting in respect of and for the account of its sub fund Global Loan, Fund, as a Lender

By:	/s/ Tom Maughan
	Name:	Thomas Simon Maughan
	Title:	Director

Bain Capital Credit Dislocation Fund (B), L.P.,
as a Lender
By: Bain Capital Credit Dislocation
Fund General Partner, LLC
Its: general partner
By Bain Capital Credit Member II, Ltd.
its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Floating Rate Income Fund, a series of John Hancock Funds II, as a Lender
By: BCSF Advisors, LP, its Subadviser

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Los Angeles County Employees Retirement Association, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Future Fund Board of Guardians for and on behalf of Medical Research Future Fund, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

[Signature Page to Amendment No. 3 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (PSERS), L.P., as a Lender
By: Bain Capital Credit Managed Account Investors, LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Retail Employees Superannuation Trust, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Race Point X CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Race Point IX CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

[Signature Page to Amendment No. 3 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Race Point VIII CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

San Francisco City and County Employees’ Retirement System, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital High Income Partnership, L.P., as a Lender
By: Bain Capital High Income Investors, L.P.
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Senior Loan Fund, L.P., as a Lender
By: Bain Capital Senior Loan Investors, LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

[Signature Page to Amendment No. 3 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Senior Loan Fund (SRI), L.P., as a Lender
By: Bain Capital Senior Loan Investors (SRI), L.P., its general partner
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Sunsuper Pooled Superannuation Trust, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (Blanco), L.P., as a Lender
By: Bain Capital Credit Managed Account Investors (Blanco), LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Bain Capital Total Return Credit, L.P., as a Lender
By: Bain Capital Total Return Credit General Partner, LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

[Signature Page to Amendment No. 3 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

Blue Cross of California, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Managing Director/CFO-Bain Capital Credit, LP

[Signature Page to Amendment No. 3 to Credit Agreement]

Carlyle Investment Management L.L.C.

Signed for and on behalf of:

Carlyle C17 CLO, Ltd.
Carlyle Global Market Strategies CLO 2012-4, Ltd.
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.
Carlyle Global Market Strategies CLO 2015-5, Ltd.
Carlyle Global Market Strategies CLO 2016-3, Ltd.
Carlyle US CLO 2018-1, Ltd.
Carlyle US CLO 2018-2, Ltd.
Carlyle US CLO 2018-4, Ltd.

as a Lender

By:	/s/ Glori Graziano
	Name:	Glori Graziano
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

Fernwood Associates LLC,
as a Lender

By:	/s/ David Forer
	Name:	David Forer
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

Fernwood Foundation Fund LLC,
as a Lender

By:	/s/ David Forer
	Name:	David Forer
	Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

Fernwood Restructurings Limited,
as a Lender

By:	/s/ David Forer
	Name:	David Forer
	Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

VOYA INVESTMENT TRUST CO. – SENIOR LOAN COMMON TRUST FUND

VOYA INVESTMENT TRUST CO. – SENIOR LOAN TRUST FUND

as Term Loan Lender

By: Voya Investment Trust Co., as Trustee

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

VOYA SENIOR INCOME FUND
VOYA FLOATING RATE FUND
VOYA STRATEGIC INCOME OPPORTUNITIES FUND
MEDTRONIC HOLDINGS Sarl,
each, as Term Loan Lender

By: Voya Investment Management Co. LLC, as Investment Manager

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

VOYA CREDIT OPPORTUNITIES MASTER FUND
VOYA CLO 2014-2, LTD.
VOYA CLO 2014-3, LTD.
VOYA CLO 2014-4, LTD.
VOYA CLO 2015-1, LTD.
VOYA CLO 2015-2, LTD.
VOYA CLO 2015-3, LTD.
VOYA CLO 2016-1, LTD.
VOYA CLO 2016-2, LTD.
VOYA CLO 2016-3, LTD.
VOYA CLO 2016-4, LTD.
VOYA CLO 2017-1, LTD.
VOYA CLO 2017-2, LTD.
VOYA CLO 2017-3, LTD.
VOYA CLO 2017-4, LTD.
VOYA CLO 2018-1, LTD.
VOYA CLO 2018-2, LTD.
VOYA CLO 2018-3, LTD.
VOYA CLO 2018-4, LTD.
VOYA CLO 2019-1, LTD.
VOYA CLO 2019-2, LTD.
VOYA CLO 2019-3, LTD.
VOYA CLO 2019-4, LTD.
VOYA CLO 2020-1, LTD.
VOYA CLO 2020-2, LTD.
VOYA CLO 2020-3, LTD.
each, as Term Loan Lender

By: Voya Alternative Asset Management LLC, as Investment Manager

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Seldon Limited,
as a Lender

By:	/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

EXHIBIT A
Amended Credit Agreement
[See Attached]

CREDIT AGREEMENT
as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 30, 2020 ~~and~~, that certain Amendment No. 2 to Credit Agreement, dated as of March 8, 2021 and that certain Amendment No. 3 to Credit Agreement, dated as of January 5, 2022 among
NATIONAL CINEMEDIA, LLC,
as Borrower,
The Several Lenders
from Time to Time Parties Hereto,
JPMORGAN CHASE BANK, N.A.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
RBC CAPITAL MARKETS1,
as Joint Lead Arrangers and Joint Bookrunners,
BARCLAYS BANK PLC,
as a Joint Bookrunner,

ZB, N.A. dba VECTRA BANK COLORADO,
as Co-Manager,
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Dated as of June 20, 2018

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.
36

TABLE OF CONTENTS
CONTENTS
    Page

SECTION 1. DEFINITIONS	1
1.1 Defined Terms	1
1.2 Other Definitional Provisions	~~40~~51

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS	~~42~~53
2.1 Term Loan Commitments	~~42~~53
2.2 Procedure for Term Loan Borrowing	~~42~~54
2.3 Repayment of Term Loans	~~43~~54
2.4 Revolving Credit Commitments	~~43~~54
2.5 Procedure for Revolving Credit Borrowing	~~43~~55
2.6 Swing Line Commitment	~~44~~55
2.7 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans	~~44~~56
2.8 Repayment of Loans; Evidence of Debt	~~46~~57
2.9 Commitment Fees, etc	~~47~~58
2.10 Termination or Reduction of Revolving Credit Commitments	~~47~~59
2.11 Optional Prepayments	~~47~~59
2.12 Mandatory Prepayments	~~56~~70
2.13 Conversion and Continuation Options	~~57~~71
2.14 Minimum Amounts and Maximum Number of Eurodollar Tranches	~~58~~72
2.15 Interest Rates and Payment Dates	~~58~~72
2.16 Computation of Interest and Fees	~~59~~72
2.17 Inability to Determine Interest Rate	~~59~~73
2.18 Pro Rata Treatment and Payments	~~60~~74
2.19 Increased Costs	~~63~~77
2.20 Taxes	~~64~~78
2.21 Indemnity	~~68~~82
2.22 Illegality	~~69~~83
2.23 Change of Lending Office	~~69~~83
2.24 Replacement of Lenders under Certain Circumstances; Defaulting Lenders	~~70~~84
2.25 Incremental Credit Extensions.	~~74~~89
2.26 [Reserved]	~~78~~90

i

2.27 Extensions of Revolving Credit Loans and Term Loans and revolving Credit Commitments and Replacement Revolving Credit Loans and Replacement Term Loans and Replacement Revolving Credit Commitments	~~80~~90
2.28 Replacement of Facilities	~~84~~94

SECTION 3. LETTERS OF CREDIT	~~85~~96
3.1 L/C Commitment	~~85~~96
3.2 Procedure for Issuance of Letter of Credit	~~86~~96
3.3 Fees and Other Charges	~~86~~97
3.4 L/C Participations	~~87~~97
3.5 Reimbursement Obligation of the Borrower	~~88~~99
3.6 Obligations Absolute	~~88~~99
3.7 Letter of Credit Payments	~~89~~100
3.8 Applications	~~89~~100

SECTION 4. REPRESENTATIONS AND WARRANTIES	~~89~~100
4.1 Financial Condition	~~89~~100
4.2 No Change	~~90~~100
4.3 Corporate Existence; Compliance with Law	~~90~~100
4.4 Power; Authorization; Enforceable Obligations	~~90~~101
4.5 No Legal Bar	~~91~~101
4.6 No Material Litigation	~~91~~102
4.7 No Default	~~91~~102
4.8 Ownership of Property; Liens	~~91~~102
4.9 Intellectual Property	~~91~~102
4.10 Taxes	~~92~~102
4.11 Federal Regulations	~~92~~103
4.12 Labor Matters	~~92~~103
4.13 ERISA	~~92~~103
4.14 Investment Company Act; Other Regulations	~~93~~104
4.15 Subsidiaries	~~93~~104
4.16 Use of Proceeds	~~93~~104
4.17 Environmental Matters	~~93~~104
4.18 Accuracy of Information, etc.	~~94~~105
4.19 Security Documents	~~94~~105
4.20 Solvency	~~95~~106
4.21 Certain Documents	~~95~~106
4.22 Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions.	~~95~~106
4.23 EEA Financial Institution	~~96~~107

SECTION 5. CONDITIONS PRECEDENT	~~96~~107
5.1 Conditions to Initial Extension of Credit	~~96~~107
5.2 Conditions to Each Extension of Credit	~~97~~108
5.3 Conditions to New Incremental Loans	108

SECTION 6. AFFIRMATIVE COVENANTS	~~97~~109
6.1 Financial Statements	~~97~~109
6.2 Certificates; Other Information	~~98~~110
6.3 Payment of Obligations	~~99~~111
6.4 Conduct of Business and Maintenance of Existence; Compliance	~~99~~111
6.5 Maintenance of Property; Insurance	~~100~~112
6.6 Inspection of Property; Books and Records; Discussions	~~100~~112
6.7 Notices	~~101~~113
6.8 Environmental Laws	~~102~~114
6.9 [Reserved]	~~102~~114
6.10 Additional Collateral, Further Assurances, etc	~~102~~114
6.11 Approved Deposit Accounts; Control Agreements	116
6.12 Ratings	117
6.13 Conference Calls	118
6.14 No "Unrestricted Subsidiaries"	118
6.15 Cash Distributions	118

SECTION 7. NEGATIVE COVENANTS	~~104~~118
7.1 Financial Condition Covenant	~~104~~118
7.2 Limitation on Indebtedness	~~105~~119
7.3 Limitation on Liens	~~107~~122
7.4 Limitation on Fundamental Changes	~~110~~125
7.5 Limitation on Disposition of Property	~~110~~126
7.6 Limitation on Restricted Payments	~~112~~128
~~7.7 [Reserved]~~	~~113~~
7.7 Limitation on Certain Prepayments	130
7.8 Limitation on Investments	~~113~~131
7.9 Limitation on Amendments to Other Documents	~~115~~134
7.10 Limitation on Transactions with Affiliates	~~116~~134
7.11 Limitation on Sales and Leasebacks	~~116~~135
7.12 Limitation on Changes in Fiscal Periods	~~116~~135

7.13 Limitation on Negative Pledge Clauses and Restrictions on Subsidiary Distributions	~~116~~135
7.14 [Reserved]	~~117~~136
7.15 Limitation on Lines of Business	~~117~~136
7.16 Sanctions; Anti-Corruption Use of Proceeds	~~117~~136
7.17 Minimum Liquidity Covenant	136
7.18 Bank Accounts	136

SECTION 8. EVENTS OF DEFAULT	~~117~~137

SECTION 9. THE ADMINISTRATIVE AGENT	~~120~~140
9.1 Appointment	~~120~~140
9.2 Delegation of Duties	~~121~~141
9.3 Exculpatory Provisions	~~121~~141
9.4 Reliance by the Administrative Agent	~~121~~141
9.5 Notice of Default	~~122~~142
9.6 Non-Reliance on the Administrative Agent and Other Lenders	~~122~~142
9.7 Indemnification	~~123~~143
9.8 Administrative Agent in Its Individual Capacity	~~123~~143
9.9 Successor Administrative Agent	~~123~~143
9.10 Authorization to Release Liens and Guarantees	~~124~~144
9.11 The Lead Arrangers; the Bookrunners; the Co-Manager	~~124~~144
9.12 Withholding	~~124~~144
9.13 Certain ERISA Matters.	~~124~~144

SECTION 10. MISCELLANEOUS	~~127~~147
10.1 Amendments and Waivers	~~127~~147
10.2 Notices	~~130~~152
10.3 No Waiver; Cumulative Remedies	~~132~~153
10.4 Survival of Representations and Warranties	~~132~~154
10.5 Payment of Expenses	~~132~~154
10.6 Successors and Assigns; Participations and Assignments	~~134~~156
10.7 Adjustments; Set-off	~~140~~162
10.8 Counterparts	~~140~~162
10.9 Severability	~~140~~163
10.10 Integration	~~141~~163
10.11 GOVERNING LAW	~~141~~163
10.12 Submission To Jurisdiction; Waivers	~~141~~163

10.13 Acknowledgments	~~142~~164
10.14 Confidentiality	~~143~~165
10.15 Release of Collateral and Guarantee Obligations	~~144~~166
10.16 Accounting Changes	~~144~~167
10.17 Delivery of Lender Addenda	~~145~~167
10.18 WAIVERS OF JURY TRIAL	~~145~~167
10.19 Intercreditor Agreement	~~145~~167
10.20 Acknowledgement and Consent to Bail-In of ~~EEA~~ Affected Financial Institution.	~~145~~168
10.21 Acknowledgement Regarding Any Supported QFCs	168

Schedules
Schedule 2.1            Lenders and Initial Term Loan Commitments
Schedule 2.3            Lenders and Revolving Credit Commitments
Schedule 4.19(a)(i)        UCC Filing Office
Schedule 4.19(a)(ii)    Existing UCC Financing Statements To Remain On File After Closing Date
Schedule 4.19(a)(iii)    Existing UCC Financing Statements To Be Terminated On or Before Closing Date
Schedule 6.11    Accounts
Schedule 7.2(d)        Indebtedness
Schedule 7.3(f)        Liens
Schedule 7.10            Affiliate Transactions
Schedule 7.13            Restrictive Agreements
Exhibits
Exhibit A            Form of Borrowing Notice
Exhibit B            Form of Compliance Certificate
Exhibit C            Form of Lender Addendum
Exhibit D-1            Form of Term Note
Exhibit D-2            Form of Revolving Credit Note
Exhibit D-3            Form of Swing Line Note
Exhibit E-1    Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit E-2    Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit E-3    Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes)
Exhibit E-4    Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit F            Form of Assignment and Acceptance

v

CREDIT AGREEMENT, dated as of June 20, 2018, among National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 30, 2020 ~~and~~, that certain Amendment No. 2 to Credit Agreement, dated as of March 8, 2021 and that certain Amendment No. 3 to Credit Agreement, dated as of January 5, 2022.
W I T N E S S E T H:
WHEREAS, the Borrower has requested (a) the Term Loan Lenders (as defined herein) to extend credit in the form of new Term Loans on the Closing Date, in an aggregate principal amount of $270,000,000, and (b) the Revolving Credit Lenders (as defined herein) continue to extend credit to the Borrower in the form of a Revolving Credit Facility in an aggregate amount of $175,000,000 as of the date hereof;
WHEREAS, the proceeds of the Term Loans made on the Closing Date will be permitted to be used (i) to repay in full all existing term loans outstanding under the Existing Credit Agreement and (ii) to pay fees and expenses incurred in connection with the foregoing (collectively, the “Transaction”);
WHEREAS, the proceeds of the Revolving Credit Loans will be permitted to be used (i) for working capital and general corporate purposes of the Borrower and its Subsidiaries, and (ii) to fund acquisitions, Restricted Payments and other distributions permitted by Section 7.6, and for any other purpose not prohibited by this Agreement;
WHEREAS, the Lenders are willing to make such credit facilities available upon and subject to the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
SECTION 1.DEFINITIONS
1.1Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.
“Acceptable Discount” shall have the meaning as defined in Section 2.11(c)(iv).
“Acceptable Prepayment Amount” shall have the meaning as defined in Section 2.11(c)(iv).
“Acceptance Date” shall have the meaning as defined in Section 2.11(c)(iv).
“Acquisition” means as to any Person, (x) the acquisition of a majority of the Capital Stock of any other Person which have the ordinary voting power for the election of the board of directors (or equivalent governing body) of such other Person, (y) the acquisition of all or substantially all of the assets of any other Person or (z) the acquisition of all or substantially all of the assets constituting a business line or division of any other Person.
“Additional Lender” means at any time, any existing Lender or any other bank or other financial institution or other lender selected by the Borrower that agrees to provide any portion of any

Incremental Term Loans~~, Revolving Credit Commitment Increases~~  or Replacement Revolving Credit Commitments.
“Adjusted Consolidated EBITDA” means as to the Borrower and its Subsidiaries for a particular period, the sum of:
(a)Consolidated EBITDA of Borrower and its Subsidiaries for such period; plus
(b)for each such period ending after the Closing Date, amounts received by the Borrower during such period pursuant to the Loews Agreement or other similar agreements to the extent such amounts are not otherwise included in determining Consolidated EBITDA of Borrower and its Subsidiaries under clause (a) of this definition for such period; plus
(c)for each such period ending after the Closing Date, the aggregate amount of cash payments received by the Borrower during such period pursuant to Section 4(b) of the Common Unit Adjustment Agreement to the extent such amounts are not otherwise included in determining Consolidated EBITDA of the Borrower and its Subsidiaries under clause (a) of this definition for such period.
“Adjustment Date” shall have the meaning as defined in the definition of “Pricing Grid.”
“Administrative Agent” shall have the meaning as defined in the preamble hereto.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person; provided that, for purposes of Section 7.10, an “Affiliate” shall not include any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, any Founding Member Parent (excluding Holdings, each Subsidiary of Holdings and each Subsidiary of such Founding Member Parent). For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
“Affiliated Lender” means any Non-Debt Fund Affiliate, the Borrower, Holdings and any of its other Subsidiaries.
“Aggregate Exposure” means with respect to any Lender at any time, an amount equal to the sum of (i) the aggregate then unpaid principal amount of such Lender’s Term Loans and (ii) the amount of such Lender’s Revolving Credit Commitment then in effect or, if any Class of Revolving Credit Commitments of such Lender have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding.
“Aggregate Exposure Percentage” means with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the sum of the Aggregate Exposures of all Lenders at such time.

“Agreement” means this Credit Agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
~~“All-in Yield” means, with respect to any Indebtedness, the yield of such Indebtedness, whether in the form of interest rate, margin, original issue discount, upfront fees, index floors or otherwise, in each case payable by the Borrower generally to lenders, provided that original issue discount and upfront fees shall be equated to interest rate assuming a four-year life to maturity, and shall not include arrangement fees, structuring fees, ticking fees, commitment fees, unused line fees, underwriting fees and any amendment and similar fees (regardless of whether paid in whole or in part to the relevant lenders); provided, further, that with respect to Section 2.25, “All-in Yield” shall include any amendment, consent, or similar fee paid to the holders of Indebtedness (other than with respect to Loans hereunder) in connection with any amendment, consent or waiver related to the incurrence of the Indebtedness then being incurred under Section 2.25 (in each case assuming (and equated to) a four-year life to maturity).~~
“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of April 30, 2020, among the Borrower, the Lenders party thereto and the Administrative Agent.
“Amendment No. 1 Effective Date” has the meaning assigned thereto in Amendment No 1.
“Amendment No. 2” means Amendment No. 2 to this Agreement dated as of March 8, 2021, among the Borrower, the Lenders party thereto and the Administrative Agent.
“Amendment No. 2 Effective Date” has the meaning assigned thereto in Amendment No. 2.
“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of January 5, 2022, among the Borrower, the Lenders party thereto and the Administrative Agent.
“Amendment No. 3 Effective Date” has the meaning assigned thereto in Amendment No 3.
“Anti-Corruption Laws” shall have the meaning as defined in Section 4.22(b).
“Applicable Discount” shall have the meaning as defined in Section 2.11(c)(iii).
“Applicable Margin” means (a) with respect to any Initial Term Loan, (A) at all times prior to the Amendment No. 2 Effective Date, 2.00% in the case of Base Rate Loans and 3.00% in the case of Eurodollar Loans and (B) at all times on and after the Amendment No. 2 Effective Date, 3.00% in the case of Base Rate Loans and 4.00% in the case of Eurodollar Loans, (b) with respect to any Revolving Credit Loan, (A) at all times prior to the Amendment No. 2 Effective Date, as determined pursuant to the “Pricing Grid” (as defined in this Agreement prior to the Amendment No. 2 Effective Date; it being understood and agreed that, upon the Amendment No. 2 Effective Date and until adjusted on the next applicable Adjustment Date, the pricing level I indicated on the Pricing Grid shall be applicable) and (B) at all times on and after the Amendment No. 2 Effective Date, as determined pursuant to the “Pricing Grid”, (c) with respect to any New Incremental Loan, 7.00% in the case of Base Rate Loans and 8.00% in the case of Eurodollar Loans and (d) with respect to any other Incremental Term Loan, the rate per annum specified in the Incremental Amendment establishing such Incremental Term Commitment.
“Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.
“Applicable Premium” means, with respect to the principal amount of the Initial Term Loans then being paid, prepaid, repaid or accelerated on or prior to the first anniversary of the Amendment No. 2 Effective Date, the present value as of such date of payment, prepayment, repayment or acceleration, of all remaining interest that would have accrued on such principal amount of such Initial Term Loans from such date through the first anniversary of the Amendment No. 2 Effective Date (taking into account any scheduled amortization payments required to be made prior to such date) at a rate per annum equal to the Applicable Margin applicable to Eurodollar Loans (determined for a three-month Interest Period commencing on such date and assuming such Eurodollar Rate remains the same for the entire period from such date to the first anniversary of the New Incremental Loan Funding Date) constituting Initial Term Loans on such date (computed on the basis of actual days elapsed over a year of 360 days, using a discount rate equal to the Treasury Rate as of such date plus 50 basis points, and discounted in accordance with standard financial practice, and the term “Treasury Rate” shall mean, as of any date, the rate per annum equal to the weekly average yield as of such date on actually traded United States Treasury securities with a maturity nearest to the first anniversary of the Amendment No. 2 Effective Date (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to such date and which establishes yields on actively traded United States Treasury securities adjusted to a constant maturity of one year under the caption “Treasury Constant Maturities” (or, if such Statistical Release is no longer published, any publicly available source of similar market data)).
“Applicable New Incremental Loan Premium” means, with respect to the principal amount of the New Incremental Loans then being paid, prepaid, repaid or accelerated (as applicable):
(a)on or prior to the date that is eighteen months after the New Incremental Loan Funding Date, the greater of:
(1)an amount equal to the product of the principal amount of the applicable New Incremental Loans then being paid, repaid, prepaid or accelerated times 3.00%; and
(2)the present value as of such date of payment, prepayment, repayment or acceleration, of all remaining interest that would have accrued on such principal amount of such New Incremental Loans from such date through the date that is eighteen months after the New Incremental Loan Funding Date (taking into account any scheduled amortization payments required to be made prior to such date) at a rate per annum equal to the Applicable Margin applicable to Eurodollar Loans (determined for a three-month Interest Period commencing on such date and assuming such Eurodollar Rate remains the same for the entire period from such date to the date that is eighteen months after the New Incremental Loan Funding Date) constituting New Incremental Loans on such date (computed on the basis of actual days elapsed over a year of 360 days, using a discount rate equal to the Treasury Rate as of such date plus 50 basis points, and discounted in accordance with standard financial practice, and the term “Treasury Rate” shall mean, as of any date, the rate per annum equal to the weekly average yield as of such date on actually traded United States Treasury securities with a maturity nearest to the date that is eighteen months after the New Incremental Loan Funding Date (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to such date and which establishes yields on actively traded United States Treasury securities adjusted to a constant maturity of one year under the caption “Treasury Constant Maturities” (or, if such Statistical Release is no longer published, any publicly available source of similar market data));
(b)after the date that is eighteen months after the New Incremental Loan Funding Date but on or prior to the second anniversary of the New Incremental Loan Funding Date, a cash amount equal to the product of the principal amount of the applicable New Incremental Loans then being paid, repaid, prepaid or accelerated times 3.00%;
(c)after the date that is after the second anniversary of the New Incremental Loan Funding Date but on or prior to the third anniversary of the New Incremental Loan Funding Date, a cash amount equal to the product of the principal amount of the applicable New Incremental Loans then being paid, repaid, prepaid or accelerated times 2.00%;
(d)after the third anniversary of the New Incremental Loan Funding Date but on or prior to the fourth anniversary of the New Incremental Loan Funding Date, a cash amount equal to the product of the principal amount of the applicable New Incremental Loans then being paid, repaid, prepaid or accelerated times 1.00%; or
(e)after the fourth anniversary of the New Incremental Loan Funding Date, a cash amount equal to the product of the principal amount of the New Incremental Loans then being paid, repaid, prepaid or accelerated times 0.00%.
“Applicable Tax Rate” means (a) 40% or (b) if, at the time of the relevant distribution described in Section 7.6(f) herein, the highest combined federal, state and local marginal rate applicable to corporate taxpayers residing in New York City, New York, taking into account the deductibility of state and local income taxes for federal income tax purposes shall exceed 40%, such higher rate.
“Application” means an application, in such form as the relevant Issuing Lender may specify from time to time, requesting such Issuing Lender to issue a Letter of Credit (which application shall be subject to Section 3.8).
“Approved Deposit Account” shall have the meaning assigned thereto in Section 6.11 (which, for the avoidance of doubt, shall not include any Excluded Accounts).
“Approved Deposit Bank” means a Revolving Lender (or an affiliate thereof) as of the Amendment No. ~~2~~3 Effective Date, or that becomes or became a Revolving Lender thereafter, in each case, that is an insured depository institution that is regulated by foreign, federal or state banking regulators, including, without limitation, the United States ~~Office~~ of the Comptroller of the Currency, the Federal Deposit Insurance Corporation or the Board~~.~~ and approved by the Administrative Agent (with such approval not to be unreasonably withheld and it being understood and agreed that Vectra Bank Colorado (solely with respect to the deposit accounts and securities accounts of the Borrower held at Vectra Bank Colorado (or its Affiliate) and in existence as of the Amendment No. 3 Effective Date (such accounts, the “Existing Vectra Accounts”)), JPMorgan Chase Bank, N.A., Barclays Bank PLC, Royal Bank of Canada and each of their Affiliates are approved by the Administrative Agent).
“Asset Sale” means any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clauses (a) through (m) or (p) of Section 7.5) which yields Net Cash Proceeds to the Borrower or any of its Subsidiaries (valued at the outstanding principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $10,000,000 (provided that such threshold is reduced to $5,000,000 from and after the Amendment No. 2 Effective Date through the ~~Q3~~Q4 End Date).
“Assignee” shall have the meaning as defined in Section 10.6(b).
“Assignment and Acceptance” shall have the meaning as defined in Section 10.6(c).
“Assignor” shall have the meaning as defined in Section 10.6(b).
“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Loan Prepayment pursuant to Section 2.11(c)); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Borrower nor any of its Affiliates may act as the Auction Agent.
“Available Cash” means for a particular period (i) the Borrower’s earnings before interest, taxes, depreciation and amortization (as determined in accordance with GAAP); plus (ii) non-cash items of deduction or loss (other than items related to barter transactions) subtracted in determining the Borrower’s earnings under clause (i); plus (iii) interest income received by the Borrower to the extent such income is not otherwise included in determining the Borrower’s earnings under clause (i); plus (iv) amounts received by the Borrower pursuant to the Loews Agreement or other similar agreements to the extent such amounts are not otherwise included in determining the Borrower’s earnings under clause (i); plus (v) amounts received by the Borrower pursuant to the Common Unit Adjustment Agreement to the extent such amounts are not otherwise included in determining the Borrower’s earnings under clause (i); plus (vi) amounts received by the Borrower pursuant to Section 3.5(c) of the Borrower LLC Operating Agreement to the extent such amounts are not otherwise included in determining the Borrower’s earnings under clause (i); plus (vii) net proceeds (after expenses attributable to the sale) from the sale of Borrower assets to the extent such proceeds are not otherwise included in determining the Borrower’s earnings under clause (i); plus (viii) for the second quarterly period of each fiscal year of the Borrower, the amount of any Distribution Increase (as hereinafter defined) attributable to the Distribution Year (as hereinafter defined); plus (ix) for the fourth quarterly period of each fiscal year of the Borrower, any amounts that the Borrower was not permitted to distribute to its members for each of the immediately preceding three quarterly fiscal periods of such fiscal year as a result of the application of Section 7.6(h) of this Agreement (to the extent such amounts are not restricted under Section 7.6(h) as of the last day of such fourth quarterly fiscal period); less (x) non-cash items of income or gain (other than items related to barter transactions) added in determining the Borrower’s earnings under clause (i); less (xi) amounts paid by the Borrower pursuant to the ESAs, the Management Agreement or other similar agreements to the extent such amounts are not otherwise deducted in determining the Borrower’s earnings under clause (i); less (xii) amounts paid by the Borrower pursuant to the Common Unit Adjustment Agreement to the extent such amounts are not otherwise deducted in determining the Borrower’s earnings under clause (i); less (xiii) taxes paid by the Borrower; less (xiv) Capital Expenditures made by the Borrower, minus any Agreed Increase in Available Cash in such period relating to a Specified Capital Expenditure, plus any Agreed Decrease in Available Cash in such period relating to a Specified Capital Expenditure; provided that the aggregate amount of all Agreed Decreases in Available Cash relating to any Specified Capital Expenditure for all fiscal quarters must equal the Agreed Increase in Available Cash relating to such Specified Capital Expenditure prior to the Initial Term Loan Maturity Date; less (xv) for the second quarterly period of each fiscal year of the Borrower, the amount of any Distribution Decrease (as hereinafter defined) attributable to the Distribution Year; less (xvi) interest paid by the Borrower on Specified Funded Indebtedness (as hereinafter defined); less (xvii) mandatory principal payments made by the Borrower on the Specified Funded Indebtedness to the extent such principal payments are made from funds other than funds that were restricted pursuant to Section 7.6(h) of this Agreement~~)~~; less (xviii) amounts (other than interest and principal payments) paid by the Borrower with respect to Specified Funded Indebtedness to the extent such amounts are not otherwise deducted in determining the Borrower’s earnings under clause (i); provided, however, that (A) amounts borrowed under, and optional principal payments made on, the Revolving Credit Loans and the loans under the Revolving Credit Agreement, in each case, shall not be taken into account in determining Available Cash; (B) amounts received or paid by the Borrower pursuant to the terms of the Tax Receivable Agreement shall not be taken into account in determining Available Cash; (C) for the quarterly period that includes the Closing Date, Available Cash shall be determined beginning on the day following the Closing Date through the last day of such quarterly fiscal period; and (D) proceeds of or any payments made with or out of the proceeds of any Indebtedness incurred pursuant to Sections 7.2(k), (n), (o) or (p) shall not be taken in account in determining Available Cash. For purposes of this definition of Available Cash: (a) the term “Agreed Increase in Available Cash” means, with respect to any Specified Capital Expenditure, the amount of the increase in Available Cash in the fiscal quarter in which such Capital Expenditure is made that was agreed to among the Borrower and the members of the Borrower, such amount not to exceed the amount of such Specified Capital Expenditure; (b) the term “Specified Capital Expenditure” means any Capital Expenditure with respect to which (and to the extent that) the Borrower has agreed with the members of the Borrower to an Agreed Increase in Available Cash in the fiscal quarter in which such Capital Expenditure is made and to one or more Agreed Decreases in Available Cash in one or more fiscal quarters during the term of this Agreement; (c) the term “Agreed Decrease in Available Cash” means, with respect to any Specified Capital Expenditure, the amount of the decrease in Available Cash in any quarter that was agreed to among the Borrower and the members of the Borrower; provided that the aggregate amount of all such Agreed Decreases in Available Cash for any Specified Capital Expenditure shall not exceed the amount of such Specified Capital Expenditure; and (d) “Specified Funded Indebtedness” means the sum of (x) Indebtedness of the Borrower pursuant to any Loan Document, plus (y) additional Indebtedness, or any refinancing thereof, of the Borrower as permitted under the terms of this Agreement.
The Borrower shall determine Available Cash (i) for each quarterly fiscal period of the Borrower, and (ii) for each fiscal year of the Borrower (the “Distribution Year”) in connection with the preparation of the financial statements of the Borrower referred to in Section 6.1(a). To the extent Available Cash for the Distribution Year is greater than the total amount of Restricted

Payments made pursuant to Section 7.6 with respect to the four quarterly fiscal periods in such Distribution Year (the “Distribution Increase”), the Distribution Increase will be added to Available Cash for the second quarterly period in the fiscal year following the Distribution Year. To the extent Available Cash for the Distribution Year is less than the total amount of Restricted Payments made pursuant to Section 7.6 with respect to the four quarterly fiscal periods in such Distribution Year (the “Distribution Decrease”), the Distribution Decrease will be subtracted from Available Cash for the second quarterly period in the fiscal year following the Distribution Year.
“Available Revolving Credit Commitment” means with respect to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Credit Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding; provided, that in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Credit Commitment pursuant to Section 2.9, the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Eurodollar Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Eurodollar Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.17 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Base Rate Loans” means Loans for which the applicable rate of interest is based upon the Base Rate.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230
“Benefitted Lender” shall have the meaning as defined in Section 10.7.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor).
“Bona Fide Joint Venture” means any newly acquired, formed or structured Subsidiary that is a Joint Venture formed, acquired or structured for a bona fide business purpose (as determined by the Borrower acting in good faith) and, if owned in part by any Person that is an Affiliate of the Borrower (other than a Loan Party), any applicable transactions amongst the Loan Parties, on the one hand, and such Bona Fide Joint Venture, on the other hand, comply with Section 7.10 (without giving effect to the first parenthetical thereof).
“Bookrunners” means JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets2 and Barclays Bank PLC, as joint bookrunners.
“Borrower” shall have the meaning as defined in the preamble hereto.
“Borrower LLC Operating Agreement” means the Third Amended and Restated Limited Liability Company Operating Agreement of the Borrower, as the same may be amended, supplemented or otherwise modified from time to time.
“Borrower Membership Units” means the common membership units of the Borrower.
“Borrower Offer of Specified Discount Prepayment” means the offer by the Borrower to make a voluntary prepayment of Loans at a specified discount to par pursuant to Section 2.11(c)(ii).
“Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by the Borrower of offers for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Loans at a specified range of discounts to par pursuant to Section 2.11(c)(iii).
“Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Loans at a discount to par pursuant to Section 2.11(c)(iv).
“Borrowing Date” means any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.
“Borrowing Notice” means with respect to any request for borrowing of Loans hereunder, a notice from the Borrower, substantially in the form of, and containing the information prescribed by, Exhibit A, delivered to the Administrative Agent.
“Business Day” means (a) for all purposes other than as covered by clause (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are
2 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

authorized or required by law to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.
“Capital Expenditures” means all expenditures by the Borrower for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements) that the Borrower is required to capitalize for financial reporting purposes in accordance with GAAP.
“Capital Lease Obligations” means with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP, provided that obligations that are recharacterized as capital leases due to a change in GAAP after the Closing Date shall not be treated as capital leases for any purpose under this Agreement, but instead shall be accounted for as if they were operating leases for all purposes under this Agreement.
“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.
“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Lenders or Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and each applicable Issuing Lender shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each applicable Issuing Lender. “Cash Collateral” shall have a meaning analogous to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency or political subdivision thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender, any lender under the Revolving Credit Agreement or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A2 by Standard & Poor’s Ratings Services (“S&P”) or P2 by Moody’s Investors Service, Inc. (“Moody’s”), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender, any lender under the Revolving Credit Agreement or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United

States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender, any lender under the Revolving Credit Agreement or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.
“Cash Management Agreement” means mean any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit or debit card, stored value card, electronic funds transfer, purchasing cards, netting services, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), positive pay service, employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with cash management and deposit accounts.
“Cash Management Obligations” means, as to any person, any and all obligations of such person, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any Cash Management Agreement.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any Law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.
“Change of Control” means the occurrence of any of the following events:
(a)(i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), excluding any Founding Member or Holdings, shall become the “beneficial owner” (as defined in Rules 13(d)3 and 13(d)5 under the Exchange Act), directly or indirectly, of more than 50% of the then issued and outstanding Borrower Membership Units and (ii) at such time (x) the voting requirements under Section 5.2 of Holding’s Amended and Restated Certificate of Incorporation (applying the ownership threshold for the Founding Members set forth in such Section in effect on the Closing Date) is not applicable and (y) no Founding Member is entitled to participate in giving Founding Member Approval (as such definition is defined in the Borrower LLC Operating Agreement on the Closing Date) pursuant to Section 4.3 of the Borrower LLC Operating Agreement (as such Section is in effect on the Closing Date); or

(b)(i) any Person, other than a Founding Member, acquires the right to (A) elect, or (B) nominate for election or (C) designate for nomination pursuant to the Designation Agreement, a majority of the members of the board of directors of Holdings and (ii) at such time (x) the voting requirements under Section 5.2 of Holding’s Amended and Restated Certificate of Incorporation (applying the ownership threshold for the Founding Members set forth in such Section in effect on the Closing Date) is not applicable and (y) no Founding Member is entitled to participate in giving Founding Member Approval (as such definition is defined in the Borrower LLC Operating Agreement on the Closing Date) pursuant to Section 4.3 of the Borrower LLC Operating Agreement (as such Section is in effect on the Closing Date); or
(c)(i) Holdings shall cease to be the manager of the Borrower and (ii) at such time (x) the voting requirements under Section 5.2 of Holding’s Amended and Restated Certificate of Incorporation (applying the ownership threshold for the Founding Members set forth in such Section in effect on the Closing Date) is not applicable and (y) no Founding Member is entitled to participate in giving Founding Member Approval (as such definition is defined in the Borrower LLC Operating Agreement on the Closing Date) pursuant to Section 4.3 of the Borrower LLC Operating Agreement (as such Section is in effect on the Closing Date).
For purposes of this definition of Change of Control only, the term “Founding Member” shall mean (a) each of American Multi-Cinema, Inc., a Missouri corporation, Cinemark Media, Inc., a Delaware corporation, and Regal CineMedia Holdings, LLC, a Delaware limited liability company, and (b) each Permitted Transferee (as such definition is defined in the Borrower LLC Operating Agreement on the Closing Date) that constitutes a Founding Member Affiliate.
“Class” means when used in reference to any Loan or any borrowing, refers to whether such Loan, or the Loans comprising such borrowing, are Revolving Credit Loans, Extended Revolving Credit Loans of the same Extension Series and including any related swingline loans thereunder, Replacement Revolving Credit Loans (of the same series and any related swingline loans thereunder), Term Loans, Extended Term Loans of the same Extension Series or Swing Line Loans and, when used in reference to any Revolving Credit Commitment, refers to whether such Revolving Credit Commitment is a Revolving Credit Commitment~~, a Revolving Credit Commitment Increase established as a separate tranche under Section 2.25,~~  or an Extended Revolving Credit Commitment of the same Extension Series and including any related swingline commitments thereunder, a Replacement Revolving Credit Commitment (of the same series and any related swingline commitment thereunder) or a Swing Line Commitment.
“Closing Date” means June 20, 2018.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Co-Manager” means ZB, N.A. dba Vectra Bank Colorado.
“Collateral” means all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Commitment” means (a) with respect to each Lender (to the extent applicable), such Lender’s Revolving Credit Commitment, Extended Revolving Credit Commitment of the same Extension Series, Replacement Revolving Credit Commitment, Incremental Term Commitment or any combination thereof (as the context requires) and (b) with respect to the Swing Line Lender or any swingline lender under any Extended Revolving Credit Commitment or Replacement Revolving Credit Commitment, its swingline commitment.
“Commitment Fee Rate” means 0.50% per annum.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Common Unit Adjustment Agreement” means the Common Unit Adjustment Agreement by and among Holdings, the Borrower, the Founding Members and the ESA Parties dated as of February 13, 2007, as the same may be amended, supplemented or modified from time.
“Commonly Controlled Entity” means an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.
“Compliance Certificate” means a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit B.
“Consolidated EBITDA” means, of the Borrower for any period, Consolidated Net Income of the Borrower and its Subsidiaries for such period plus, without duplication and to the extent deducted in determining such Consolidated Net Income for such period, the sum of (a) expenses for taxes based on income or capital (including franchise and similar taxes), (b) interest expense of the Borrower and its Subsidiaries, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges incurred in connection with or associated with Indebtedness (including without limitation, as it relates to the Borrower and its Subsidiaries, the Facilities and the revolving credit facility under the Revolving Credit Agreement), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring charges, expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), including without limitation, as it relates to the Borrower and its Subsidiaries, all fees, commissions, expenses, costs, charges and reorganizations costs (including reasonable legal, accounting, financing, consulting and advisory costs, fees and expenses) incurred in connection with the Facilities, the revolving credit facility under the Revolving Credit Agreement or the initial public offering of the common stock of Holdings (provided, that the addback pursuant to this clause (e), when combined with Pro Forma Cost Savings added back (or adjusted) in connection with such calculation, shall not exceed 15.0% of Consolidated EBITDA calculated after giving effect to this clause (e) and such adjustment for Pro Forma Cost Savings), (f) severance plan costs or expense~~,~~ and (g) any other non-cash charges, expenses or losses of the Borrower and its Subsidiaries, including without limitation, (x) non-cash compensation expenses arising from the issuance by Holdings, the Borrower or the applicable Subsidiary of equity, options to purchase equity, stock or equity appreciation rights or similar rights to the employees of Holdings, the Borrower and Subsidiaries of the Borrower and (y) non-cash charges related to changes in the exposure of the Borrower and its Subsidiaries under Hedge Agreements, and minus, to the extent included in determining such

Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining such Consolidated Net Income), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (c) any other non-cash income and (d) any cash payments made during such period in respect of items described in clause (g) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis.
For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) pursuant to any determination of the Consolidated Net Senior Secured Leverage Ratio, (i) if at any time during such Reference Period or after the end of such Reference Period and on or prior to the date on which such determination is being made, the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period or after the end of such Reference Period and on or prior to the date on which such determination is being made, the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto (taking into account any Pro Forma Cost Savings (provided that, when combined with amounts added back pursuant to clause (e) of this definition, the aggregate amount of adjustments for Pro Forma Cost Savings and amounts added back pursuant to such clause (e) shall not exceed 15.0% of Consolidated EBITDA (after giving effect to such adjustments for Pro Forma Cost Savings and pursuant to clause (e))) as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, “Material Acquisition” means any Acquisition that involves the payment of consideration (including stock consideration) by the Borrower and/or its Affiliates in excess of an amount equal to 10% of Consolidated EBITDA of the Borrower and its Subsidiaries for the period of the most recent four consecutive fiscal quarters ending prior to the closing date of such Acquisition with respect to which financial statements have been prepared by the Borrower. “Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of an amount equal to 10% of Consolidated EBITDA of the Borrower and its Subsidiaries for the period of the most recent four consecutive fiscal quarters ending prior to the date of such Disposition with respect to which financial statements have been prepared by the Borrower.
“Consolidated Net Income” means, of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Borrower and its consolidated Subsidiaries for any period, there shall be excluded (a) except as set forth in the second paragraph of the definition of “Consolidated EBITDA,” the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document or any “Loan

Document” as defined in the Revolving Credit Agreement) or Requirement of Law applicable to such Subsidiary.
“Consolidated Net Senior Secured Leverage Ratio” means as of any date of determination, the ratio of (a) Consolidated Senior Secured Debt on such day less the aggregate amount of cash and Cash Equivalents owned by the Borrower and its Subsidiaries on such day in an amount not to exceed $100,000,000 (in each case, free and clear of all Liens (other than Liens permitted by Section 7.3(a), (h), (l) and (s) and/or Liens securing the obligations under any of the Revolving Credit Agreement and/or the Senior Secured 2028 Notes (or, in each case, any Permitted Refinancing thereof))) to (b) Adjusted Consolidated EBITDA of the Borrower and its Subsidiaries for the Reference Period most recently ended on or prior to such date of determination for which (excluding for purposes of Section 7.1) financial statements have been prepared by the Borrower.
“Consolidated Senior Secured Debt” means at any date, Consolidated Total Debt (other than Permitted Unsecured Indebtedness) at such date, determined on a consolidated basis in accordance with GAAP, that is secured by a Lien on any assets of the Borrower or its Subsidiaries.
“Consolidated Total Debt” means at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries of the type described in clauses (a) through (e) of the definition of “Indebtedness” in this Section 1.1 at such date, determined on a consolidated basis in accordance with GAAP.
“Consolidated Total Leverage Ratio” means as of any date of determination, the ratio of (a) Consolidated Total Debt on such date less the aggregate amount of cash and Cash Equivalents owned by the Borrower and its Subsidiaries on such date in an amount not to exceed $100,000,000 (in each case, free and clear of all Liens (other than Liens permitted by Section 7.3(a), (h), (l) and (s) and/or Liens securing the obligations under any of the Revolving Credit Agreement and/or the Senior Secured 2028 Notes (or, in each case, any Permitted Refinancing thereof))) to (b) Adjusted Consolidated EBITDA of the Borrower and its Subsidiaries for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination with respect to which financial statements have been prepared by the Borrower.
“Contractual Obligation” means as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.
“Control Agreement” means an account control agreement that establishes the Administrative Agent’s “control” over a deposit account or securities account (as applicable) within the meaning of Section 8-106 or 9-104 of the UCC, as applicable, each in form and substance reasonably satisfactory to the Administrative Agent and the Borrower.
“Control Investment Affiliate” means as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Covenant Holiday Period” shall have the meaning assigned thereto in Section 7.1.
“Covered Entity” means any of the following:
    (1) a “covered entity” as that term is defined in, and interpreted in accordance with, 12     C.F.R. § 252.82(b);
    (2) a “covered bank” as that term is defined in, and interpreted in accordance with, 12     C.F.R. § 47.3(b); or
    (3) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12     C.F.R. § 382.2(b).
“Debt Fund Affiliate” means any Affiliate (other than a natural person) of the Borrower or any of its Subsidiaries that is a bona fide debt fund or investment vehicle that is engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business.
“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Deposit Account Grace Period” shall have the meaning assigned to such term in Section 6.11(b)(I).
“Default” means any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means, subject to Section 2.24(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender, any Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including, in the case of a Revolving Credit Lender, in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, any Issuing Lender or any Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder

(provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as the ownership of such Capital Stock does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.24(b)) upon delivery of written notice of such determination to the Borrower, each Issuing Lender, each Swing Line Lender and each Lender.
“Designation Agreement” means the Director Designation Agreement dated as of February 13, 2007 among Holdings, American Multi-Cinema, Inc., a Missouri corporation, Cinemark Media, Inc., a Delaware corporation, and Regal CineMedia Holdings, LLC, a Delaware limited liability company, as the same may be amended, supplemented or otherwise modified from time to time.
“Discharged in Full” occurs when (i) the Commitments have terminated or expired, no Letter of Credit is outstanding (other than Letters of Credit that have been Cash Collateralized) and all Obligations of all Loan Parties (other than obligations in respect of Hedge Agreements, Cash Management Obligations and contingent indemnification obligations for which no claim has been made) have been paid in full in cash, and (ii) to the extent obligations in respect of Hedge Agreements are then outstanding, unless otherwise agreed in writing by the applicable counterparties, either (x) no event of default or termination event shall have occurred and be continuing under any such Hedge Agreements, and no event described in Section 8(f) (in respect of Borrower only) shall have occurred and be continuing or (y) the parties have collateralized such obligations in a manner reasonably satisfactory to the relevant counterparty to such Hedge Agreements.
“Discount Prepayment Accepting Lender”: as defined in Section 2.11(c)(ii).
“Discount Range”: as defined in Section 2.11(c)(iii).
“Discount Range Prepayment Amount”: as defined in Section 2.11(c)(iii).
“Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.11(c) substantially in a form mutually agreed to by the Borrower, the Auction Agent and the Administrative Agent.
“Discount Range Prepayment Offer” means the irrevocable written offer by a Lender, substantially in a form mutually agreed to by the Borrower, the Auction Agent and the Administrative Agent, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.

“Discount Range Prepayment Response Date”: as defined in Section 2.11(c)(iii).
“Discount Range Proration”: as defined in Section 2.11(c)(iii).
“Discounted Loan Prepayment”: as defined in Section 2.11(c)(i).
“Discounted Prepayment Determination Date”: as defined in Section 2.11(c)(iv).
“Discounted Prepayment Effective Date” means in the case of any Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the respective Specified Discount Prepayment Response Date, Discount Range Prepayment Response Date or Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.11(c)(ii), Section 2.11(c)(iii) or Section 2.11(c)(iv), respectively, unless a different period is agreed to between the Borrower and the Auction Agent acting in their reasonable discretion.
“Disposition” means with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms “Dispose” and “Disposed of” shall have correlative meanings.
“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security or Capital Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event, (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued, (ii) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (a) debt securities or (b) any Capital Stock that would constitute Disqualified Capital Stock, in each case at any time on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued, (iii) contains any mandatory repurchase obligation which may come into effect prior to the date of the termination of this Agreement or (iv) provides for the scheduled payments of dividends in cash on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued; provided that (x) any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of a change in control, or a Disposition occurring prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued shall not constitute Disqualified Capital Stock if such Capital Stock provides that the issuer thereof will not redeem any such Capital Stock pursuant to such provisions prior to the date of the termination of this Agreement and (y) for purposes of clause (i) through (iv) above, it is understood and agreed that if any such maturity, redemption, conversion, exchange, repurchase obligation or scheduled payment is in part, only such part coming into effect prior to, in the case of clauses (i), (ii) and (iv) above, the date that is 91 days following the Latest Maturity Date and, in the case of clause (iii) above, prior to the date of the termination of this Agreement, shall constitute Disqualified Capital Stock.
Notwithstanding the preceding sentence, (A) if such Capital Stock is issued to any plan for the benefit of directors, officers, employees, members of management, managers or consultants or by any such plan to such directors, officers, employees, members of management, managers or consultants, in each case in the ordinary course of business of the Borrower or any Restricted Subsidiary, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the issuer thereof in order to satisfy applicable statutory or regulatory obligations and (B) no Capital Stock held by any future, present or former employee, director, officer, manager, member of management or consultant (or their respective Affiliates) of the Borrower (or any Restricted Subsidiary) shall be considered Disqualified Capital Stock because such stock is redeemable or subject to repurchase pursuant to any management equity subscription agreement, stock option, stock appreciation right or other stock award agreement, stock ownership plan, put agreement, stockholder agreement or similar agreement that may be in effect from time to time.
“Disqualified Institution” means, on any date, (a) any Person designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the date hereof, (b) any other Person that is a competitor of the Borrower or any of its Subsidiaries, which Person has been designated by the Borrower as a “Disqualified Institution” from time to time during the term of this Agreement by written notice to the Administrative Agent not less than 3 Business Days prior to such date and (c) Affiliates of such Persons set forth in clauses (a) and (b) above to the extent such Affiliates are either (i) identified in writing by Borrower from time to time by means of a written notice to the Administrative Agent or (ii) clearly identifiable solely on the basis of the similarity of such Affiliate’s name; provided that “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time unless subsequently identified in writing in accordance with this definition.
“Dollars” and “$”means dollars in lawful currency of the United States of America.
“Domestic Subsidiary” means any Subsidiary of the Borrower organized under the laws of the United States of America or any jurisdiction within the United States of America.
“DQ List” shall have the meaning as defined in Section 10.6(i)(iv).
“ECF Percentage” means with respect to any fiscal year of the Borrower, 50%; provided, that, the ECF Percentage shall be 0% if the Consolidated Net Senior Secured Leverage Ratio as of the last day of such fiscal year is less than 3.00 to 1.0.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Employment Agreements” means the collective reference to the employment agreements entered into from time to time among Holdings, the Borrower and each “Service Employee”

under (and as defined in) the Management Agreement, in each case as the same may be amended, supplemented or modified from time to time.
“Environmental Laws” means any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.
“Environmental Permits” means any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required or issued under any Environmental Law.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Event”: (i) a Reportable Event with respect to any Single Employer Plan (excluding those for which the provision for 30 day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Single Employer Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Single Employer Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Single Employer Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Borrower or any Commonly Controlled Entity from any Single Employer Plan with two or more contributing sponsors or the termination of any such Single Employer Plan resulting in liability to the Borrower or any Commonly Controlled Entity pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Single Employer Plan the termination of or the appointment of a trustee to administer any Single Employer Plan, or the receipt of a written notice in which the PBGC states that either such an event is forthcoming; (vi) the imposition of liability on the Borrower or any Commonly Controlled Entity pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of the Borrower or any Commonly Controlled Entity in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is a reasonable expectation of potential liability therefor, or the receipt by the Borrower or any Commonly Controlled Entity of notice from any Multiemployer Plan that it is Insolvent, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which would reasonably be expected to give rise to the imposition on the Borrower or any Commonly Controlled Entity of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Plan other than a Multiemployer Plan or the assets thereof, or against the Borrower, or any Commonly Controlled Entity in connection with any Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Single Employer Plan (or any other Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or of the failure of any trust forming part of any Single Employer Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 430(k) of the Code or ERISA or a violation of Section 436 of the Code.

“ESAs” means the collective reference to (a) the Exhibitor Services Agreement between the Borrower and American Multi-Cinema, Inc., a Missouri corporation, dated as of February 13, 2007, (b) the Exhibitor Services Agreement between the Borrower and Cinemark USA, Inc., a Texas corporation, dated as of February 13, 2007, and (c) the Exhibitor Services Agreement between the Borrower and Regal Cinemas, Inc., a Tennessee corporation, dated as of February 13, 2007, in each case as amended, supplemented or modified from time to time.
“ESA Parties” means the collective reference to American Multi-Cinema, Inc., a Missouri corporation, Cinemark USA, Inc., a Texas corporation, and Regal Cinemas, Inc., a Tennessee corporation.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Eurodollar Loans” means Loans for which the applicable rate of interest is based upon the Eurodollar Rate.
“Eurodollar Rate” ” means, with respect to any borrowing of Eurodollar Loans for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.
“Eurodollar Tranche” means the collective reference to Eurodollar Loans under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).
“Event of Default” means any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
“Excess Cash Flow” means for a fiscal year of the Borrower, (i) Available Cash for such fiscal year, less (ii) to the extent not deducted in calculating Available Cash for such fiscal year, Restricted Payments and other cash payments as permitted under Section 7.6 made or payable with respect to such fiscal year, less (iii) an amount equal to the greater of (x) $10,000,000 and (y) 5% of Adjusted EBITDA (calculated as of the most recent date for which financial statements have been delivered pursuant to Sections 6.1(a) or (b), at the time made) for such fiscal year, less (iv) all optional prepayments made after the end of a fiscal year and before the Excess Cash Flow Application Date; provided that notwithstanding the foregoing, Excess Cash Flow shall not include Available Cash for any fiscal quarters of the Borrower commencing with (inclusively) the fiscal quarter ended June 30, 2020 and ending with (inclusively) the fiscal quarter ending on or about ~~September 29~~March 30, ~~2022~~2023.
“Excess Cash Flow Application Date” shall have the meaning as defined in Section 2.12(c).
“Excluded Accounts” means all deposit accounts and securities accounts (a) used exclusively for payroll, withholding tax or other employee wage and benefit accounts; (b) that are exclusively escrow, fiduciary or other trust or similar accounts; (c) that are exclusively tax accounts, including, without limitation, sales tax accounts and escrow accounts; (d) that are any other accounts that do not have a daily balance or fair market value in excess of $100,000, collectively; and (e) that are owned by a Subsidiary that is not a Loan Party. On the date of delivery of the Compliance Certificate pursuant to Section 6.2(a), the Borrower shall provide notice to the Administrative Agent of all Excluded Accounts.

~~“Excess Cash Flow Application Date” shall have the meaning as defined in Section 2.12(c).~~
“Excluded Collateral” shall have the meaning as defined in the Guarantee and Collateral Agreement.
“Excluded Subsidiary” means (a) any Subsidiary that is not a Wholly Owned Subsidiary or (b) any Subsidiary that  does not account for either (i) 2.5% or more of the consolidated revenue of the Borrower and its Subsidiaries individually or 5.0% when aggregated with all other Excluded Subsidiaries under this clause (b), in each case as determined in accordance with GAAP or (ii) 2.5% or more of the Holdings Total Capitalization individually or 5.0% when aggregated with all other Excluded Subsidiaries under this clause (b), in each case measured for the period of four consecutive fiscal quarters ended on the last day of the then most recently ended fiscal quarter with respect to which financial statements have been prepared by the Borrower. Notwithstanding anything to the contrary in this Agreement, a Subsidiary that ceases to be a Wholly Owned Subsidiary as a result of any transaction (or series of related transactions) that is not a bona fide, arm’s length business transaction with third parties or, if with Affiliates, upon fair and reasonable terms no less favorable to the Loan Parties than they would obtain in a comparable arm’s length transaction (including, without limitation, any transaction for the sole purpose of releasing such Subsidiary as a Subsidiary Guarantor) shall not be deemed to be an Excluded Subsidiary and shall not release or otherwise impact or affect any Lien, Guaranty Obligation or Collateral under this Agreement or any other Loan Document in any manner whatsoever.
“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Loan Party or the grant of security of security interest becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal.
“Existing Class” means each Class of Existing Revolving Credit Loans, Existing Revolving Credit Commitments and Existing Term Loans.
“Existing Credit Agreement”: the Credit Agreement, dated as of February 13, 2007 (as amended and restated pursuant to that certain Amendment No. 4, dated as of November 26, 2012, as amended pursuant to that certain Amendment No. 5, dated as of May 2, 2013, as amended pursuant to that certain Incremental Amendment No. 1, dated as of June 18, 2014, as amended pursuant to that certain Amendment No. 6, dated as of July 2, 2014, and as amended pursuant to that certain Incremental Amendment No. 2, dated as of May 26, 2016), by and among the Borrower, the several banks and other financial institutions or entities from time to time party thereto and Barclays Bank PLC, as administrative agent.
“Existing Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of April 27, 2012, among the Borrower, JPMorgan Chase Bank, N.A., as successor Collateral Agent, Administrative Agent and Authorized Representative (each as defined therein) for the First-Lien

Secured Parties and Credit Agreement Secured Parties (each as defined therein), and Wells Fargo Bank, National Association, as the Notes Authorized Representative (as defined therein), with respect to the Prior Senior Secured Notes (as amended, supplemented or otherwise modified from time to time, including by the Representative Supplement).
“Existing Revolving Credit Commitments” shall have the meaning as defined in Section 2.27(a).
“Existing Revolving Credit Loans” shall have the meaning as defined in Section 2.27(a).
“Existing Term Loans” shall have the meaning as defined in Section 2.27(a).
“Existing Vectra Accounts” shall have the meaning as defined in the definition of “Approved Deposit Bank.”
“Extended Loans/Commitments” means the Extended Revolving Credit Loans, Extended Revolving Credit Commitments and/or Extended Term Loans.
“Extended Revolving Credit Commitments” shall have the meaning as defined in Section 2.27(a).
“Extended Revolving Credit Loans” shall have the meaning as defined in Section 2.27(a).
“Extended Term Loans” shall have the meaning as defined in Section 2.27(a).
“Extending Lender” shall have the meaning as defined in Section 2.27 (b).
“Extending Term Loan Lender”: any Extended Lender holding an Extended Term Loan.
“Extension Amendment” shall have the meaning as defined in Section 2.27(c).
“Extension Date” shall have the meaning as defined in Section 2.27(e).
“Extension Election” shall have the meaning as defined in Section 2.27(b).
“Extension Request” shall have the meaning as defined in Section 2.27(a).
“Extension Series” means (a) in the case of Extended Revolving Credit Commitments, Extended Revolving Credit Commitments that are established to have the same maturity date pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Revolving Credit Commitments provided for therein are intended to be a part of any previously established Extension Series) and (b) in the case of Extended Term Loans, Extended Term Loans that are established to have the same maturity date pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term Loans provided for therein are intended to be a part of any previously established Extension Series).
“Facility” means each of (a) the Initial Term Loan Commitments and the Initial Term Loans made thereunder (the “Term Loan Facility”), (b) any Incremental Facility and (c) each Class of Revolving Credit Commitments and the extensions of credit made thereunder (each a “Revolving Credit Facility”).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any legislation, regulation or guidance giving effect to such intergovernmental agreements.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to zero for the purposes of this Agreement.
“Final Circuit Share Payments” means the collective reference to the “Final Circuit Share Payments” as defined in, and to be paid by the Borrower to the ESA Parties pursuant to, that certain side letter dated as of February 13, 2007, by and among the Borrower and the ESA Parties, substantially in the form filed with the SEC on January 24, 2007.
“Flood Insurance Laws” means (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.
“Foreign Lender” means a Lender that is not a U.S. Person.
“Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary.
“Founding Members” means the collective reference to American Multi-Cinema, Inc., a Missouri corporation, Cinemark Media, Inc., a Delaware corporation, and Regal CineMedia Holdings, LLC, a Delaware limited liability company.
“Founding Member Affiliate” means each Founding Member Parent and any Person that, directly or indirectly, is controlled by a Founding Member Parent. For purposes of this definition only, “control” of a Person means the power, directly or indirectly, either to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
“Founding Member Parent” means each of (a) Dalian Wanda Group Co., Ltd. or its successor or any Person that wholly-owns Dalian Wanda Group Co., Ltd., directly or indirectly, in the future, in the case of American Multi-Cinema, Inc., (b) Cinemark Holdings, Inc. or its successor or any Person that wholly-owns Cinemark Holdings, Inc., directly or indirectly, in the future, in the case of Cinemark Media, Inc., and (c) Cineworld Group plc or its successor or any Person that wholly-owns Cineworld Group plc, directly or indirectly, in the future, in the case of Regal CineMedia Holdings, LLC.
“FQ1”, “FQ2”, “FQ3”, and “FQ4” means when used with a numerical year designation, means the first, second, third or fourth fiscal quarters, respectively, of such fiscal year of the Borrower (e.g., FQ4 2018 means the fourth fiscal quarter of the Borrower’s 2018 fiscal year, which ends on December 31, 2018).

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Lender other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to any Swing Line Lender, such Defaulting Lender’s Applicable Percentage of outstanding Swing Line Loans made by such Swing Line Lender other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.
“Funding Office” means the office specified from time to time by the Administrative Agent as its funding office by notice to the Borrower and the Lenders.
“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).
“Guarantee and Collateral Agreement” means the Guarantee and Collateral Agreement executed and delivered by the Borrower and each Subsidiary Guarantor on the Closing Date, as the same may be amended, supplemented or otherwise modified from time to time.
“Guarantee Obligation” means as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit), in each case, that guarantees or in effect guarantees any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business, customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any Acquisition or Disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness, or any Excluded Swap Obligations). The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.
“Hedge Agreements” means all interest rate or currency forwards, options, swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by the Borrower or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.
“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedging Agreements.
“Holdings” means National CineMedia, Inc., a Delaware corporation.
“Holdings Common Stock” means the common stock, par value $0.01 per share, of Holdings.
“Holdings Common Stock Outstanding” means, as of any date of determination, (a) all shares of Holdings Common Stock actually outstanding on such date, (b) all shares of Holdings Common Stock issuable upon conversion or exchange of the common membership units of the Borrower outstanding on such date, and (c) all shares of Holdings Common Stock issuable upon exercise or conversion of all other options, warrants, evidences of indebtedness, shares (other than the Holdings Common Stock) or other securities outstanding on such date that are convertible or exchangeable for Holdings Common Stock.
“Holdings Total Capitalization” means, as of any date of determination, the sum of:
(a)an amount equal to (i) the number of shares of Holdings Common Stock Outstanding on such date, multiplied by (ii) the average of the closing prices of the Holdings Common Stock on the Nasdaq Global Select Market over the 30 day period ending three (3) trading days prior to such date; plus
(b)an amount equal to (i) the aggregate principal amount of all Indebtedness of Holdings and its Subsidiaries of the type described in clauses (a) through (e) of the definition of “Indebtedness” in this Section 1.1 at such date, determined on a consolidated basis in accordance with GAAP, less (ii) the aggregate amount of cash and Cash Equivalents owned by the Borrower and its Subsidiaries on such date (in each case, free and clear of all Liens (other than Liens permitted by Section 7.3(a), (f), (h) ~~and~~, (l) and (s)); plus
(c)an amount equal to aggregate book value of all outstanding shares of non-convertible preferred stock of Holdings (if any).
“IBA” has the meaning as defined in Section 1.03.
“Impacted Interest Period” has the meaning assigned to it in the definition of “LIBO Rate.”
~~“Incremental Additional Lender” shall have the meaning as defined in Section 2.25; provided that, for all purposes hereof, Incremental Additional Lender shall not include any financial institution retained as an arranger or fronting agent (or a similar Person acting in such a capacity (or a similar capacity)) on behalf, or at the request of, any Lender (or any Affiliate of (or fund,~~

~~partnership, account, investment vehicle or other entity managed or advised by) such Person or Lender or an Affiliate thereof).~~
“Incremental Amendment” shall have the meaning as defined in Section 2.25.
“Incremental Facility” means an Incremental Term Facility ~~or Incremental Revolving Facility~~.
“Incremental Facility Closing Date” shall have the meaning as defined in Section 2.25.
~~“Incremental Revolving Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Amendment and Section 2.25, to make Revolving Loans and to acquire participations in Letters of Credit and Swing Line Loans hereunder.~~
~~“Incremental Revolving Facility” means an incremental portion of the Revolving Credit Commitments established hereunder pursuant to an Incremental Amendment providing for Incremental Revolving Commitments.~~
“Incremental Term Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Amendment and Section 2.25, to make Incremental Term Loans, expressed as an amount representing the maximum principal amount of such Incremental Term Loans to be made by such Lender.
“Incremental Term Facility” means an incremental term loan facility established hereunder pursuant to an Incremental Amendment providing for Incremental Term Commitments.
“Incremental Term Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan.
“Incremental Term Loans” shall have the meaning as defined in Section 2.25.
“Incremental Term Loan Maturity Date” means, with respect to Incremental Term Loans, the scheduled date on which such Incremental Term Loans shall become due and payable in full hereunder, as specified in the applicable Incremental Amendment.
“Indebtedness” means, of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables, deferred compensation arrangements for employees, directors and officers and other accrued obligations, in each case in the ordinary course of business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property) other than customary reservations or retentions of title under agreements with suppliers in the ordinary course of business; provided that, in such event, the amount of such Indebtedness shall be deemed to be the lesser of the fair market value of such Property and the aggregate principal amount of such Indebtedness, (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, surety bond or similar facilities, (g) for purposes of Section 7.2 only, all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person on or prior to June 20, 2025 (other than for consideration consisting of Borrower Membership Units or

Holdings Common Stock or cash consideration of, or funded (directly or indirectly) by, Holdings), (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, (j) for the purposes of Section 8(e) only, all obligations of such Person in respect of Hedge Agreements; provided that for purposes of this definition, the principal amount of any Hedge Agreement as of such date shall be the maximum aggregate amount that such Person would be required to pay if such Hedge Agreement were terminated as of such date (after giving effect to any netting arrangements) and (k) Cash Management Obligations. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. Notwithstanding the foregoing, the term “Indebtedness” shall not include (i) purchase price adjustments, earnouts, holdbacks or deferred payments of a similar nature (including deferred compensation representing consideration or other contingent obligations incurred in connection with an acquisition), except in each case to the extent that such amount payable is, or becomes, due and payable; (ii) obligations in respect of non-competes and similar agreements and (iii) licenses and operating leases. The amount of Indebtedness of any Person for purposes of clause (i) above shall (unless such Indebtedness has been assumed by such Person or such Person has otherwise become liable for the payment thereof) be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the property encumbered thereby as determined by such Person in good faith.
“Indemnified Liabilities” shall have the meaning as defined in Section 10.5.
“Indemnitee” shall have the meaning as defined in Section 10.5.
“Identified Participating Lenders” shall have the meaning as defined in Section 2.11(c)(iii).
“Identified Qualifying Lenders” shall have the meaning as defined in Section 2.11(c)(iv).
“Initial Term Loan” means a Loan made pursuant Section 2.1 (but excluding, for the avoidance of doubt, any New Incremental Loan).
“Initial Term Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make an Initial Term Loan on the Closing Date, expressed as an amount representing the maximum principal amount of the Initial Term Loan to be made by such Lender, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender in any Assignment and Assumption related to such Initial Term Loan. The initial amount of the Lender’s Initial Term Loan Commitment is set forth on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Initial Term Loan Commitment, as applicable. The initial aggregate amount of the Initial Term Loan Commitments as of the Closing Date is $270,000,000.
“Initial Term Loan Lender” means each Lender that has an Initial Term Loan Commitment or is the holder of an Initial Term Loan.

“Initial Term Loan Maturity Date” means subject to Section 2.27, the seventh anniversary of the Closing Date.
“Insolvency” means with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.
“Insolvent” means pertaining to a condition of Insolvency.
“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, service marks, trademark and service mark licenses, domain names, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.
“Intercreditor Agreement” means (i) ~~that certain~~the Existing Intercreditor Agreement~~, dated as of April 27, 2012, among the Borrower, Barclays Bank PLC, as Collateral Agent, Administrative Agent and Authorized Representative (each as defined therein) for the First-Lien Secured Parties and Credit Agreement Secured Parties (each as defined therein), and Wells Fargo Bank, National Association, as the Notes Authorized Representative, with respect to the Prior Senior Secured Notes (as supplemented by the Representative Supplement No. 1, dated as of the Closing Date, among the Borrower, Barclays Bank PLC, Wells Fargo Bank, National Association and the Administrative Agent)~~  and (ii) any other Intercreditor Agreement on customary terms which are reasonably satisfactory to the Administrative Agent entered into in connection with any additional Indebtedness contemplated by Section 7.2(p) and (q), including any Permitted Refinancing of the Senior Secured 2028 Notes or any other additional Indebtedness permitted by this Agreement.
“Interest Payment Date” means (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or shorter, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line Loan), the date of any repayment or prepayment made in respect thereof.
“Interest Period” means as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 12:00 Noon, New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:
(1)if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
(2)any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date or beyond the date final payment is due on the Term Loans shall end on the Revolving Credit Termination Date or such due date, as applicable; and
(3)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.
“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.
“Investments” shall have the meaning as defined in Section 7.8.
“Issuing Lender” means JPMorgan Chase Bank, N.A. and any other Revolving Credit Lender from time to time designated by the Borrower as an Issuing Lender with the consent of such Revolving Credit Lender and the Administrative Agent.
“Joint Venture” means, with respect to any Person, any other Person in which such Person owns Capital Stock (other than any Wholly-Owned Subsidiary), and including, for the avoidance of doubt, any other Person in which such Person owns a minority position in the Capital Stock thereof. Unless otherwise specified, “Joint Venture” shall refer to any Person in which the Borrower or any Subsidiary thereof owns Capital Stock (other than any Wholly Owned Subsidiary).
“Junior Financing” shall have the meaning set forth in Section 7.7.
“Latest Maturity Date” means the latest of the then Latest Revolving Maturity Date and the then Latest Term Loan Maturity Date.
“Latest Revolving Maturity Date” means with respect to any Indebtedness, the latest Maturity Date applicable to any Revolving Credit Facility that is outstanding hereunder as determined on the date such Indebtedness is issued or incurred.
“Latest Term Loan Maturity Date” means with respect to any Indebtedness, the latest Maturity Date applicable to any Term Loan Facility that is outstanding hereunder as determined on the date such Indebtedness is issued or incurred.
“LCT Election” has the meaning set forth in Section 1.3.
“LCT Test Date” has the meaning set forth in Section 1.3.

“L/C Commitment” means $10,000,000.
“L/C Disbursement” means a payment made by an Issuing Lender pursuant to a Letter of Credit.
“L/C Fee Payment Date” means the last Business Day of each March, June, September and December and the last day of the Revolving Credit Commitment Period.
“L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.
“L/C Participants” means with respect to any Letter of Credit, the collective reference to all the Revolving Credit Lenders other than the Issuing Lender that issued such letter of Credit.
“Lead Arrangers” means JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, as joint lead arrangers.
“Lender Addendum” means with respect to any initial Lender, a Lender Addendum, substantially in the form of Exhibit C, to be executed and delivered by such Lender on the Closing Date as provided in Section 10.17.
“Lenders” shall have the meaning as defined in the preamble hereto.
“Letters of Credit” shall have the meaning as defined in Section 3.1.
“LIBO Rate” means, with respect to any borrowing of Eurodollar Loans for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate.
“LIBO Screen Rate” means, for any day and time, with respect to any borrowing of Eurodollar Loans for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than 1.00%, such rate shall be deemed to 1.00% for the purposes of this Agreement.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).
“Limited Condition Acquisition” means any acquisition or similar Investment whose consummation is not conditioned on the availability of, or on obtaining, financing.

“Limited Condition Transaction” means (i) any Limited Condition Acquisition and/or (ii) any redemption or repayment of Indebtedness requiring irrevocable advance notice or any irrevocable offer to purchase Indebtedness that is not subject to obtaining financing.
“Loan” means any loan made by any Lender pursuant to this Agreement.
“Loan Documents” means this Agreement, any amendment hereto, the Intercreditor Agreement, the Security Documents, the Applications and the Notes.
“Loan Parties” means the Borrower and each Subsidiary Guarantor.
“Loews Agreement” means the First Amended and Restated Loews Screen Integration Agreement, dated as of February 13, 2007, by and among American Multi-Cinema, Inc., a Missouri corporation, and the Borrower, as the same may be amended, supplemented or otherwise modified from time to time.
“Majority Facility Lenders” means with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments); provided, that the Revolving Credit Commitments of, and the portion of the Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Majority Facility Lenders.
“Majority Revolving Credit Facility Lenders” means the Majority Facility Lenders in respect of the Revolving Credit Facility.
“Majority Term Loan Facility Lenders” means the Majority Facility Lenders in respect of the Term Loan Facility.
“Management Agreement” means the Management Services Agreement between Holdings and the Borrower dated February 13, 2007, as the same may be amended, supplemented or modified from time to time as permitted hereunder.
“Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, operations or financial condition of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies (taken as a whole) of the Administrative Agent or the Lenders hereunder or thereunder.
“Material Permitted Acquisition” means any Permitted Acquisition the consideration for which exceeds, on the closing date of the Permitted Acquisition, 10% of the Holdings Total Capitalization on such date.
“Material Real Estate” means any fee-owned real property having a fair market value (as determined in good faith by the Borrower) of at least $7,500,000.
“Material Subsidiary” means, as of the Amendment No. 2 Effective Date or any other date of determination, any Subsidiary of the Borrower (other than an Excluded Subsidiary) that accounts for either (a) two and a half percent (2.5%) or more of the consolidated revenue of the Borrower and its Subsidiaries as determined in accordance with GAAP or (b) two and a half percent (2.5%)

or more of the Holdings Total Capitalization, in each case measured for the period of four consecutive fiscal quarters ended on the last day of the then most recently ended fiscal quarter with respect to which financial statements have been prepared by the Borrower.
“Material Wholly Owned Domestic Subsidiary” means, as of the Closing Date or any other date of determination, any Wholly Owned Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States of America that accounts for either (a) five percent (5%) or more of the consolidated revenue of the Borrower and its Subsidiaries as determined in accordance with GAAP or (b) five percent (5%) or more of the Holdings Total Capitalization, in each case measured for the period of four consecutive fiscal quarters ended on the last day of the then most recently ended fiscal quarter with respect to which financial statements have been prepared by the Borrower.
“Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances, materials or wastes that are regulated pursuant to or could give rise to liability under any Environmental Law.
“Maturity Date” means (a) in connection with a Revolving Credit Facility, (i) the Revolving Credit Maturity Date, (ii) any maturity date related to any Class of Extended Revolving Credit Commitments, or (iii) any maturity date related to any Class of Replacement Revolving Credit Commitments, as applicable and (b) in connection with the Initial Term Loans (i) the Initial Term Loan Maturity Date, (ii) the Incremental Term Maturity Date with respect to such Incremental Term Loans, (iii) any maturity date related to any Class of Extended Term Loans or (iv) any maturity date related to any Class of Replacement Term Loans, as applicable.
“Minimum Liquidity” has the meaning assigned to such term in Section 7.17.
“Minimum Liquidity Requirement” has the meaning assigned to such term in Section 7.17.
“Monthly Reporting Package” means a report in form and substance substantially similar to the example thereof delivered to the Administrative Agent prior to the Amendment No. 2 Effective Date.
“Mortgages” means each of the mortgages and deeds of trust, if any, made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Secured Parties.
“Multiemployer Plan” means a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Net Cash Proceeds” means (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof received by any Loan Party in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when such proceeds are received) of such Asset Sale or Recovery Event, net of attorneys’ fees, other consultants’ fees, accountants’ fees, investment banking or brokerage fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of Taxes paid or reasonably estimated to be payable by the

Borrower, any member thereof or otherwise as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and net of reserve amounts established by the Borrower or any Subsidiary for liabilities reasonably anticipated in connection with such Asset Sale or Recovery Event so long as such reserve amounts are comprised of segregated cash or Cash Equivalents and will constitute Net Cash Proceeds to the extent such reserve amounts are no longer required to be maintained and are not paid and (b) in connection with any issuance or sale of debt securities or instruments, the cash proceeds received by any Loan Party from such issuance, net of attorneys’ fees, other consultants’ fees, investment banking or brokerage fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.
“New Incremental Loan” means, individually, the Incremental Loan made by each New Incremental Loan Lender to Borrower pursuant to Sections 2.1(c) and 2.25, and collectively, the “New Incremental Loans” means all New Incremental Loans of the New Incremental Loan Lenders. The New Incremental Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.
“New Incremental Loan Commitment” means, with respect to each New Incremental Loan Lender, the commitment, if any, of such New Incremental Loan Lender to make a New Incremental Loan hereunder in the amount set forth on Annex I to Amendment No. 2 or on Schedule 1 to the Assignment and Assumption pursuant to which such New Incremental Loan Lender assumed its New Incremental Loan Commitment, as applicable, as the same may be increased or decreased from time to time in accordance with the terms of this Agreement. The aggregate principal amount of the New Incremental Loan Lenders’ New Incremental Loan Commitments on the Amendment No. 2 Effective Date is $50,000,000.
“New Incremental Loan Funding Date” means March 12, 2021 or any preceding Business Day on or after the Amendment No. 2 Effective Date.
“New Incremental Loan Lender” means (a) the financial institutions and other Persons party to Amendment No. 2 providing New Incremental Loan Commitments on the Amendment No. 2 Effective Date, and (b) each financial institution or other Person that becomes a party hereto as a Lender with regard to any New Incremental Loan pursuant to an Assignment and Assumption, other than, in each case, any such financial institution or Person that has ceased to be a party hereto with regard to any New Incremental Loan pursuant to an Assignment and Assumption.
“New Incremental Loan Maturity Date” means with respect to the New Incremental Loans, December 20, 2024.
“New Revolving Credit Facility Prepayment Condition” means that, at the applicable time, the amount of the Borrower’s Unrestricted Cash on hand after giving effect to the proposed prepayment of the principal amount of Indebtedness under the Revolving Credit Agreement is equal to or greater than the greater of (i) $95,000,000 and (ii) the amount of the Borrower’s Unrestricted Cash as of the Amendment No. 3 Effective Date, inclusive of the net cash proceeds of the Revolving Credit Loans (as defined in the Revolving Credit Agreement) funded under the Revolving Credit Agreement on the Amendment No. 3 Effective Date; provided that not later than January 10, 2022, the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower stating the amount of Unrestricted Cash as of the Amendment No. 3 Effective Date.

“Non-Debt Fund Affiliate” means Holdings and any other Affiliate of the Borrower or any of its Subsidiaries, other than any Debt Fund Affiliate.
“Non-Excluded Taxes” means any Taxes, other than net income Taxes, franchise Taxes (imposed in lieu of net income Taxes) and branch profits taxes imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or Lender and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or taxing authority thereof or therein (other than any such connections arising solely from the Administrative Agent’s or such Lender’s having executed, delivered, become a party to, performed its obligations or received payment under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced, this Agreement or any other Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Note” means any promissory note evidencing any Loan.
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Obligations” means the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations, any Specified Cash Management Obligations and all other obligations and liabilities of the Loan Parties to the Administrative Agent or to any Lender (or, with respect to any Specified Cash Management Obligations, any Affiliate of any Lender) or any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case which arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement, any Cash Management Agreement (to the extent Specified Cash Management Obligations are owing with respect thereto) or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; provided, that (i) obligations of the Borrower or any Subsidiary under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements; provided, further, that Obligations shall not include any Excluded Swap Obligations.
“OFAC”: as defined in Section 4.22(b).

“Offered Amount”: as defined in Section 2.11(c)(iv).
“Offered Discount”: as defined in Section 2.11(c)(iv).
“Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes imposed with respect to an assignment and that are imposed as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or taxing authority thereof or therein (other than any such connections arising solely from the Administrative Agent’s having executed, delivered, become a party to, performed its obligations or received payment under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced, this Agreement or any other Loan Document, or sold or assigned an interest in any Loan or Loan Document) (other than an assignment made pursuant to Section 2.24).
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight borrowings of Eurodollar Loans by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).
“Participant” shall have the meaning as defined in Section 10.6(a).
“Participant Register”: as defined in Section 10.6(a).
“Participating Lender”: as defined in Section 2.11(c)(iii).
“PATRIOT Act”: the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
“Payment Office” means the office specified from time to time by the Administrative Agent as its payment office by written notice to the Borrower and the Lenders.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).
“Permitted Acquisition” shall have the meaning as defined in Section 7.8(l).
“Permitted Refinancing” means with respect to any Person, any modification (other than a release of such Person), refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) if such Permitted Refinancing is permitted to be secured, such Permitted Refinancing shall not be secured by Collateral on a basis that is senior to the Liens securing the Obligations (except in the case of purchase money financings or Capital Lease Obligations being refinanced, where the existing related Indebtedness is secured by such a senior Lien on the applicable Collateral) and (c) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a weighted average life to maturity equal to or greater than the weighted average life to maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended.
“Permitted Unsecured Indebtedness” shall have the meaning as defined in Section 7.2(o).
“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
“Plan” means at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.
“Preferred Equity” shall have the meaning as defined in Section 1.1 of the Borrower LLC Operating Agreement.
“Pricing Grid” means with respect to the Revolving Credit Loans, the table set forth below:

Pricing Level	Consolidated Net Senior Secured Leverage Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans
I	Greater than 3.50 to 1.00	2.50%	3.50%
II	Less than or equal to 3.50 to 1.00, but greater than 2.75 to 1.00	2.25%	3.25%
III	Less than or equal to 2.75 to 1.00	2.00%	3.00%

For purposes of the Pricing Grid, changes in the Applicable Margin resulting from changes in the Consolidated Net Senior Secured Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified by Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, Pricing Level I shall apply to the Revolving Credit Loans. In addition, at all times while an Event of Default shall have occurred and be continuing, Pricing Level I shall apply to the Revolving Credit Loans.
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Prior Senior Secured Note Indenture” means the Indenture, dated as of April 27, 2012, entered into by the Borrower in connection with the issuance of the Prior Senior Secured Notes.
“Prior Senior Secured Notes” the 6.00% senior secured notes of the Borrower due 2022 and issued pursuant to the Prior Senior Secured Note Indenture. The Prior Senior Secured Notes are no longer outstanding.
“Pro Forma Cost Savings” means, with respect to any period, the reduction in costs that would have occurred since the beginning of such period that are (1) directly attributable to an acquisition and calculated on a basis that is consistent with Article II of Regulation S-X under the Securities Act as in effect on the date of this Agreement or (2) implemented by the business that was the subject of any such acquisition within one year of the date of the acquisition and that are supportable by the underlying accounting records of such business, as if, in the case of each of clauses (1) and (2), all such reductions in costs had been effected as of the beginning of such period, decreased by any incremental expenses (except to the extent capitalized on the Borrower’s consolidated balance sheet) incurred or to be incurred since the beginning of the period in order to achieve such reduction in costs.
“Projections” shall have the meaning as defined in Section 6.2(b).
“Property” means as to any Person, any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.
“~~Q3~~Q4 End Date” means the date of delivery of the Compliance Certificate pursuant to Section 6.2(a)(ii) in connection with the fiscal quarter ending on or about ~~September 29, 2022~~December 28, 2023.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“Qualified Capital Stock” of any Person means any Capital Stock of such Person that is not Disqualified Capital Stock.
“Qualified Counterparty” means with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender or an affiliate of a Lender.
“Qualifying Lenders”: as defined in Section 2.11(c)(iv).
“Recovery Event” means any settlement of or payment in respect of any property or casualty insurance claim (other than business interruption insurance) or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries that yields Net Cash Proceeds in excess of $10,000,000.

“Reference Period” shall have the meaning as defined in the definition of “Consolidated EBITDA”.
~~“Prior Senior Secured Note Indenture” means the Indenture, dated as of April 27, 2012, entered into by the Borrower in connection with the issuance of the Prior Senior Secured Notes.~~
~~“Prior Senior Secured Notes” the 6.00% senior secured notes of the Borrower due 2022 and issued pursuant to the Prior Senior Secured Note Indenture. The Prior Senior Secured Notes are no longer outstanding.~~
“Refinancing Notes” shall have the meaning as defined in Section 10.1.
“Refunded Swing Line Loans” shall have the meaning as defined in Section 2.7.
“Refunding Date” shall have the meaning as defined in Section 2.7.
“Register” shall have the meaning as defined in Section 10.6(d).“Regulation U” means Regulation U of the Board as in effect from time to time.
“Reimbursement Obligation” means the obligation of the Borrower to reimburse each Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit issued by such Issuing Lender.
“Related Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Removal Effective Date” shall have the meaning as defined in Section 9.9.
“Replacement Facility” shall have the meaning as defined in Section 2.28(a).
“Replacement Facility Amendment” shall have the meaning as defined in Section 2.28(c).
“Replacement Facility Closing Date” shall have the meaning as defined in Section 2.28(c).
“Replacement Revolving Credit Commitments” shall have the meaning as defined in Section 2.28(d).
“Replacement Revolving Facility” shall have the meaning as defined in Section 2.28(a).
“Replacement Revolving Credit Loans” means any loan made to the Borrower under a Class of Replacement Revolving Credit Commitments.
“Replacement Term Loans” shall have the meaning as defined in Section 10.1.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived.
“Representative Supplement” means the Representative Supplement No. 3, dated as of the Closing Date, among the Borrower, the Administrative Agent as collateral agent for the First-

Lien Secured Parties under the First Lien Security Documents and as Authorized Representative for the Credit Agreement Secured Parties (as such terms are defined in the Existing Intercreditor Agreement), and the Collateral Agent.
“Required Lenders” means at any time, the holders of more than 50% of the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding; provided, that the Revolving Credit Commitments of, and the portion of the Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Lenders.
“Requirement of Law” means as to any Person, the Certificate of Incorporation and ByLaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, chief financial officer, treasurer or general counsel of Holdings (in its capacity as manager of the Borrower), but in any event, with respect to financial matters, the chief executive officer or chief financial officer of Holdings (in its capacity as manager of the Borrower).
“Restricted Payments” shall have the meaning as defined in Section 7.6.
“Revolver Extension Date” shall have the meaning as defined in Section 2.27(d).
“Revolving Credit Agreement” means that certain Revolving Credit Agreement, dated as of the Amendment No. 3 Effective Date, among the Borrower, the lenders party thereto from time to time, Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent and the other parties thereto from time to time, as the same has been or may be amended, restated, amended and restated, refinanced, replaced, supplemented or otherwise modified from time to time in accordance with Section 7.9.
“Revolving Credit Commitment” means with respect to each Revolving Credit Lender, such Revolving Credit Lender’s commitment to make Revolving Credit Loans hereunder, as such commitment may be reduced or increased from time to time pursuant to the terms hereof (including by establishing a separate tranche of revolving loans), or in an Assignment and Acceptance pursuant to which such lender shall have assigned or assumed its Revolving Credit Commitment, or in any Incremental Amendment, as applicable. The amount of each Revolving Credit Lender’s Revolving Credit Commitment is set forth on Schedule 2.3 or in the Assignment and Assumption or Incremental Amendment pursuant to which such Revolving Credit Lender shall have assumed its Revolving Credit Commitment, as applicable. The aggregate amount of the Revolving Credit Commitments in effect on the Closing Date is $175,000,000.
~~“Revolving Credit Commitment Increase” shall have the meaning as defined in Section 2.25.~~

~~“Revolving Credit Commitment Increase Lender” shall have the meaning as defined in Section 2.25.~~
“Revolving Credit Commitment Period” means the period from and including the Closing Date to the latest Revolving Credit Termination Date.
“Revolving Credit Facility” shall have the meaning as defined in the definition of “Facility” in this Section 1.1.
“Revolving Credit Lender” means each Lender that has a Revolving Credit Commitment or that is the holder of Revolving Credit Loans.
“Revolving Credit Loans” shall have the meaning as defined in Section 2.4.
“Revolving Credit Maturity Date” means the means subject to Section 2.27, the fifth anniversary of the Closing Date.
“Revolving Credit Note” shall have the meaning as defined in Section 2.8.
“Revolving Credit Percentage” means as to any Revolving Credit Lender at any time, the percentage which such Lender’s Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Extensions of Credit then outstanding constitutes of the aggregate principal amount of the Total Revolving Extensions of Credit then outstanding); provided that, when a Defaulting Lender shall exist, “Revolving Credit Percentage” shall mean the percentage of the Total Revolving Credit Commitments (disregarding any Defaulting Lender’s Revolving Credit Commitment) represented by such Lender’s Revolving Credit Commitment.
“Revolving Credit Termination Date” means the date on which the Revolving Credit Commitments shall have terminated, no Revolving Credit Loans shall be outstanding and the Revolving Credit Lenders shall have no more L/C Obligations.
“Revolving Extensions of Credit” means as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender’s Revolving Credit Percentage of the L/C Obligations then outstanding and (c) such Lender’s Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.
“Sanction” shall have the meaning as defined in Section 4.22(c).
“Sanctioned Country” shall have the meaning as defined in Section 4.22(c).
“SEC” means the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).
“Secured Parties” shall have the meaning as defined in the Guarantee and Collateral Agreement.
“Security Documents” means the collective reference to the Guarantee and Collateral Agreement, the Mortgages, if any, and all other security documents hereafter delivered to the

Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.
“Senior Secured Note 2028 Indenture” means the Indenture, dated as of October 8, 2019, entered into by the Borrower in connection with the issuance of the Senior Secured 2028 Notes, together with all instruments and other agreements entered into by the Borrower in connection therewith, as the same may be amended, supplemented or modified from time to time in accordance with Section 7.9.
“Senior Secured 2028 Notes” the 5.875% senior secured notes of the Borrower due 2028 and issued pursuant to the Senior Secured Note 2028 Indenture.
“Senior Unsecured Note Indenture” means the Indenture, dated as of August 19, 2016, entered into by the Borrower in connection with the issuance of the Senior Unsecured Notes, together with all instruments and other agreements entered into by the Borrower in connection therewith, as the same may be amended, supplemented or modified from time to time in accordance with Section 7.9.
“Senior Unsecured Notes” the 5.750% Senior Unsecured Notes of the Borrower due 2026 and issued pursuant to the Senior Unsecured Notes Indenture.
“Single Employer Plan” means any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.
“Solicited Discount Proration”: as defined in Section 2.11(c)(iv).
“Solicited Discounted Prepayment Amount”: as defined in Section 2.11(c)(iv).
“Solicited Discounted Prepayment Response Date”: as defined in Section 2.11(c)(iv).
“Solvent” means with respect to any Person, as of any date of determination, that on such date (a) the amount of the present fair saleable value of the property of such Person will, as of such date, exceed the amount of all debts of such Person at a fair valuation, contingent or otherwise, as of such date, (b) the Loan Parties on a consolidated basis will not have, as of such date, an unreasonably small amount of capital with which to conduct its business as then conducted, and (c) such Person will generally be able to pay their debts as they mature.
“Specified Cash Management Obligations” means Cash Management Obligations that (a) are owed pursuant to a Cash Management Agreement in effect on the Closing Date, entered into with a party that was the Administrative Agent or a Lender as of the Closing Date or an Affiliate thereof, or (b) are owed pursuant to a Cash Management Agreement entered into after the Closing Date with a party that was the Administrative Agent or a Lender or an Affiliate of a Lender or the Administrative Agent, in each case at the time such Cash Management Agreement was entered into, and, in the case of any such Cash Management Agreement referred to in clause (a) or (b) above (other than any such Cash Management Agreement entered into with the Administrative Agent or an Affiliate thereof), has been designated by the Borrower in a written notice given to the Administrative Agent (to be distributed by the Administrative Agent, in the case of a Cash Management Agreement entered into with a Lender, to such Lender) as a Cash Management Agreement the obligations under which are to constitute Specified Cash Management Obligations for purposes of the Loan Documents.

“Specified Discount”: as defined in Section 2.11(c)(ii).
“Specified Discounted Prepayment Amount”: as defined in Section 2.11(c)(ii).
“Specified Discount Prepayment Notice” means a written notice of the Borrower Offer of Specified Discount Prepayment made pursuant to Section 2.11(c)(ii)(a) substantially in a form mutually agreed to by the Borrower, the Auction Agent and the Administrative Agent.
“Specified Discount Prepayment Response” means the irrevocable written response by each Lender, substantially in a form mutually agreed to by the Borrower, the Auction Agent and the Administrative Agent, to a Specified Discount Prepayment Notice.
“Specified Discount Proration”: as defined in Section 2.11(c)(ii).
“Specified Discounted Prepayment Response Date”: as defined in Section 2.11(c)(ii).
“Specified Existing Revolving Credit Commitment Class”: as defined in Section 2.27(a).
“Specified Existing Term Loan Commitment Class”: as defined in Section 2.27(a).
“Specified Hedge Agreement” means any Hedge Agreement entered into by the Borrower or any Subsidiary Guarantor and any Qualified Counterparty.
“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Eurodollar Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). Such reserve percentage shall include those imposed pursuant to Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Submitted Amount”: as defined in Section 2.11(c)(iii).
“Submitted Discount”: as defined in Section 2.11(c)(iii).
“Subordinated Indebtedness” means any Indebtedness that is contractually subordinated in right of payment to the Obligations or is secured by Liens that are junior to the Liens securing the Obligations.
“Subsidiary” means as to any Person, a corporation, partnership, limited liability company or other entity (a) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or (b) the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person but only if, in the case of this clause (b), such entity is treated as a consolidated subsidiary under GAAP. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Subsidiary Guarantor” means each Material Subsidiary that becomes a party to the Guarantee and Collateral Agreement pursuant to Section 6.10(b). As of the Amendment No. ~~2~~3 Effective Date, the Borrower has no Subsidiaries.
“Supermajority Revolving Credit Facility Lenders” means, at any time, with respect to the Revolving Credit Facility, the holders of more than 60% of the Total Revolving Extensions of Credit then outstanding (or, prior to any termination of the Revolving Credit Commitments, the holders of more than 60% of the Total Revolving Credit Commitments then in effect); provided, that the Revolving Credit Commitments of any Defaulting Lender shall be excluded for purposes of making a determination of the Supermajority Revolving Credit Facility Lenders.
“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Swing Line Commitment” means the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed $20,000,000.
“Swing Line Lender” means JPMorgan Chase Bank, N.A., in its capacity as the lender of Swing Line Loans.
“Swing Line Loans” shall have the meaning as defined in Section 2.6.
“Swing Line Note” shall have the meaning as defined in Section 2.8.
“Swing Line Participation Amount” shall have the meaning as defined in Section 2.7.
“Syndication” shall have the meaning as defined in Section 10.22.
“Syndication Procedures” shall have the meaning as defined in Section 10.22.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Tax Receivable Agreement” means the Tax Receivable Agreement by and among Holdings, the Borrower, the Founding Members and the ESA Parties dated as of the Closing Date, as the same may be amended, supplemented or modified from time to time as permitted hereunder.
“Term Loan” means an Initial Term Loan or an Incremental Term Loan (including the New Incremental Loans, as Incremental Term Loans).
“Term Loan Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower as set forth in (a) the Assignment and Acceptance pursuant to which such Lender became a party hereto or (b) in the case of an Incremental Term Loan, the applicable Incremental Amendment, in each case as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Term Loan Commitments as of the Closing Date is $270,000,000.
“Term Loan Extension Date” shall have the meaning as defined in Section 2.27(e).
“Term Loan Facility” shall have the meaning as defined in the definition of “Facility” in this Section 1.1.
“Term Loan Lender” means each Lender that has a Term Loan Commitment or is the holder of a Term Loan.
“Term Loan Percentage” means as to any Term Loan Lender at any time, the percentage which such Lender’s Term Loan Commitment then constitutes of the aggregate Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender’s Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).
“Term Note” shall have the meaning as defined in Section 2.8(e).
“Total Revolving Credit Commitment” means the sum of the Revolving Credit Commitments of all the Lenders; provided that solely for the purposes of calculating the Total Revolving Credit Commitments at any time of determination (other than as such term is used in the definition of Revolving Credit Percentage), the Revolving Credit Commitment of any Revolving Credit Lender shall be deemed to be equal to the Revolving Extensions of Credit of such Revolving Credit Lender at such time.
“Total Revolving Extensions of Credit” means at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Credit Lenders outstanding at such time.
“Trade Date” shall have the meaning as defined in Section 10.6(i)(i).
“Transaction” shall have the meaning as defined in the second recital hereto.
“Transferee” shall have the meaning as defined in Section 10.14.
“Type” means as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.
“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of any provisions of law, any of the attachment, perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority,

which includes certain institutions and investment firsts, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unrestricted Cash” means cash or Cash Equivalents of the Borrower or any of its Subsidiaries that would not appear as “restricted” on a consolidated balance sheet of the Borrower or such Subsidiary in accordance with GAAP; provided that, cash or Cash Equivalents that would appear as “restricted” on a consolidated balance sheet of the Borrower and its Subsidiaries solely because such cash or Cash Equivalents are subject to a Control Agreement in favor of the Administrative Agent (and/or the administrative agents, collateral ~~agent or trustee for the~~agents or trustees for the Revolving Credit Agreement and/or the Senior Secured 2028 Notes (or, in each case, any Permitted Refinancing thereof)) shall constitute Unrestricted Cash hereunder. It is understood and agreed that the cash proceeds of the loans funded under the Revolving Credit Agreement shall not be “restricted” for purposes hereof solely on account of such proceeds being held in a segregated deposit or securities account in compliance with Section 6.15 of this Agreement and/or the effect of the requirements of Sections 4.16 and/or 7.16 of the Revolving Credit Agreement.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final maturity, in respect thereof by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that the effect of any prepayment made in respect of such Indebtedness shall be disregarded in making such calculation.
“Wholly Owned Subsidiary” means as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any power of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or a part of that liability into shares, securities or obligations of that person or any person, to provide that such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under the Bail-In Legislation that are related to or ancillary to any of those powers.
1.2Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(a)As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement, and either the Borrower or the Administrative Agent (at the request of the Required Lenders) shall so request, the Administrative Agent and the Borrower shall negotiate in good faith to amend such ratio or requirement so as to equitably reflect such change in GAAP with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such change in GAAP as if such change in GAAP had not been made (subject to the approval of the Required Lenders); provided, however, that, (i) until so amended, (A) such ratio or requirement shall continue to be computed in accordance with GAAP, as applicable, prior to such change therein and (B) the Borrower shall provide to the Administrative Agent and the Lenders a written reconciliation, in form and substance reasonably satisfactory to the Administrative Agent, between calculations of such ratio or requirement made before and after giving effect to such change in GAAP and (ii) notwithstanding any other provision contained herein, (A) the amount of any Capital Lease Obligation shall at all times be calculated in accordance with the definition of that term, and (B) any lease that is treated as an operating lease for purposes of GAAP as of the Closing Date shall continue to be treated as an operating lease (and any future lease, if it were in effect on the Closing Date, that would be treated as an operating lease for purposes of GAAP as of the Closing Date shall be treated as an operating lease), in each case for purposes of this Agreement, notwithstanding any change in GAAP after the Closing Date. For purposes of making all financial calculations to determine compliance with Section 7.1 (Financial Condition Covenant) and any other financial ratio hereunder, all components of such calculations shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any business or assets that have been acquired by the Borrower or any of its Subsidiaries (including through Permitted Acquisitions) after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by the Borrower on a pro forma basis after giving effect to such acquisition.
(b)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, extended, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, amendment and restatements, extensions, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, consolidated, replaced, interpreted, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.
(c)All calculations of financial ratios set forth in Section 7.1 shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following the last calculated decimal place is five or greater. For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.126, the ratio will be rounded up to 5.13.
(d)References herein to fiscal periods ending on March 31, June 30, September 29 or December 31 during any fiscal year of the Borrower shall mean the applicable fiscal period of the Borrower ending on or about such date.
(e)Notwithstanding any provision of this Agreement or any other Loan Document, no Guarantee by any Subsidiary Guarantor under any Loan Document shall include a Guarantee of any Obligation that, as to such Subsidiary Guarantor, is an Excluded Swap Obligation and no Collateral provided by any Subsidiary Guarantor shall secure any Obligation that, as to such Subsidiary Loan Party, is an Excluded Swap Obligation. In the event that any payment is made by, or any collection is realized from, any Subsidiary Guarantor as to which any Obligations are Excluded Swap Obligations, or from any Collateral provided by such Subsidiary Guarantor, the proceeds thereof shall be applied to pay the Obligations of such Subsidiary Guarantor as otherwise provided herein without giving effect to such Excluded Swap Obligations and each reference in this Agreement or any other Loan Document to the ratable application of such amounts as among the Obligations or any specified portion of the Obligations that would otherwise include such Excluded Swap Obligations shall be deemed so to provide.
1.3 Interest Rates; LIBOR Rates.
The interest rate on a Loan denominated in dollars or an alternative currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate.

Upon the occurrence of the events described in Sections 2.17(a) and (b), the Administrative Agent will promptly notify the Borrower, pursuant to Section 2.17, of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.17(c), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.
1.4 Divisions. For all purposes under the Loan Documents, if pursuant to any division or plan of division under the Delaware Limited Liability Company Act (or any comparable event under comparable laws of a different jurisdiction): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person created as part of such division, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence as part of such division, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.
SECTION 2.AMOUNT AND TERMS OF COMMITMENTS
2.1Term Loan Commitments. Subject to the terms and conditions hereof, the Initial Term Loan Lenders severally agree to make term loans to the Borrower on the Closing Date in an amount for each Term Loan Lender not to exceed the amount of the Term Loan Commitment of such Lender. Subject to the terms hereof, and solely the conditions set forth in Section 5.3 of this Agreement, each New Incremental Loan Lender agrees to make New Incremental Loans to the Borrower on the New Incremental Loan Funding Date denominated in dollars in a principal amount of (but not exceeding) such New Incremental Loan Lender’s New Incremental Loan Commitment. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.
2.2Procedure for Term Loan Borrowing. The Borrower shall deliver (by hand delivery, fax or other electronic transmission (including “.pdf’ or “.tif’)) to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to (a) 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date (or, in the case of a Eurodollar Loan to be made on the Closing Date, such later time as the Administrative Agent may permit in its sole discretion), in the case of Eurodollar Loans, or (b) 11:00 A.M., New York City time, on the requested Borrowing Date, in the case of Base Rate Loans) requesting that the Term Loan Lenders make the Term Loans on the Closing Date, or (c) in respect of the New Incremental Loan, on the New Incremental Loan Funding Date. Upon receipt of such Borrowing Notice the Administrative Agent shall promptly notify each applicable Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Closing Date, or the New Incremental Loan Funding Date, as the case may be, each applicable Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders, in like funds as received by the Administrative Agent.
2.3Repayment of Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Initial Term Loan Lenders on the last Business Day of each March, June, September and December, commencing with the last Business Day of September, 2018, an aggregate principal amount equal to 0.25% of the aggregate principal amount of the Initial Term Loans outstanding on the Closing Date. To the extent not previously paid, all outstanding Initial Term Loans shall be due and payable on the Initial Term Loan Maturity Date. The Borrower shall repay to the Administrative Agent for the ratable account of the applicable New Incremental Loan Lenders on the last Business Day of each March, June, September and December, commencing with the last Business Day of June, 2021, an aggregate principal amount equal to 0.25% of the aggregate principal amount of the New Incremental Loans outstanding on the New Incremental Loan Funding Date. To the extent not previously paid, all outstanding New Incremental Loans shall be due and payable on the New Incremental Loan Maturity Date.
2.4Revolving Credit Commitments. ~~(a)~~ (a) Subject to the terms and conditions hereof, the Revolving Credit Lenders severally agree to make revolving credit loans (“Revolving Credit Loans”) to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding for each Revolving Credit Lender which, when added to such Lender’s Revolving Credit Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swing Line Loans then outstanding (other than Swing Line Loans to be repaid with the proceeds of such Revolving Credit Loans to be borrowed), does not exceed the amount of such Lender’s Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.13, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the latest Revolving Credit Termination Date.
(b)The Borrower shall repay all outstanding Revolving Credit Loans on the applicable Revolving Credit Maturity Date.
2.5Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments on any Business Day during the Revolving Credit Commitment Period, provided that the Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to (a) 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) 11:00 A.M., New York City time, on the requested Borrowing Date, in the case of Base Rate Loans); provided that any such notice of a borrowing of Base Rate Loans to finance the reimbursement of a Letter of Credit as contemplated by Section 3.5 may be given not later than 10 A.M., New York City time, on the date of the proposed borrowing. Each borrowing of Revolving Credit Loans under the Revolving Credit Commitments shall be in an amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000 or such incremental amount, such lesser amount); provided, that the Swing Line Lender may request, on behalf of the Borrower, borrowings of Base Rate Loans under the

Revolving Credit Commitments in other amounts pursuant to Section 2.7. Upon receipt of any such Borrowing Notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender of the relevant Class thereof. Each Revolving Credit Lender will make its Revolving Credit Percentage of the amount of each borrowing of Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.
2.6Swing Line Commitment. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees that, during the Revolving Credit Commitment Period, it will make available to the Borrower in the form of swing line loans (“Swing Line Loans”) a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments; provided that (i) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender’s other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect or such Swing Line Lender’s Revolving Credit Commitment then in effect) and (ii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only. The Borrower shall repay all outstanding Swing Line Loans on the Revolving Credit Maturity Date.
2.7Procedure for Swing Line Borrowing; Refunding of Swing Line Loans. ~~(a)~~ (a) The Borrower may borrow under the Swing Line Commitment on any Business Day during the Revolving Credit Commitment Period, provided, the Borrower shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing under the Swing Line Commitment shall be in an amount equal to $250,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in the borrowing notice in respect of any Swing Line Loan, the Swing Line Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of such Swing Line Loan. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower on such Borrowing Date in like funds as received by the Administrative Agent.
(b)The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), on one Business Day’s notice given by the Swing Line Lender no later than 12:00 Noon, New York City time, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan (which shall initially be a Base Rate Loan), in an amount equal to such Revolving Credit Lender’s Revolving Credit Percentage of the aggregate amount of the Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date of such notice, to repay the Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the

Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Credit Loans shall be made immediately available by the Administrative Agent to the Swing Line Lender for application by the Swing Line Lender to the repayment of the Refunded Swing Line Loans.
(c)If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.7(a), one of the events described in Section 8(f) shall have occurred and be continuing with respect to the Borrower, or if for any other reason, as determined by the Swing Line Lender in its sole discretion, Revolving Credit Loans may not be made as contemplated by Section 2.7(a), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.7(a) (the “Refunding Date”), purchase for cash an undivided participating interest in the then outstanding Swing Line Loans by paying to the Swing Line Lender an amount (the “Swing Line Participation Amount”) equal to (i) such Revolving Credit Lender’s Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Revolving Credit Loans.
(d)Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender’s Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.
(e)Each Revolving Credit Lender’s obligation to make the Loans referred to in Section 2.7(a) and to purchase participating interests pursuant to Section 2.7(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.
2.8Repayment of Loans; Evidence of Debt. ~~(a)~~ (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Credit Lender or Term Loan Lender, as the case may be, (i) the then unpaid principal amount of each Revolving Credit Loan of the Revolving Credit Lender on the applicable Revolving Credit Maturity Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8), (ii) the then unpaid principal amount of each Swing Line Loan of such Swing Line Lender on the Revolving Credit Maturity Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8), (iii) the then unpaid principal amount of each Initial Term Loan of such Initial Term Loan Lender on the Initial Term Loan Maturity

Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8); (iv) the then unpaid principal amount of each New Incremental Loan of such New Incremental Loan Lender on the New Incremental Loan Maturity Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8) and (v) the then unpaid principal amount of each Incremental Term Loan of such Incremental Term Loan Lender on the Incremental Term Loan Maturity Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the Closing Date until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.15.
(b)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.
(c)The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 10.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.
(d)The accounts of each Lender maintained pursuant to Section 2.8(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement; provided, further, that if such accounts are inconsistent with the Register, the Register shall prevail.
(e)The Borrower agrees that, upon the request by the Administrative Agent as a result of a request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans, substantially in the form of Exhibit D-1, Revolving Credit Loans substantially in the form of Exhibit D-2, or Swing Line Loans substantially in the form of Exhibit D3, as the case may be (a “Term Note”, “Revolving Credit Note” or “Swing Line Note”, respectively), with appropriate insertions as to date and principal amount; provided, that delivery of Notes shall not be a condition precedent to the occurrence of the Closing Date or the making of the Loans or issuance of Letters of Credit on the Closing Date.
2.9Commitment Fees, etc. ~~(a)~~ (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the Closing Date to the Revolving Credit Termination Date, in each case, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the last Business Day of each March, June, September and December and on the latest Revolving Credit Termination Date, commencing on the first of such dates to occur after the Closing Date.

(b)The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower and the Administrative Agent.
2.10Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent (or such shorter period as the Administrative Agent may permit in its sole discretion), to terminate the Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the Revolving Credit Commitments; provided that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that if such a notice of termination of the Revolving Credit Commitments delivered by the Borrower expressly states that such notice is conditioned upon the effectiveness of other credit facilities or the closing of a specified transaction, such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.
2.11Optional Prepayments.
(a)The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (except as otherwise provided in clause (b) below), upon irrevocable notice (except as otherwise provided in clause (a)(iii) below) delivered to the Administrative Agent no later than 11:00 A.M., New York City time, three Business Days prior thereto (or such later time as the Administrative Agent may permit in its sole discretion) in the case of Eurodollar Loans and no later than 11:00 A.M., New York City time, one Business Day prior thereto (or such later time as the Administrative Agent may permit in its sole discretion) in the case of Base Rate Loans, which notice shall specify the date and amount of such prepayment, whether such prepayment is of Term Loans or Revolving Credit Loans, and whether such prepayment is of Eurodollar Loans or Base Rate Loans; provided, that (i) if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.21, (ii) no prior notice is required for the prepayment of Swing Line Loans and (iii) if such a notice of prepayment expressly states that such notice is conditioned upon the effectiveness of other credit facilities or the closing of a specified transaction, such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or such lesser amount or integral to repay such Loan in full). Partial prepayments of Swing Line Loans and Revolving Credit Loans shall be in an aggregate principal amount of $100,000 or a whole multiple of $50,000 in excess thereof (or such lesser amount or integral to repay such Loan in full).
(b)The Borrower shall owe and pay to the Administrative Agent, for the ratable account of each applicable New Incremental Loan Lender, any then-applicable

Applicable New Incremental Loan Premium, which shall be due and payable in connection with (i) any voluntary prepayment pursuant to this Section 2.11, (ii) any mandatory prepayment pursuant to Section 2.12 (other than pursuant to Section 2.12(c) (Excess Cash Flow)) and (iii) any acceleration, including, without limitation, pursuant to Section 8, in each case in respect of any New Incremental Loans being paid, repaid, prepaid or accelerated, and including, without limitation, as a result of the restructuring, reorganization, or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure, or arrangement in any insolvency proceeding. In the event that (i) the Borrower makes any voluntary prepayment pursuant to this Section 2.11, or makes any mandatory prepayment pursuant to Section 2.12 (other than pursuant to Section 2.12(c) (Excess Cash Flow)), of Initial Term Loans on or prior to the one-year anniversary of the Amendment No. 2 Effective Date or (ii) the Initial Term Loans are accelerated prior to the one-year anniversary of the Amendment No. 2 Effective Date, including, without limitation, pursuant to Section 8, and including, without limitation, as a result of the restructuring, reorganization, or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure, or arrangement in any insolvency proceeding, then the Applicable Premium shall be due and payable and the Borrower shall owe and pay the Applicable Premium to the Administrative Agent, for the ratable account of each applicable Lender, in respect of the Initial Term Loans so paid, repaid, prepaid or accelerated. IT IS UNDERSTOOD AND AGREED THAT IF THE INITIAL TERM LOANS OR THE NEW INCREMENTAL LOANS ARE ACCELERATED OR OTHERWISE BECOME DUE (EXCLUDING ANY PREPAYMENT DUE PURSUANT TO SECTION 2.12(C)) PRIOR TO THEIR MATURITY DATE, INCLUDING WITHOUT LIMITATION AS A RESULT OF ANY EVENT OF DEFAULT DESCRIBED UNDER SECTION 8(F), THE APPLICABLE PREMIUM AND/OR THE APPLICABLE NEW INCREMENTAL LOAN PREMIUM, IF ANY, AS THE CASE MAY BE, WILL ALSO AUTOMATICALLY BE DUE AND PAYABLE (TO THE EXTENT OTHERWISE APPLICABLE TO A PAYMENT OR PREPAYMENT ON SUCH DATE) AS THOUGH THE INITIAL TERM LOANS AND/OR THE NEW INCREMENTAL LOANS WERE BEING VOLUNTARILY PAID, PREPAID OR REPAID AND SHALL CONSTITUTE PART OF THE OBLIGATIONS WITH RESPECT TO THE LOANS. THE APPLICABLE PREMIUM AND/OR APPLICABLE NEW INCREMENTAL LOAN PREMIUM PAYABLE IN ACCORDANCE WITH THE IMMEDIATELY PRECEDING SENTENCE SHALL BE PRESUMED TO BE THE LIQUIDATED DAMAGES SUSTAINED BY EACH LENDER AS THE RESULT OF THE EARLY TERMINATION, AND THE LOAN PARTIES AGREE THAT IT IS REASONABLE UNDER THE CIRCUMSTANCES AND WILL NOT BE DEEMED TO CONSTITUTE A PENALTY. TO THE FULLEST EXTENT PERMITTED BY LAW, THE LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM AND/OR APPLICABLE NEW INCREMENTAL LOAN PREMIUM. The Loan Parties expressly acknowledge that their agreement to pay the Applicable Premium and/or the Applicable New Incremental Loan Premium as herein described is a material inducement to the Lenders to fund or continue, as applicable, the New Incremental Loans or the Initial Term Loans.
(c)Notwithstanding anything in this Agreement (including but not limited to Sections 2.8 and 2.18 (which provisions shall not be applicable to any redemptions, repurchases or repayments or prepayments of any Term Loan for cash pursuant to this Section 2.11(c))) or in any other Loan Document to the contrary, but subject to Section 2.11(e), so long as no Event of Default has occurred and is continuing, the Borrower may prepay the outstanding Term Loans or Extended Term Loans (which shall, for the avoidance of doubt, be automatically and permanently canceled immediately upon acquisition by the Borrower) on the following basis:

(i)The Borrower shall have the right to make a voluntary prepayment of Term Loans or Extended Term Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Loan Prepayment”), in each case made in accordance with this Section 2.11(c).
(ii)Borrower Offer of Specified Discount Prepayment:
(A)The Borrower may from time to time offer to make a Discounted Loan Prepayment by providing the Auction Agent five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the Borrower, to (x) each Term Loan Lender and/or (y) each Extending Term Loan Lender with respect to any Class of Loans on an individual tranche basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable tranche, the tranche or tranches of Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Term Loan Lender or each Extending Term Loan Lender, as applicable, with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to such Lenders (which date may be extended for a period not exceeding three Business Days upon notice by the Borrower to the Auction Agent) (the “Specified Discount Prepayment Response Date”).
(B)Each Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Loans to be prepaid at such offered discount. Each acceptance of a Discounted Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.
(C)If there is at least one Discount Prepayment Accepting Lender, the Borrower will make a prepayment of outstanding Loans pursuant to this paragraph (ii) to each Discount Prepayment Accepting Lender on the

Discounted Prepayment Effective Date in accordance with the respective outstanding amount and tranches of Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (b) above; provided that, if the aggregate principal amount of Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the Borrower of the respective Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Loan Prepayment and the tranches to be prepaid, (II) each Term Loan Lender or Extending Term Loan Lender, as applicable. of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and such Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by Borrower on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (x) below).
(iii)Borrower Solicitation of Discount Range Prepayment Offers.
(A)The Borrower may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with 5 Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Loan Lender and/or (y) each Extending Term Loan Lender with respect to any Class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Loans (the “Discount Range Prepayment Amount”), the tranche or tranches of Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Loans with respect to each relevant tranche of Loans willing to be prepaid by the Borrower (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (which date may be extended for a period not exceeding three Business Days upon notice by the Borrower to the Auction Agent) (the “Discount Range Prepayment Response Date”). Each Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify one or more (but no more than three for any Lender) discounts to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender’s Loans (the “Submitted Amount”) such Lender is willing to have prepaid at the Submitted Discount. Any Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Loan Prepayment of any of its Loans at any discount to their par value within the Discount Range.
(B)The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Loans to be prepaid at such Applicable Discount in accordance with this subsection (ii). The Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent within the Discount Range by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (c)) at the Applicable Discount (each such Lender, a “Participating Lender”).
(C)If there is at least one Participating Lender, the Borrower will prepay the respective outstanding Loans of each Participating Lender on the Discounted Prepayment Effective Date in the aggregate principal amount and of the tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the Borrower of the respective Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Loan Prepayment and the tranches to be prepaid, (II) each Term Loan Lender or Extending Term Loan Lender, as applicable, of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower, Term Loan Lenders and/or Extending Term Loan Lenders, as applicable, shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (x) below).
(iv)Borrower Solicitation of Discounted Prepayment Offers
(A)The Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with 5 Business Days’ notice in the form of a Solicited Discounted Prepayment Notice in a customary form as may be mutually agreed; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Loan Lender and/or (y) each Extending Term Loan Lender with respect to any Class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate amount of the Loans (the “Solicited Discounted Prepayment Amount”) and the tranche or tranches of Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer in a customary form as may be mutually agreed to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time on the third Business Day after the date of delivery of such notice to such Lenders (which date may be extended for a period not exceeding three Business Days upon notice by the Borrower to the Auction

Agent) (the “Solicited Discounted Prepayment Response Date”). Each Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both one or more (but no more than three) discounts to par (the “Offered Discount”) at which such Lender is willing to allow prepayment of its then outstanding Loan and the maximum aggregate principal amount and tranches of such Loans (the “Offered Amount”) such Lender is willing to have prepaid at the Offered Discount. Any Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Loans at any discount.
(B)The Auction Agent shall promptly provide the Borrower with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. The Borrower shall review all such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Borrower in its sole discretion (the “Acceptable Discount”), if any. If the Borrower elects, in its sole discretion, to accept any Offered Discount as the Acceptable Discount, in no event later than by the third Business Day after the date of receipt by the Borrower from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (ii) (the “Acceptance Date”), the Borrower may submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice in a customary form as may be mutually agreed from the Borrower by the Acceptance Date, the Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.
(C)Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Loans (the “Acceptable Prepayment Amount”) to be prepaid by the Borrower at the Acceptable Discount in accordance with this subsection (iv)). If the Borrower elects to accept any Acceptable Discount, then the Borrower agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Borrower may prepay outstanding Loans pursuant to this subsection (iv) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the Borrower of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Loan Prepayment and the tranches to be prepaid, (II) each Term Loan Lender or Extending Term Loan Lender, as applicable, of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Loans and the tranches to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the tranches of such Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower, the Term Loan Lenders and the Extending Term Loan Lenders, as applicable, shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by she Borrower on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (x) below).
(v)In connection with any Discounted Loan Prepayment, the Borrower and the Term Loan Lenders or Extending Term Loan Lenders, as applicable, acknowledge and agree that the Auction Agent may require as a condition to any Discounted Loan Prepayment, the payment of customary and documented fees and out-of-pocket expenses from the Borrower in connection therewith.
(vi)If any Loan is prepaid in accordance with paragraphs (i) through (iv) above, the Borrower shall prepay such Loans on the Discounted Prepayment Effective Date without premium or penalty. The Borrower shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 1:00 p.m. (New York time) on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Loans on a pro-rata basis across such installments. The Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Loans pursuant to this Section 2.11(c) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Loans of such Lenders in accordance with their respective Pro Rata Share. The aggregate principal amount of the tranches and installments of the relevant Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the tranches of Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Loan Prepayment. In connection with each prepayment pursuant to this Section 2.11(c), the Borrower shall provide a disclaimer to any participating Lenders that provides that as of the date of any such prepayment pursuant to this Section 2.11(c), the Borrower may have material non-public information with respect to the Borrower.
(vii)To the extent not expressly provided for herein, each Discounted Loan Prepayment (which for the avoidance of doubt, shall not include any open market purchases of Term Loans or Extended Term Loans, as applicable, otherwise permitted by the terms hereof) shall be consummated pursuant to procedures consistent with the provisions in this Section 2.11(c) or as otherwise established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.
(viii)Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.11(c), to the extent the Administrative Agent is the Auction Agent, each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.
(ix)The Borrower acknowledges and agrees that the Auction Agent may perform any and all of its duties under this Section 2.11(c) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Loan Prepayment provided for in this Section 2.11(c) as well as activities of the Auction Agent.
(x)The Borrower shall have the right, by written notice to the Auction Agent, to revoke or modify its offer to make a Discounted Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date.
(xi)Any failure by the Borrower to make any prepayment to a Lender, pursuant to this Section 2.11(c) shall not constitute a Default or Event of Default under Section 8.1 or otherwise.
(xii)To the extent the Auction Agent is required to deliver notices or communicate such other information to the Lenders pursuant to this Section 2.11(c), the Auction Agent will work with the Administrative Agent (and the Administrative Agent will cooperate with the Auction Agent) in order to procure the delivery of such notices and/or the communication of such information to the applicable Lenders.
(xiii)Nothing in this Section 2.11(c) shall require the Borrower to undertake any Discounted Loan Prepayment.

(xiv)No proceeds of the Revolving Credit Loans may be used to purchase Term Loans and/or Extended Term Loans pursuant to this Section 2.11(c).
(xv)After giving effect to such repurchase of Term Loans and/or Extended Term Loans in accordance with this Section 2.11(c), the sum of Available Revolving Credit Commitments, cash and Cash Equivalents on hand (which cash and Cash Equivalents are not subject to a lien other than Liens in favor of the Collateral Agent) shall equal at least $50,000,000.
(xvi)No Default or Event of Default shall have occurred and be continuing.
(d)Prepayments pursuant to this Section 2.11 shall be applied to the Loans as directed by the Borrower. At the Borrower’s election in connection with any prepayment pursuant to this Section 2.11, such prepayment shall not be applied to any Loan of a Defaulting Lender.
(e)Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, any payments, repayments, prepayments, repurchases or redemptions of any Loans shall be made in cash.
2.12Mandatory Prepayments.
(a)If the Borrower or any of its Subsidiaries shall issue debt securities or instruments pursuant to a public offering or private placement (excluding any Indebtedness incurred in accordance with Section 7.2), then on the next Business Day following such issuance, the Term Loans and the Revolving Loans shall be prepaid pro rata according to their outstanding principal amounts by an amount equal to the amount of the Net Cash Proceeds of such issuance (or such lesser amount to repay the Term Loans and the Revolving Loans in full). The provisions of this Section do not constitute a consent to the incurrence of any Indebtedness by the Borrower or any of its Subsidiaries not permitted under Section 7.2. For the avoidance of doubt, the Applicable New Incremental Loan Premium and/or Applicable Premium shall apply (to the extent otherwise then-applicable) with respect to any prepayment pursuant to this clause (a).
(b)If on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event, then on the next Business Day following the receipt of such Net Cash Proceeds, the Term Loans shall be prepaid by an amount equal to 100% of such Net Cash Proceeds (or such lesser amount to repay the Term Loans in full); provided, that, with respect to any such Net Cash Proceeds received from and after the Q4 End Date, so long as no Event of Default shall then exist or would arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that such Net Cash Proceeds are expected to be used, or committed to be used to acquire assets useful (in the good faith judgment of the Borrower) in the business of the Borrower and its Subsidiaries within 12 months following the date of such Asset Sale or Recovery Event; provided, that if all or any portion of such Net Cash Proceeds is not so reinvested within such 12-month period (or if the Borrower or any of its Subsidiary Guarantors have entered into a binding contractual commitment for reinvestment within such 12-month period, not so reinvested within 18 months following the date of such Asset Sale or Recovery Event), such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 2.12(b). The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by Section 7.5. For the avoidance of doubt, the Applicable New Incremental Loan Premium and/or

Applicable Premium shall apply (to the extent otherwise then-applicable) with respect to any prepayment pursuant to this clause (b).
(c)~~If,~~ Subject to the last sentence of this clause (c), if for any fiscal year of the Borrower commencing with the fiscal year ending December 31, 2018, there shall be Excess Cash Flow, then, on the relevant Excess Cash Flow Application Date, the Term Loans shall be prepaid by an amount equal to the ECF Percentage of such Excess Cash Flow (or such lesser amount to repay the Term Loans in full). Each such prepayment and commitment reduction shall be made on a date (an “Excess Cash Flow Application Date”) no later than five Business Days after the earlier of (i) the date on which the financial statements of the Borrower referred to in Section 6.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered; provided that, there shall be no Excess Cash Flow prepayment required with respect to “Excess Cash Flow” applicable to those excluded periods referred to in the definition thereof. For the avoidance of doubt, no Applicable New Incremental Loan Premium and/or Applicable Premium shall apply with respect to any prepayment pursuant to this clause (c). Notwithstanding the foregoing, there shall be no such Excess Cash Flow prepayment required hereunder for the fiscal years ended on or around December 31, 2020 ~~and~~, December 31, 2021 and December 31, 2022, and any such prepayment with reference to the fiscal year ending on or around December ~~31~~28, ~~2022~~2023 shall exclude Excess Cash Flow attributable to the fiscal ~~quarters~~quarter ending on or around March ~~31, 2022, June~~ 30, ~~2022 and September 29, 2022 (an “Excess Cash Flow Application Date”)~~2023.
(d)Notwithstanding anything to the contrary herein, mandatory prepayments of the Term Loans shall not be required to the extent such prepayment would result in a taxable gain for US Federal income tax purposes at such time to any member of the Borrower as a direct result thereof, with any limitations in the prepayment being supported by reasonably detailed calculations presented to the Administrative Agent within five Business Days of the date on which such prepayment would otherwise be due.
(e) Mandatory prepayments of Term Loans shall be applied to the amortization payments of the Term Loan Facility in direct order of maturity.
2.13Conversion and Continuation Options. ~~(a)~~ (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days’ prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may be made only on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days’ prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Majority Facility Lenders in respect of such Facility have, determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.
(b)The Borrower may elect to continue any Eurodollar Loan as such upon the expiration of the then current Interest Period with respect thereto by giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest

Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loan, provided that no Eurodollar Loan under a particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Majority Facility Lenders in respect of such Facility have, determined in its or their sole discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph, such Loans shall be converted automatically to Eurodollar Loans with a one-month Interest Period on the last day of such then expiring Interest Period, or, if such continuation is not permitted pursuant to the preceding proviso, such Loans shall be converted automatically to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.
2.14Minimum Amounts and Maximum Number of Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $500,000 in excess thereof and (b) no more than twelve Eurodollar Tranches shall be outstanding at any one time.
2.15Interest Rates and Payment Dates. ~~(a)~~ (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin in effect for such day.
(b)Each Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Base Rate in effect for such day plus the Applicable Margin in effect for such day.
(c)(i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount (to the extent legally permitted) shall bear interest at a rate per annum that is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Credit Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Credit Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such nonpayment until such amount is paid in full (after as well as before judgment).
(d)Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand (i) on the same Business Day if demand is made by the Administrative Agent on or prior to 11:00 a.m., New York City time and (ii) on the next Business Day if demand is made by the Administrative Agent after 11:00 a.m., New York City time.

2.16Computation of Interest and Fees. ~~(a)~~ (a) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans on which interest is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Statutory Reserve Rate shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.
(b)Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.15(a).
2.17Inability to Determine Interest Rate. If prior to the first day of any Interest Period:
(a)the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or LIBO Rate, as applicable (including the LIBO Screen Rate is not available or published on a current basis) for such Interest Period, or
(b)the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period,
(c)the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.
(d)If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a) have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate); provided that, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 10.1, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (c) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.17(c), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any request by the Borrower that requests the conversion of any Borrowing of Loans, or continuation of any borrowing of Loans as, a borrowing of Eurodollar Rate Loans shall be ineffective and (y) if any Borrowing Notice requests a borrowing of Eurodollar Rate Loans, such borrowing shall be made as a borrowing of Base Rate Loans.
2.18Pro Rata Treatment and Payments. ~~(a)~~ (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee or Letter of Credit fee, and any reduction of the Commitments of the Lenders, shall be made pro rata according to the respective Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders. Each payment of interest in respect of the Loans and each payment in respect of fees payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders.
(b)Each mandatory prepayment required by Section 2.12 to be applied to Term Loans shall be allocated among the Term Loan Facilities pro rata according to the respective outstanding principal amounts of Term Loans under such Facilities. Each optional prepayment in respect of the Term Loans shall be allocated among the Term Loan Facilities in accordance with the Borrower’s instructions. Each payment on account of principal of the Term Loans outstanding under the Term Loan Facility shall be allocated among the Term Loan Lenders holding such Term Loans pro rata based on the principal amount of such Term Loans held by such Term Loan Lenders. Amounts prepaid on account of the Term Loans may not be reborrowed.
(c)Each payment (including each prepayment) by the Borrower on account of principal of the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders. Each payment in respect of Reimbursement Obligations in respect of any Letter of Credit shall be made to the Issuing Lender that issued such Letter of Credit.
(d)The application of any payment of Loans under any Facility (including optional and mandatory prepayments) shall be made, first, to Base Rate Loans under such Facility and, second, to Eurodollar Loans under such Facility. Each payment of the Loans (except in the case of Swing Line Loans and Revolving Credit Loans that are Base Rate Loans) shall be accompanied by accrued interest to the date of such payment on the amount paid.

(e)All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:00 p.m., New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Payment Office, in Dollars and in immediately available funds. Any payment made by the Borrower after 2:00 p.m., New York City time, on any Business Day shall be deemed to have been on the next following Business Day. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.
(f)Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand from the Borrower (i) on the same Business Day if demand is made by the Administrative Agent on or prior to 11:00 a.m., New York City time and (ii) on the next Business Day if demand is made by the Administrative Agent after 11:00 a.m., New York City time.
(g)Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

(h)Upon receipt by the Administrative Agent of payments on behalf of Lenders, the Administrative Agent shall promptly distribute such payments to the Lender or Lenders entitled thereto, in like funds as received by the Administrative Agent. Notwithstanding the foregoing, if the Administrative Agent receives any payment (whether voluntarily or involuntarily, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise) (the amount of such payment, the “Payment Amount”) for the account of any Lender (whether in such Lender’s capacity as a Term Loan Lender, Revolving Credit Lender or L/C Participant), and at the time of such receipt such Lender, in its capacity as L/C Participant, is in default in any of its obligations pursuant to Section 3.4(a) (the amount of such obligations in default, the “Defaulted Amount”), the Administrative Agent may withhold from the Payment Amount an amount up to the Defaulted Amount, and apply the amount so withheld toward payment to the relevant Issuing Lender of the Defaulted Amount or, if applicable, toward reimbursement of any other Person that has previously reimbursed such Issuing Lender for the Defaulted Amount.
(i)If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in L/C Disbursements or Swing Line Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in L/C Disbursements and Swing Line Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in L/C Disbursements and Swing Line Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in L/C Disbursements and Swing Line Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in L/C Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
2.19Increased Costs. ~~(a)~~ (a) If any Change in Law:
(i)shall subject any Lender or Issuing Lender to any Tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender or Issuing Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.20 and except for any Tax on the overall net income of such Lender or Issuing Lender) and any franchise Taxes (imposed in lieu of net income Taxes) and branch profits taxes and Other Taxes;
(ii)shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or Issuing Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or
(iii)shall impose on such Lender or Issuing Lender any other condition (except for Non-Excluded Taxes covered by Section 2.20 and except for any Tax on the overall net income of such Lender or Issuing Lender) affecting this Agreement or Eurodollar Loans made by such Lender or Issuing Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing is to increase the cost to such Lender or Issuing Lender, by an amount which such Lender or Issuing Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender or Issuing Lender, upon its demand, any additional amounts necessary to compensate such Lender or Issuing Lender for such increased cost or reduced amount receivable; provided, however, that the Borrower shall not be liable for such compensation with respect to any such Lender if (x) the relevant change in law or other similar occurrence described in this paragraph occurs on a date prior to the date such Lender becomes a party hereto or (y) such Lender is not generally charging such amounts to similarly situated borrowers under comparable syndicated credit facilities that such Lender is a lender under and is entitled to charge such amounts to the borrower thereunder. If any Lender or Issuing Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.
(b)If any Lender or Issuing Lender shall have determined that any Change in Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender, Issuing Lender or any corporation controlling such Lender or Issuing Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender’s, Issuing Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or Issuing Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or Issuing Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender or Issuing Lender to be material, then from time to time, after submission by such Lender or Issuing Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender or Issuing Lender such additional amount or amounts as will compensate such Lender or Issuing Lender or such corporation for such reduction; provided, however, that the Borrower shall not be liable for such compensation with respect to any such Lender if (x) the relevant change in law or other similar occurrence described in this paragraph occurs on a date prior to the date such Lender becomes a party hereto or (y) such Lender is not generally charging such amounts to similarly situated borrowers under comparable syndicated credit facilities that such Lender is a lender under and is entitled to charge such amounts to the borrower thereunder.
(c)A Lender or an Issuing Lender shall be required to submit a certificate (i) setting forth in reasonable detail the basis and any additional amounts payable pursuant to this Section and (ii) certifying that such Lender or Issuing Lender is generally charging such amounts to similarly situated borrowers, and any such certificate submitted by any Lender or Issuing

Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The Borrower shall pay such Lender or Issuing Lender, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.
(d)Failure or delay on the part of any Lender or Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Lender pursuant to this Section for any amounts incurred more than six months prior to the date that such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of the event giving rise to such right to such amounts; provided further that, if the circumstances giving rise to such claim is retroactive, then the 6-month period referred to above shall be extended to include the period of retroactive effect thereof. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
2.20Taxes. ~~(a)~~ (a) All payments made by or on behalf of the Borrower or any other Loan Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of the Borrower or the Administrative Agent, as applicable) requires the deduction or withholding of any Tax from any such payment by or on behalf of the Borrower, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is a Non-Excluded Tax or Other Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made; provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender’s failure to comply with the requirements of paragraph (e) or (f) of this Section, (ii) that are U.S. federal withholding Taxes imposed on amounts payable to such Lender at the time (A) such Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrower under Section 2.24) or (B) such Lender changes its lending office, except in each case either to the extent that such Lender’s assignor (if any) was entitled, at the time of assignment, to receive additional amounts or such Lender was entitled to receive additional amounts immediately before it changed its lending office with respect to such Non-Excluded Taxes pursuant to this paragraph (a)), or (iii) that are withholding Taxes imposed under FATCA. For purposes of this Section 2.20, the term “Lender” shall include the Swing Line Lender.
(b)In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c)Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower or any other Loan Party, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, the original or a certified copy of an official receipt showing payment thereof. If the Borrower or any other Loan Party fails to pay any Non-Excluded Taxes (for the avoidance of doubt, not including any Non-Excluded Taxes for which Borrower would not be required to pay additional amounts to any Lender by reason of the proviso in the last sentence of Section 2.20(a)) or Other Taxes when due to the appropriate taxing authority or the ~~Barrower~~Borrower fails to remit to the

Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any Non-Excluded Taxes and Other Taxes and any incremental Taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
(d)The Loan Parties shall jointly and severally indemnify the Administrative Agent and each Lender, within 30 days after written demand therefor, for the full amount of any Non-Excluded Taxes and Other Taxes (including Non-Excluded Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Administrative Agent or Lender or required to be withheld or deducted from a payment to such Administrative Agent or Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)~~(i)~~ (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.20(e) (ii)(~~a~~A)-(ii)(~~b~~B) and Section 2.20(h) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing,
(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(I)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(II)executed copies of Internal Revenue Service Form W-8ECI;
(III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable; or
(IV)to the extent a Foreign Lender is not the beneficial owner, executed copies of Internal Revenue Service Form W-8IMY, accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN, W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;
(iii)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.
(f)Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.20, it shall pay over such refund to Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.20 with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the relevant Agent or Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.20(g) shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower, any other Loan Party or any other Person.
(h)Each Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.20(h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
2.21Indemnity. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement, (c) the making of a prepayment or conversion of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto or (d) the assignment of any Eurodollar Loan or Base Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.24(a). Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. A Lender shall be required to submit a certificate (i) setting forth any additional amounts payable pursuant to this Section and (ii) certifying that such Lender or Issuing Lender is generally charging such amounts to similarly situated borrowers, and any such certificate submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
2.22Illegality. If any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.21.
2.23Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.19, 2.20(a) or 2.22 with respect to such Lender, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that no such designation shall be required unless such designation can be made on terms that, in the sole judgment of such Lender, (i) cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage and (ii) in the case of a designation arising from the operation of Section 2.19 or Section 2.20(a), such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.19 or Section 2.20, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.19, 2.20 or 2.22.
2.24Replacement of Lenders under Certain Circumstances; Defaulting Lenders.
(a)Replacement of Lenders. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.19 or 2.20 or gives a notice of illegality pursuant to Section 2.22, (b) becomes a Defaulting Lender, or (c) does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required Lenders has been obtained), with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.23 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.19 or 2.20 or to eliminate the illegality referred to in such notice of illegality given pursuant to Section 2.22, (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.21 (as though Section 2.21 were applicable) if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.19 or 2.20, as the case may be, in respect of any period prior to the date on which such replacement shall be consummated, (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender, and (x) in the case of any such assignment resulting from a claim for compensation under Section 2.19 or payments required to be made pursuant to Section 2.20, such assignment will result in a reduction in such compensation or payments thereafter. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee, and that the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective.
(b)Cash Collateral.
(i)Obligation to Cash Collateralize. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or any Issuing Lender (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.24(c)(i)(d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such Issuing Lender with respect to the applicable Letters of Credit issued and outstanding at such time.
(ii)Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative

Agent, for the benefit of the Issuing Lenders, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations, to be applied pursuant to clause (iii) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Lenders as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposure of such Issuing Lender with respect to the applicable Letters of Credit issued and outstanding at such time, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).
(iii)Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section or Section 2.24(c) in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(iv)Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and each Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 2.24(c) the Person providing Cash Collateral and each Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.
(c)Defaulting Lenders.
(i)Defaulting Lender Adjustments. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(A)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Majority Facility Lenders and Section 10.1.
(B)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.7 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or Swing Line Lender hereunder; third, to Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.24(b); fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.24(b); sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lenders or Swing Line Lenders against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (iv) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(C)Commitment and L/C Fees. No Defaulting Lender shall be entitled to receive any commitment fee pursuant to Section 2.9 for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(I)Each Defaulting Lender shall be entitled to receive L/C Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.23.

(II)With respect to any Letter of Credit fees pursuant to Section 3.3 not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such non-Defaulting Lender pursuant to clause (d) below, (y) pay to each Issuing Lender and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(D)Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Extensions of Credit of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Commitment. Subject to Section 10.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation.
(E)Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (d) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure in accordance with the procedures set forth in Section 2.24(b).
(ii)Defaulting Lender Cure. If the Borrower, the Administrative Agent and each Swing Line Lender and Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to Section 2.24(c)(i)(d) above), whereupon, such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(iii)New Swing Line Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) no Swing Line Lender shall be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) no Issuing Lender shall be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.
(iv)Termination of Defaulting Lender. The Borrower may terminate the unused amount of the Commitment of any Lender that is a Defaulting Lender upon prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.24(c)(i)(~~b~~B) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, any Issuing Lender, the Swing Line Bank or any Lender may have against such Defaulting Lender.
2.25 Incremental Credit Extensions. ~~(a) The Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (i) one or more~~ (a) No additional tranches of term loans (the “Incremental Term Loans”~~) and (ii) subject to the last sentence of this paragraph (a), the establishment of one or more increases in the amount of Revolving Credit Commitments (which may be established as a separate tranche of revolving loans with terms as described below) (each such increase, a “Revolving Credit Commitment Increase” and, together with the Incremental Term Loans, the “New Loan Commitments”),~~  and the commitments in respect thereof, the “New Loan Commitments”)~~) by an amount not to exceed the sum of (y) the aggregate principal amount of~~ shall be permitted other than the New Incremental Loans established in connection with Amendment No. 2 (~~provided that~~and any payments or prepayments in respect thereof shall not increase capacity for future New Loan Commitments hereunder) ~~plus (z)(i) from the Amendment No. 2 Effective Date to and including the Q3 End Date, $50,000,000, of which only $25,000,000 may be provided by lenders who were not Term Loan Lenders (or Affiliates of (or funds, partnerships, accounts, investment vehicles or other entities managed or advised by) Term Loan Lenders or their Affiliates) immediately prior to the effectiveness of such New Loan Commitments (as modified in the definition thereof set forth in Section 1.1, “Incremental Additional Lenders”), and any such Incremental Additional Lenders must be acceptable to the Required Lenders and (ii) after the Q3 End Date, $50,000,000 (less the principal amount of New Loan Commitments incurred pursuant to clause (z)(i)). Notwithstanding the foregoing, other than any Incremental Term Loans~~. Other than the New Incremental Loans established in connection with Amendment No. 2, any incremental facilities (including any revolving credit commitments) under this Agreement, including any New Loan Commitments that are ~~Revolving Credit Commitments~~revolving credit commitments, shall require the consent of the Majority Term Loan Facility Lenders and the Borrower and its Subsidiaries shall not be permitted to add any incremental facilities under this Agreement ~~other than Incremental Term Loans~~ without such consent of the Majority Term Loan Facility Lenders.
(b)Each tranche of Incremental Term Loans ~~and each Revolving Credit Commitment Increase~~ shall be in an aggregate principal amount that is a whole multiple of $5,000,000 which is not less than $10,000,000 (provided that such amount may be less than $10,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence) and there shall ~~be~~ not be more ~~than four~~ requests for Incremental Term Loans ~~or Revolving Credit Commitment Increases, in each case,~~ following the Amendment No. 2 Effective Date. For the avoidance of doubt, the New Incremental Loans established pursuant to Amendment No. 2 were (and remain) permitted pursuant to Section 2.25.
(c)[Reserved].
~~(c) With respect to any Revolving Credit Commitment Increase or addition of Incremental Term Loans pursuant to this Section 2.25:~~
~~(i) subject to clause (e) below (A) no Event of Default would exist after giving effect to such increase and (B) to the extent required by the lenders providing such Revolving Credit Commitment or Incremental Term Loans, all representations and warranties in Section 4 shall be true and correct in all material respects;~~
~~(ii) the Incremental Term Loans and Revolving Credit Loans made pursuant to the Revolving Credit Commitment Increases shall rank pari passu or junior in right of payment and of security with the Revolving Credit Loans and the Term Loans;~~
~~(iii) other than with the written consent of the Majority Term Loan Facility Lenders (in their sole discretion), (A) in the case of any Revolving Credit Commitment Increase, (1) the final maturity shall be no earlier than the Maturity Date then-applicable to the New Incremental Term Loans (or such later date as the lender(s) providing such Revolving Credit Commitment Increase may agree) and (2) no amortization or mandatory commitment reduction prior to the Maturity Date then-applicable to the New Incremental Term Loans shall be required (unless such amortization or mandatory commitment reduction shall be no greater than, or result in a shorter weighted average life to maturity than, the remaining weighted average life to maturity of the then-outstanding New Incremental Term Loans) and (B) in the case of any Incremental Term Loans (other than, in each case, New Incremental Loans), such Incremental Term Loans shall mature no earlier than the Latest Maturity Date and the weighted average life to maturity of such Incremental Term Loans shall be no shorter than the longest remaining weighted average life of the then outstanding Term Loans;~~
~~(iv) except with respect to All-in Yield as set forth in subclause (vi) below and final maturity and weighted average life to maturity as set forth in subclause (iii) above, any such Incremental Term Loans or Revolving Credit Commitment Increase shall either (i) have the same terms as the Term Loan Facility or Revolving Credit Facility or (ii) have such other terms as may be agreed by the Borrower and the lenders providing such New Loan Commitments; provided, that to the extent such terms are more favorable to the new Lenders, when taken as a whole, than comparable terms then-existing in the Loan Documents (as determined by the Borrower in good faith), such terms may be, in consultation with the Administrative Agent and Borrower, incorporated into this Agreement (or any other applicable Loan Document) for the benefit of all existing Lenders (to the extent applicable to such Lender) without further amendment requirements, including, for the avoidance of doubt, at the option of the Borrower, any increase in the Applicable Margin relating to any existing Term Loan Facility to bring such Applicable Margin in line with such then-incurred Incremental Term Loans to achieve fungibility with such then applicable existing Term Loan Facility;~~

~~(v) to the extent reasonably requested by the Administrative Agent and expressly set forth in the documentation relating to Incremental Term Loans or Revolving Credit Commitment Increase, the Administrative Agent shall have received legal opinions, resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 5.1 or delivered from time to time pursuant to Section 6.10 with respect to the Borrower and each material Subsidiary Guarantor that is organized in a jurisdiction for which counsel to the Administrative Agent advises that such deliveries are reasonably necessary to preserve the Collateral in such jurisdiction (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent);~~
~~(vi) with respect to any Incremental Term Loans (but not New Incremental Loans) or, other than with the written consent of the Majority Term Loan Facility Lenders (in their sole discretion), Revolving Credit Commitment Increases, in each case that are secured on a basis that is pari passu with the Initial Term Loans and New Incremental Loans (it being understood that such Incremental Term Loans, in each case may not be secured on a basis that is senior to the Initial Term Loans or the New Incremental Loans), the All-in-Yield payable by the Borrower applicable to such Incremental Term Loans or such applicable Revolving Credit Commitment Increase (as applicable) shall not be higher than the corresponding All-in Yield payable by the Borrower with respect to (x) the New Incremental Loans and (y) solely if such Incremental Term Loans or such applicable Revolving Credit Commitment Increases (as applicable) are initially provided by any Incremental Additional Lender, the Initial Term Loans, unless the All-in Yield with respect to the New Incremental Loans, and solely if such Incremental Term Loans or such applicable Revolving Credit Commitment Increases (as applicable) are initially provided by any Incremental Additional Lender, the Initial Term Loans, is increased (to the extent necessary) to the amount necessary so that there is no difference between the All-in Yield with respect to such Incremental Term Loans or applicable Revolving Credit Commitment Increases (as applicable) and the corresponding All-in Yield of the New Incremental Loans, and solely if such Incremental Term Loans are initially provided by any Incremental Additional Lender, the Initial Term Loans (this proviso, the “MFN Provision”); provided that, for the avoidance of doubt, if the All-in-Yield with respect to such Incremental Term Loans or applicable Revolving Credit Commitment Increases (as applicable) exceeds the All-in-Yield of some, but not all, applicable tranches or classes of Term Loans then outstanding, only those applicable Term Loans with such lower All-in-Yield shall be provided with such applicable increase (if any); provided further, that for purposes hereof, “initially provided by any Incremental Additional Lender” (or words of similar import) shall not include (or apply) where such loans or commitments are initially provided (or backstopped) by Persons that are not Incremental Additional Lenders without actual knowledge by the Borrower that such loans or commitments would be promptly thereafter assigned to Incremental Additional Lenders; provided further, that, for the avoidance of doubt, the incurrence of the New Incremental Term Loans does not require any such increase with respect to Initial Term Loans;~~
~~(vii)    to the extent required by the Persons providing any Revolving Credit Commitment Increases after the Amendment No. 2 Effective Date, such Revolving Credit Commitment Increases may share pro rata (but not greater than pro rata) to any Mandatory Prepayments otherwise due and payable to Term Loans hereunder.~~

(d) Each notice from the Borrower pursuant to this Section 2.25 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans ~~or Revolving Credit Commitment Increases~~. Incremental Term Loans may be made~~, and Revolving Credit Commitment Increases may be provided,~~  by any “Additional Lender”~~, provided that the Administrative Agent shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s providing any such Revolving Credit Commitment Increases if such consent would be required under Section 10.1 for an assignment of Loans or Commitments, as applicable, to such Lender or Additional Lender~~. Commitments in respect of Incremental Term Loans ~~and Revolving Credit Commitment Increases~~ shall become Commitments ~~(or in the case of a Revolving Credit Commitment Increase to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applicable Revolving Credit Commitment (which may be established as a separate tranche))~~ under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.25 ~~(including, for the avoidance of doubt, to establish a separate tranche of revolving loans and commitments, which separate tranche may share ratably (but not greater than ratably) in any mandatory prepayments applicable to the Term Loans)~~. To the extent required by the parties providing such Incremental Term Loans ~~and/or Revolving Credit Commitments~~, the effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 5.2 and such other conditions as the parties thereto shall agree. The Borrower will use the proceeds of the Incremental Term Loans ~~and the Revolving Credit Commitment Increases~~ for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans ~~or Revolving Credit Commitment Increases~~, unless it so agrees.
~~(e) If such Revolving Credit Commitment Increase is not established as a separate tranche, then upon each increase in the Revolving Credit Commitments pursuant to this Section 2.25, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Credit Commitment Increase (each a “Revolving Credit Commitment Increase Lender”) in respect of such increase, and each such Revolving Credit Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Credit Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and (b) if, on the date of such increase, there are any Revolving Credit Loans outstanding, the Revolving Credit Lenders (including the Additional Lenders) shall make such payments as directed by the Administrative Agent in order that the Revolving Credit Loans are held by the Revolving Credit Lenders (including Additional Lenders) ratably in accordance with the increased Revolving Credit Commitments (and interest and other payments shall be adjusted accordingly). If such Revolving Credit Commitment Increase is established as a separate tranche, the preceding provisions of this paragraph (e) shall not apply, and as set forth in paragraph (c) of this Section 2.25, the Incremental Amendment may, without the consent of any other Lenders, effect such~~

~~amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions hereof.~~
(e)[Reserved].
(f)In connection with any Limited Condition Transaction and any actions or transactions related thereto, in each case, at the option of the Borrower (the Borrower’s election to exercise such option, an “LCT Election”): (i) when calculating the availability of any basket or ratio in connection with any Incremental Term Loans ~~or Revolving Credit Commitment Increases~~ incurred or established, as applicable, in connection with such Limited Condition Transaction, the date of determination for availability under any such basket or ratio shall be determined at the time the definitive agreement related to such Limited Condition Transaction is entered into (the “LCT Test Date”), in which case, such Limited Condition Transaction will be given pro forma effect, including with respect to the Indebtedness to be incurred in connection therewith, and (ii) the date of determination for whether any such transaction is permitted under this Agreement shall be deemed in all respects to be the LCT Test Date; provided, however, that at the time of funding: (x) there shall be no Event of Default under Section 8(a) or Section 8(f) in existence, and (y) certain customary “specified representations” consistent with “SunGard” conditionality provision must be true and correct in all material respects.
(g)The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this Section 2.25.
2.26[Reserved]~~]~~.
2.27Extensions of Revolving Credit Loans and Term Loans and Revolving Credit Commitments and Replacement Revolving Credit Loans and Replacement Term Loans and Replacement Revolving Credit Commitments.
(a)The Borrower may at any time and from time to time request that all or a portion of (x) the Revolving Credit Commitments, the Extended Revolving Credit Commitments of any Class and/or any Replacement Revolving Credit Commitments of any Class, existing at the time of such request (each, an “Existing Revolving Credit Commitment” and any related revolving credit loans under any such facility, “Existing Revolving Credit Loans”; each Existing Revolving Credit Commitment and related Existing Revolving Credit Loans together being referred to as an “Existing Revolving Credit Class”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Existing Revolving Credit Loans related to such Existing Revolving Credit Commitments (any such Existing Revolving Credit Commitments which have been so extended, “Extended Revolving Credit Commitments” and any related revolving credit loans, “Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.27 and (y) the Term Loans, the Extended Term Loans and/or any Replacement Term Loans existing at the time of such request (each, an “Existing Term Loan”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of the Existing Term Loans (any such Existing Term Loans which have been so extended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.27. Prior to entering into any Extension Amendment with respect to any Extended Revolving Credit Commitments or Extended Term Loans, as applicable, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Revolving Credit Commitments or each of the Lenders of the applicable Existing Term Loans, as applicable, with such request offered to all Lenders of the applicable Class) (an “Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments or Extended Term Loans, as applicable, to be established thereunder, which terms shall be similar to, or less favorable to the investors providing (i) in the case of Extended Revolving Credit Loans, such Extended Revolving Credit Commitments than, those applicable to the Existing Revolving Credit Commitments from which they are to be extended (the “Specified Existing Revolving Credit Commitment Class”) and (ii) in the case of Extended Term Loans, such Extended Term Loans than, those applicable to the Existing Term Loans from which they are to be extended (the “Specified Existing Term Loan Class”) except that (w) all or any of the final maturity dates of such (1) Extended Revolving Credit Commitments may be delayed to later dates than the final maturity dates of the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and (2) Extended Term Loans may be delayed to later dates than the final maturity dates of the Existing Term Loans of the Specified Existing Term Loan Class, as applicable, (x) the interest rates (including fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and premiums with respect to the (1) Extended Revolving Credit Commitments may be different than those for the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and (2) Extended Term Loans may be different than those for the Existing Term Loans of the Specified Existing Term Loan Class, (y)(1) the undrawn revolving credit commitment fee rate with respect to the Extended Revolving Credit Commitments may be different than those for the Specified Existing Revolving Credit Commitment Class and (2) the Extension Amendment may provide for other covenants and terms that apply to any period after (i) the Latest Revolving Maturity Date or otherwise are provided for the benefit of the Lenders of the Specified Existing Revolving Credit Commitment Class and (ii) the Latest Term Loan Maturity Date or otherwise are provided for the benefit of the Lenders of the Specified Existing Term Loan Class, as applicable; provided that, notwithstanding anything to the contrary in this Section 2.27 or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of (x) the Extended Revolving Credit Loans under any Extended Revolving Credit Commitments shall be made on a pro rata basis with any borrowings and repayments of the Existing Revolving Credit Loans of the Specified Existing Revolving Credit Commitment Class (the mechanics for which may be implemented through the applicable Extension Amendment and may include technical changes related to the borrowing and repayment procedures of the Specified Existing Revolving Credit Commitment Class) and (y) the Extended Term Loans shall be made on a pro rata basis with any borrowings and repayments of the Existing Term Loans of the Specified Existing Term Loan Class (the mechanics for which may be implemented through the applicable Extension Amendment and may include technical changes related to the borrowing and repayment procedures of the Specified Existing Term Loan Class), (2) assignments and participations of (x) Extended Revolving Credit Commitments and Extended Revolving Credit Loans shall be governed by the assignment and participation provisions set forth in Section 10.6 and (y) Extended Term Loans shall be governed by the assignment and participation provisions set forth in Section 10.6 and (3) subject to the applicable limitations set forth in Section 2.11 and Section 2.18, permanent repayments of (x) Extended Revolving Credit Loans (and corresponding permanent reduction in the related Extended Revolving Credit Commitments) shall be permitted as may be agreed between the Borrower and the Lenders thereof and (y) Extended Term Loans shall be permitted as may be agreed between the Borrower and the Lenders thereof. No Lender shall have any obligation to agree to have any of its (x) Revolving Credit Loans or Revolving Credit Commitments of any Existing Revolving Credit Class converted into Extended Revolving Credit Loans or Extended Revolving Credit Commitments and/or (y) Term Loans converted into

Extended Term Loans, in each case, pursuant to any Extension Request. Any Extended Revolving Credit Commitments of any Extension Series shall constitute a separate Class of revolving credit commitments from Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and from any other Existing Revolving Credit Commitments.
(b)The Borrower shall provide the applicable Extension Request at least five (5) Business Days (or such shorter period as the Administrative Agent may determine in its reasonable discretion) prior to the date on which Lenders under the Existing Class are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably, to accomplish the purpose of this Section 2.27. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Revolving Credit Commitments, Replacement Revolving Credit Commitments (or any earlier extended Extended Revolving Credit Commitments),Term Loans, Replacement Term Loans (or any earlier extended Extended Term Loans) of an Existing Class subject to such Extension Request converted into Extended Loans/Commitments shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Revolving Credit Commitments, Replacement Revolving Credit Commitments (and/or any earlier extended Extended Revolving Credit Commitments), Term Loans and/or Replacement Term Loans (and/or any earlier extended Extended Term Loans) which it has elected to convert into Extended Loans/Commitments (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate amount of Revolving Credit Commitments, Replacement Revolving Credit Commitments or earlier extended Extended Revolving Credit Commitments, as applicable, subject to Extension Elections exceeds the amount of Extended Loans/Commitments requested pursuant to the Extension Request, such Revolving Credit Commitments, Replacement Revolving Credit Commitments or extended Extended Revolving Credit Commitments subject to Extension Elections shall be converted to Extended Loans/Commitments on a pro rata basis (subject to such rounding requirements as may be established by the Administrative Agent) (or another methodology as may be agreed between the Administrative Agent and the Borrower) based on the amount of Revolving Credit Commitments, Replacement Revolving Credit Commitments (and any earlier extended Extended Revolving Credit Commitments) included in each such Extension Election. In the event that the aggregate amount of Term Loans, Replacement Term Loans or earlier extended Extended Term Loans, as applicable, subject to Extension Elections exceeds the amount of Extended Loans/Commitments requested pursuant to the Extension Request, such Term Loans, Replacement Term Loans or earlier extended Extended Term Loans subject to Extension Elections shall be converted to Extended Loans/Commitments on a pro rata basis (subject to such rounding requirements as may be established by the Administrative Agent) (or another methodology as may be agreed between the Administrative Agent and the Borrower) based on the amount of Term Loans, Replacement Term Loans (and any earlier extended Extended Term Loans) included in each such Extension Election. Notwithstanding the conversion of any Existing Revolving Credit Commitment into an Extended Revolving Credit Commitment, such Extended Revolving Credit Commitment shall be treated identically to all Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class for purposes of the obligations of a Revolving Credit Lender in respect of Swing Line Loans under Section 2.7(e) and Letters of Credit under Section 3, except that the applicable Extension Agreement may provide that the last day for making Swing Line Loans and/or the last day for issuing Letters of Credit may be extended and the related obligations to make Swing Line Loans and issue Letters of Credit may be continued (pursuant to mechanics set forth in the applicable Extension Agreement) so long as the Swing Line Lender and/or the applicable Issuing Lender, as applicable, have consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension).
(c)Extended Loans/Commitments shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which notwithstanding anything to the contrary set forth in Section 10.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Loans/Commitments established thereby) executed by the Loan Parties, the Administrative Agent, the applicable Extending Lenders and if applicable, the Swing Line Lender and Issuing Lender. In connection with any Extension Amendment, upon the reasonable request of the Administrative Agent or any Extending Lender, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent as to the enforceability of such Extension Amendment and as to the security interests created by any Loan Document (if any) as may be amended thereby, that such Extension Amendment does not invalidate or adversely affect the attachment of such security interests created pursuant to such Loan Document.
(d)Notwithstanding anything to the contrary contained in this Agreement, (i) on any date on which any Class of Existing Revolving Credit Commitments is converted to extend the related scheduled maturity date(s) in accordance with paragraph (a) above (an “Revolver Extension Date”), in the case of the Existing Revolving Credit Commitments of each Extending Lender under any Specified Existing Revolving Credit Commitment Class, the aggregate principal amount of such Existing Revolving Credit Commitments shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Revolving Credit Commitments so converted by such Lender on such date (or by any greater amount as may be agreed by the Borrower and such Lender), and such Extended Revolving Credit Commitments shall be established as a separate Class of revolving credit commitments from the Specified Existing Revolving Credit Commitment Class and from any other Existing Revolving Credit Commitments (together with any other Extended Revolving Credit Commitments so established on such date) and (ii) if, immediately before giving effect to any such conversion, any Existing Revolving Credit Loans of any Extending Lender are outstanding under the Specified Existing Revolving Credit Commitment Class, simultaneous with such conversion, such Existing Revolving Credit Loans (and any related participations) shall be deemed to be converted to Extended Revolving Credit Loans (and related participations) of the applicable Class in the same proportion as such Extending Lender’s Existing Revolving Credit Commitments under such Specified Existing Revolving Credit Commitment Class being converted to Extended Revolving Credit Commitments of such applicable Class.
(e)Notwithstanding anything to the contrary contained in this Agreement, on any date on which any Class of Existing Term Loans is converted to extend the related scheduled maturity date(s) in accordance with paragraph (a) above (a “Term Loan Extension Date” and, together with the Revolver Extension Date, each an “Extension Date”), in the case of the Existing Term Loans of each Extending Lender under any Specified Existing Term Loan Commitment Class, the aggregate principal amount of such Existing Term Loans shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Term Loans so converted by such Lender on such date (or by any greater amount as may be agreed by the Borrower and such Lender), and such Extended Term Loans shall be established as a separate Class of term loans from the Specified Existing Term Loan Class and from any other Existing Term Loans (together with any other Extended Term Loans so established on such date).
(f)In the event that the Administrative Agent determines in its sole discretion that the allocation of the Extended Revolving Credit Commitments or Extended Term Loans, as

applicable, of a given Extension Series, in each case to a given Lender was incorrectly determined as a result of manifest administrative error in the receipt and processing of an Extension Election timely submitted by such Lender in accordance with the procedures set forth in the applicable Extension Amendment, then the Administrative Agent, the Borrower and such affected Lender may (and hereby are authorized to), in their sole discretion and without the consent of any other Lender, enter into an amendment to this Agreement and the other Loan Documents (each, a “Corrective Extension Amendment”) within 15 days following the effective date of such Extension Amendment, as the case may be, which Corrective Extension Amendment shall (i) provide for the conversion and extension of (x) Existing Revolving Credit Commitments (and related Revolving Extensions of Credit), as the case may be, in such amount as is required to cause such Lender to hold Extended Revolving Credit Commitments (and related Revolving Extensions of Credit) of the applicable Extension Series into which such other Commitments were initially converted, as the case may be and (y) Existing Term Loans in such amount as is required to cause such Lender to hold Extended Term Loans of the applicable Extension Series into which such other Loans were initially converted, in each case, in the amount such Lender would have held had such administrative error not occurred and had such Lender received the minimum allocation of the applicable Loans or Commitments to which it was entitled under the terms of such Extension Amendment, in the absence of such error and (ii) be subject to the satisfaction of such conditions as the Administrative Agent, the Borrower and such Lender may agree.
(g)No conversion of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.27 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.
(h)This Section 2.27 shall supersede any provisions in Section 2.5 or 10.1 to the contrary.
2.28Replacement Facilities.
(a)At any time and from time to time, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request to replace all or a portion of a Revolving Credit Facility with a new revolving credit facility under this Agreement (the “Replacement Revolving Facility”; each such replacement facility, a “Replacement Facility”); provided that (a) at the time of each such request and upon the effectiveness of each Replacement Facility Amendment no Default or Event of Default has occurred and is continuing or shall result therefrom and (b) the Administrative Agent has consented (such consent not to be unreasonably withheld, delayed or conditioned) in writing to the incurrence of such Replacement Facility. The amount of each Replacement Revolving Credit Facility shall not exceed the amount of the Revolving Credit Facility being replaced.
(b)The principal of and interest on any outstanding Revolving Credit Loans and Swing Line Loans under any replaced Revolving Credit Facility, together with all fees owed by the Borrower under such Revolving Credit Facility, shall be paid in full and all outstanding Letters of Credit will be replaced or continued on terms reasonably satisfactory to the Lenders under such Revolving Credit Facility, in each case on the Replacement Facility Closing Date for such Facility. Any Replacement Revolving Facility shall be on the terms and pursuant to the documentation applicable to the Revolving Credit Commitments (other than maturity date and pricing (interest rate, fees, funding discounts and prepayment premiums)) or on such other terms acceptable to the Administrative Agent and the Borrower, as set forth in the relevant

Replacement Facility Amendment. In addition, the terms and conditions applicable to any Replacement Facility may provide for additional or different covenants or other provisions that are agreed between the Borrower and the Lenders under such Replacement Facility and applicable only during periods after the then latest Revolving Credit Maturity Date that is in effect on the date such Replacement Facility is issued, incurred or obtained or the date on which all non-replaced Obligations are Discharged in Full.
(c)Each notice from the Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Replacement Revolving Facility. Any Additional Lender that elects to extend commitments under a Replacement Revolving Facility shall be reasonably satisfactory to the Borrower and (unless such Additional Lender is already a Lender or an Affiliate of a Lender) the Administrative Agent, and, if not already a Lender, shall become a Lender under this Agreement pursuant to a Replacement Facility Amendment. Each Replacement Facility shall become effective pursuant to an amendment (each, a “Replacement Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, such Additional Lender or Additional Lenders and the Administrative Agent. No Replacement Facility Amendment shall require the consent of any Lenders or any other Person other than the Borrower, the Administrative Agent and the Additional Lenders with respect to such Replacement Facility Amendment. No Lender shall be obligated to provide any commitment for any Replacement Revolving Facility, unless it so agrees. Commitments in respect of any Replacement Revolving Facility (the “Replacement Revolving Commitments”) shall become Commitments under this Agreement. A Replacement Facility Amendment may, without the consent of any other Lenders or any other Person, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section (including to provide for class voting provisions applicable to the Additional Lenders on terms comparable to the provisions of Section 10.1). The effectiveness of any Replacement Facility Amendment shall, unless otherwise agreed to by the Administrative Agent and the Additional Lenders party thereto, be subject to the satisfaction or waiver on the date thereof (each, a “Replacement Facility Closing Date”) of each of the conditions set forth in Section 5.2 (it being understood that all references to the date of making any extension of credit in Section 5.2 shall be deemed to refer to the Replacement Facility Closing Date). To the extent reasonably requested by the Administrative Agent, the effectiveness of a Replacement Facility Amendment may be conditioned on the Administrative Agent’s receipt of customary legal opinions with respect thereto, board resolutions and officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 5.1, with respect to the Borrower and the Loan Parties. No Replacement Revolving Credit Facility may be implemented unless such Facility has provisions satisfactory to the Administrative Agent with respect to Letters of Credit and Swing Line Loans then outstanding under the Revolving Credit Facility being replaced. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to any of the transactions effected pursuant to this Section 2.28.
SECTION 3.LETTERS OF CREDIT
3.1L/C Commitment. ~~(a)~~ (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4, agrees to issue letters of credit (the “Letters of Credit”) for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided, that no Issuing Lender shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance,

(i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the latest then applicable Revolving Credit Maturity Date; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above). Unless the context shall otherwise require, on and after the Closing Date, Letters of Credit (as defined in and issued under the Existing Credit Agreement) shall be deemed Letters of Credit issued hereunder.
(b)No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.
3.2Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that an Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Concurrently with the delivery of an Application to an Issuing Lender, the Borrower shall deliver a copy thereof to the Administrative Agent. Upon receipt of any Application, an Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto). Promptly after issuance by an Issuing Lender of a Letter of Credit, such Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower. Each Issuing Lender shall promptly give notice to the Administrative Agent of the issuance of each Letter of Credit issued by such Issuing Lender (including the face amount thereof), and shall provide a copy of such Letter of Credit to the Administrative Agent as soon as possible after the date of issuance.
3.3Fees and Other Charges. ~~(a)~~ (a) The Borrower will pay a fee on the aggregate drawable amount of all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Credit Facility, shared ratably among the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages of the Revolving Credit Facility and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee on the aggregate drawable amount of all outstanding Letters of Credit issued by it at a rate per annum equal to 0.125% on the face amount of each Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.
(b)In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

3.4L/C Participations. ~~(a)~~ (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk, an undivided interest equal to such L/C Participant’s Revolving Credit Percentage in each Issuing Lender’s obligations and rights under each Letter of Credit issued by such Issuing Lender hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent for the account of such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein (and thereafter the Administrative Agent shall promptly pay to such Issuing Lender) an amount equal to such L/C Participant’s Revolving Credit Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. Each L/C Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.
(c)~~(a)~~ If any amount (a “Participation Amount”) required to be paid by any L/C Participant to an Issuing Lender pursuant to Section 3.4(b) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three Business Days after the date such payment is due, such Issuing Lender shall so notify the Administrative Agent, which shall promptly notify the L/C Participants, and each L/C Participant shall pay to the Administrative Agent, for the account of such Issuing Lender, on demand (and thereafter the Administrative Agent shall promptly pay to such Issuing Lender) an amount equal to the product of (i) such Participation Amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any Participation Amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Administrative Agent for the account of the relevant Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Administrative Agent on behalf of such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such Participation Amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Facility. A certificate of the Administrative Agent submitted on behalf of an Issuing Lender to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.
(d)~~(b)~~ Whenever, at any time after an Issuing Lender has made payment under any Letter of Credit and has received from the Administrative Agent any L/C Participant’s pro rata share of such payment in accordance with Section 3.4(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to the Administrative Agent for the account of such L/C Participant (and thereafter the Administrative Agent will promptly distribute to such L/C Participant) its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to the Administrative Agent for the account of such Issuing Lender (and thereafter the Administrative Agent shall promptly return to such Issuing Lender) the portion thereof previously distributed by such Issuing Lender.
3.5Reimbursement Obligation of the Borrower. The Issuing Lender shall notify the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender. The Borrower shall reimburse the Issuing Lender (x) on the same Business Day if demand is made by the Issuing Lender on or prior to 10:00 a.m., New York City time and (y) on the next Business Day if demand is made by the Issuing Lender after 10:00 a.m., New York City time, for the amount of (a) such draft so paid and (b) any Taxes, fees, charges or other out-of-pocket costs or expenses incurred by such Issuing Lender in connection with such payment, other than Taxes (i) based upon net income or (ii) payable pursuant to Section 2.20 (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the “Payment Amount”). Each such payment shall be made to such Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.15(a) and (ii) thereafter, Section 2.15(c). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 8(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.5 of Base Rate Loans (or, at the option of the Administrative Agent and the Swing Line Lender in their sole discretion, a borrowing pursuant to Section 2.7 of Swing Line Loans) in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans (or, if applicable, Swing Line Loans) could be made, pursuant to Section 2.5 (or, if applicable, Section 2.7), if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from the relevant Issuing Lender of such drawing under such Letter of Credit.
3.6Obligations Absolute. The Borrower’s obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person; provided, however, that nothing in this Section 3.6 shall constitute a waiver of any remedies of the Borrower in connection with the Letters of Credit. The Borrower also agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Lender. The Borrower agrees that any action taken or omitted by an Issuing Lender under or in connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower.
3.7Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the Borrower and the Administrative Agent of the date and amount thereof. The responsibility of the relevant Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit, in addition to any payment obligation expressly provided for in such Letter of Credit issued by such Issuing Lender, shall be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.
3.8Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of Sections 3 through 8 of this Agreement, the provisions of this Agreement shall apply.
SECTION 4.REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:
4.1Financial Condition.
(a) [Reserved].
(b)The audited consolidated balance sheets of the Borrower as of December 31, 2017, and the related consolidated statements of operations, members’ equity and of cash flows for the twelve month periods ended on such dates, reported on by and accompanied by a report from Deloitte & Touche LLP, copies of which have heretofore been furnished to the Administrative Agent, present fairly, in all material respects, the consolidated financial position of the Borrower and its consolidated Subsidiaries as of such dates, and the consolidated results of its operations and its consolidated cash flows for the period covered thereby. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).
4.2No Change. Since December 31, 2017 there has been no development or event that has had or would reasonably be expected to have a Material Adverse Effect.
4.3Corporate Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the limited liability company or other organizational power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign limited liability company or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification except, with respect to this clause (c), where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.4Power; Authorization; Enforceable Obligations. Each Loan Party has the limited liability company or other organizational power and authority, and the legal right, to make, deliver and perform its obligations under the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary limited liability company or other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by, any Governmental Authority or any other Person is required on the part of or in respect of any Loan Party in connection with the borrowings hereunder or the execution, delivery and performance by the Loan Parties party thereto of this Agreement or any of the other Loan Documents, except (i) such consents, authorizations, filings and notices as have been obtained or made and are in full force and effect, (ii) the Borrowing Notices and any other notices required to be delivered by the Borrower under the Loan Documents, (iii) the filings referred to in Section 4.19 and any other filings necessary to perfect the Liens and security interests under the Security Documents, (iv) ordinary course of business filing of reports with the SEC pursuant to generally applicable securities laws and (v) those consents, authorizations, filings, notices or actions, the failure of which to obtain or make, would not reasonably be expected to have a Material Adverse Effect. Each existing Loan Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.5No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents by the Loan Parties thereto, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not (i) violate any Requirement of Law of the Borrower or any of its Subsidiaries, as such may be applicable to or binding on each except, to the extent any such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (ii) constitute a default under any Contractual Obligations of the Borrower or any of its Subsidiaries, as such may be applicable to or binding on each, except to the extent such default could not reasonably be expected to result in a Material Adverse Effect, and (iii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation (other than the Liens permitted by Section 7.3).
4.6No Material Litigation. No litigation, proceeding or, to the knowledge of the Borrower, investigation, of or before any arbitrator or Governmental Authority is pending or, to the knowledge of a Responsible Officer, threatened in writing by or against the Borrower or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that would reasonably be expected to have a Material Adverse Effect.

4.7No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.
4.8Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its material real property necessary in the ordinary conduct of its business, and good title to, or a valid leasehold interest in, license of or right to use all its other material Property necessary in the ordinary conduct of its business, except (i) for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and (ii) to the extent failure to have such title or valid leasehold interest in, license of or right to use such material real property or material Property would not reasonably be expected to have a Material Adverse Effect. None of the Collateral or other material Property of the Borrower or any Subsidiary is subject to any Lien except as permitted by Section 7.3.
4.9Intellectual Property. Except as could not reasonably be expected to have a Material Adverse Effect, the Borrower and each of its Subsidiaries owns, or is licensed to use, or, to the knowledge of the Borrower, can acquire or license on reasonable terms, all Intellectual Property necessary for the conduct of its business as currently conducted. No claim that is likely to result in an adverse determination against the Borrower and, if adversely determined, would reasonably be expected to have a Material Adverse Effect has been asserted in writing and is pending against the Borrower or any of its Subsidiaries by any Person alleging an infringement by the Borrower of such Person’s Intellectual Property or the validity of the Borrower’s right to use any of such Person’s Intellectual Property, nor does the Borrower know of any valid basis for any such claim. To the knowledge of the Borrower, the use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the Intellectual Property rights of any Person in any material respect, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
4.10Taxes. The Borrower and each of its Subsidiaries has filed or caused to be filed all Federal and other material tax returns that are required to be filed by it and has paid all Taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other Taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be, or to the extent the failure to file or pay would not reasonably be expected to have a Material Adverse Effect). As of the Closing Date, no tax Lien has been filed against the Borrower or any Subsidiary or their assets that could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, no claim is being asserted, with respect to any such Tax, fee or other charge that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.
4.11Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for “purchasing” or “carrying” any “margin stock”. The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock, or extending credit for the purpose of purchasing or carrying margin stock within the meanings of each such term under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of regulations T, U or X of the Board. Following the application of the proceeds of each borrowing hereunder or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of Borrower or of Borrower and its Subsidiaries on a consolidated basis) will be margin stock. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable referred to in Regulation U.
4.12Labor Matters. There are no strikes or other labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened in writing that (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect. All payments due from the Borrower or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Borrower or the relevant Subsidiary.
4.13ERISA. Except as could not reasonably be expected, either individually or in the aggregate, to cause a Material Adverse Effect: (i) no ERISA Event has occurred or is reasonably expected to occur, (ii) each Plan has complied in all respects with the applicable provisions of ERISA and the Code, And (iii) the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity would become subject to any withdrawal liability under ERISA that would reasonably be expected to have a Material Adverse Effect if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made.
4.14Investment Company Act; Other Regulations. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.
4.15Subsidiaries. As of the Closing Date, the Borrower has no Subsidiaries.
4.16Use of Proceeds. The proceeds of the Term Loans and the Revolving Credit Loans shall be used for the purposes set forth in the recitals hereof. The proceeds of the Swing Line Loans and the Letters of Credit, shall be used for working capital and general corporate purposes.
4.17Environmental Matters. Other than exceptions to any of the following clauses (a)-(f) that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(a)The Borrower and its Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their operations or for any property owned, leased, or otherwise operated by any of them;

(iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) reasonably believe that: each of their Environmental Permits will be timely renewed and complied with; any additional Environmental Permits that are required of any of them will be timely obtained and complied with; and compliance with any Environmental Law that is applicable to any of them will be timely attained and maintained.
(b)Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by the Borrower or any of its Subsidiaries, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which would reasonably be expected to (i) give rise to liability of the Borrower or any of its Subsidiaries under any applicable Environmental Law or otherwise result in costs to the Borrower or any of its Subsidiaries, or (ii) interfere with the Borrower’s or any of its Subsidiaries’ continued operations, or (iii) impair the fair saleable value of any real property owned or leased by the Borrower or any of its Subsidiaries.
(c)There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Borrower or any of its Subsidiaries is, or to the knowledge of the Borrower or any of its Subsidiaries will be, named as a party that is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened in writing.
(d)Neither the Borrower nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party, in each case under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.
(e)Neither the Borrower nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.
(f)Neither the Borrower nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.
4.18Accuracy of Information, etc.. ~~(a)~~ (a) All material information (other than projections, general market, industry or economic data) contained in this Agreement, any other Loan Document or any other document, certificate or written statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, when taken as a whole and in light of the circumstances under which they were made, did not contain as of the date such statement, information, document or certificate was made or so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon estimates and assumptions believed by the Borrower in good faith to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact, that projections by their nature are inherently uncertain, that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein and such differences may be material.
(b)As of the Closing Date, to the knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Closing Date to any Lender in connection with this Agreement is true and correct in all material respects.
4.19Security Documents. ~~(a)~~ (a) The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of any Pledged Stock required to be pledged pursuant to the Guarantee and Collateral Agreement in which a security interest may be perfected only by possession or control (within the meanings assigned to such terms in the applicable Uniform Commercial Code), when any stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement with respect to which perfection is governed by filing of a financing statement, when financing statements in appropriate form are filed in the offices specified on Schedule 4.19(a)(i) (which financing statements have been duly completed and delivered to the Administrative Agent) and such other filings as are specified on Schedule 3 to the Guarantee and Collateral Agreement have been completed, the Guarantee and Collateral Agreement shall constitute a fully perfected security interest in (and, if applicable, Lien on), all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement) to the extent such security interest can be perfected by the filing of a financing statement pursuant to the applicable Uniform Commercial Code or by possession or control by the Administrative Agent under the applicable Uniform Commercial Code, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3, and, in the case of Pledged Stock, (i) Liens permitted by Section 7.3(s) and (ii) Liens permitted by Section 7.3(a) to the extent such Liens are prior and superior to the Liens granted under the Security Documents by operation of law). Schedule 4.19(a)(ii) lists each UCC Financing Statement on the Closing Date that (i) names any Loan Party as debtor and (ii) will remain on file after the Closing Date. Schedule 4.19(a)(iii) lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will be terminated on or prior to the Closing Date.
(b)As of the Closing Date, neither the Borrower nor any of its Subsidiaries owns any real property.
4.20Solvency. The Loan Parties, on a consolidated basis and after giving effect to the Transaction and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith are, and on each Borrowing Date thereafter will be, Solvent.
4.21Certain Documents. The Borrower has delivered to the Administrative Agent, or has filed publicly, a complete and correct copy of the ESAs, the Management Agreement and the Tax Receivable Agreement as in effect on the Closing Date, including any material amendments, supplements or modifications with respect to any of the foregoing through the Closing Date.
4.22Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions.

(a) Anti-Money Laundering Laws. Each of the Borrower and its Subsidiaries is in compliance in all material respects with applicable laws or regulations relating to money laundering or terrorism financing, including, without limitation, the Bank Secrecy Act, as amended by the PATRIOT Act.
(b) Anti-Corruption Laws. None of the Borrower or any of its Subsidiaries or any director or officer of the Borrower of any of its Subsidiaries or, to the knowledge of the Borrower, any employee, agent or Affiliate of the Borrower or any of its Subsidiaries has, in the past five (5) years, taken any action, directly or indirectly, that would constitute or give rise to a violation of applicable laws or regulations relating to corruption or bribery, including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “Anti-Corruption Laws”). The Borrower will not, directly or indirectly, use the proceeds of the Loans in any manner that would constitute or give rise to violation of Anti-Corruption Laws
(c) Sanctioned Persons. None of the Borrower or any of its Subsidiaries or any director or officer of the Borrower of any of its Subsidiaries or, to the knowledge of the Borrower, any employee, agent or Affiliate of the Borrower or any of its Subsidiaries is a Person that is, or is owned or controlled by one or more Persons that are: (i) the subject or target of any economic or financial sanctions or trade embargoes administered or enforced by the U.S. government (including the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) and the U.S. Department of State), the United Nations Security Council, the European Union, the United Kingdom (including Her Majesty’s Treasury) or other relevant governmental authority (collectively, “Sanctions”); or (ii) domiciled, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive Sanctions (as of the date hereof, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine) (each, a “Sanctioned Country”). The Borrower will not, directly or indirectly, use the proceeds of the Loans or otherwise make available such proceeds to any Person (A) to fund or facilitate any activities or business of, with or involving any Person that is the subject or target of any Sanctions (B) to fund or facilitate any activities or business in or involving any Sanctioned Country or (C) in any other manner that would constitute or give rise to violation of Sanctions by any Person, including any Lender.
4.23EEA Financial Institution. No Loan Party is an EEA Financial Institution.
SECTION 5.CONDITIONS PRECEDENT
5.1Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial extension of credit requested to be made by it hereunder is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date of the Conditions to Effectiveness set forth below:
(a)The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
(b)The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Closing Date) of Hogan Lovells US LLP, counsel for the Borrower.

(c)The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and the legal authorization of the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(d)The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.2.
(e)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced at least three (3) Business Days Prior to the date hereof, reimbursement or payment of all out of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
(f) (i) The Administrative Agent shall have received all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, to the extent requested in writing of the Borrower at least 10 Business Days prior to the Closing Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, any Lender that has requested, in a written notice to the Borrower at least 10 Business Days prior to the Closing Date, a Beneficial Ownership Certification in relation to the Borrower, shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery of such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).
5.2Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it hereunder on any date (including, without limitation, its initial extension of credit on the Closing Date, but excluding extensions of credit with respect to New Incremental Loans) is subject to the satisfaction of the following conditions precedent, subject, in the case of any Loan in connection with a Limited Condition Transaction, to the provisions of Section 2.25(f):
(a)Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of such date as if made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) as of such earlier date.
(b)No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.
Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied.

5.3Conditions to New Incremental Loans. The agreement of each New Incremental Loan Lender to provide the New Incremental Loans is subject solely to the conditions set forth below:
(a)Borrowing Notice. The Borrower shall have delivered to the Administrative Agent a borrowing notice setting forth the location and number of the Borrower’s account to which funds are to be disbursed (which the parties hereto agree was delivered prior Amendment No. 2 Effective Date).
(b)No Event of Default. No Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.
(c)Fees. The Borrower shall have paid on the New Incremental Loan Funding Date, in full in cash all reasonable out-of-pocket fees and expenses payable to Gibson, Dunn & Crutcher LLP, in connection with the syndication, negotiation, documentation and execution and delivery of Amendment No. 2 (in each case, to the extent invoiced on or prior to March 5, 2021).
The borrowing of the New Incremental Loans shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of such date as if made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) as of such earlier date.
SECTION 6.AFFIRMATIVE COVENANTS
The Borrower hereby agrees that, until the Obligations have been Discharged in Full, the Borrower shall and shall cause each of its Subsidiaries to:
6.1Financial Statements. Furnish to the Administrative Agent (for distribution to each Lender):
(a)as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income and of cash flows for such fiscal year, setting forth in each case in comparative form the figures as of the end of and for the previous fiscal year (provided that no such comparative information shall be required for the audited financial statements delivered for the fiscal year ending December 2018), reported on without a “going concern” or like qualification or exception (except in respect of the financial statements delivered (or to be delivered) for the fiscal ~~year~~years ended (on or around) December 31, 2020 and December 31, 2021, and except for a going concern qualification arising solely from the current scheduled maturity of the Loans occurring within one year from the time such opinion is delivered), or qualification arising out of the scope of the audit, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing; provided, that such financial statements and reports set forth in this Section 6.1(a) shall be deemed to be delivered upon the filing with the SEC of the Borrower’s or Holding’s, as applicable, form 10-K for the relevant fiscal year; and
(b)as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year (provided that no such comparative information shall be required for the financial statements delivered for any fiscal quarter in the fiscal year ending December 2018), certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes); provided, that such financial statements and reports set forth in this Section 6.1(b) shall be deemed to be delivered upon the filing with the SEC of the Borrower’s or Holding’s, as applicable, form 10-Q for the relevant fiscal year;
all such financial statements shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).
6.2Certificates; Other Information. Furnish to the Administrative Agent (for distribution to each Lender), or, in the case of clause (e), to the relevant Lender:
(a)concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, (x) such financial statements fairly present in all material respects the financial position, results of operations and cash flows of the Borrower and its consolidated Subsidiaries in accordance with GAAP applied consistently throughout the periods reflected therein (except for the absence of footnotes and subject to year-end audit adjustments) and (y) that such Responsible Officer has obtained no knowledge of any Default or Event of Default that has occurred and is continuing except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, a Compliance Certificate containing all information and calculations necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of Section 7.1 of this Agreement as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be;
(b)as soon as available, and in any event no later than 60 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow and projected income and a description of the underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based upon assumptions which, in light of the circumstances under which they were made, are believed by the Borrower in good faith to be reasonable at the time made (it being understood that such projections by their nature are inherently uncertain and that actual results may differ from the projected results by a material amount);
(c)within 60 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower and within 120 days after the end of the fourth quarterly period of each fiscal year of the Borrower, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year (provided that no such comparative information shall be required for any Projections covering the fiscal year ending December 2018 or any fiscal quarter in the fiscal year ending December 2018); provided that the information required pursuant to this clause (c) shall be deemed to have been delivered to the Administrative Agent on the date on which the Borrower or Holdings, as applicable, files reports containing such information with the SEC;
(d)within five Business Days after the same are sent, copies of all financial statements and reports that the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five Business Days after the same are filed, copies of all financial statements and reports that the Borrower may make to, or file with, the SEC and not otherwise required to be delivered to the Administrative Agent hereunder;
(e)promptly, such additional financial and other information as any Lender may from time to time reasonably request; provided that in no event shall the Borrower or any Subsidiary be required to provide any documentation subject to attorney-client privilege, work product doctrine or other applicable legal privileges;
(f)promptly after the end of each fiscal month (commencing with the first fiscal month ending after the Amendment No. 2 Effective Date), the Monthly Reporting Package for such fiscal month, which shall be posted solely to the “private” side of the Platform; and
(g)no later than three days following the last day of each fiscal month of the Borrower, until and including the ~~Q3~~Q4 End Date, a certificate of a Responsible Officer certifying as to compliance with the Minimum Liquidity Requirement and specifying the amount of Available Revolving Credit Commitments and Unrestricted Cash on hand that is held in ~~an~~ Approved Deposit ~~Account~~Accounts (which, subject to the Deposit Account Grace Period, shall be subject to ~~a~~ Control ~~Agreement~~Agreements), in each case as of the date of the last day of such fiscal month for which such certificate is being delivered.
6.3Payment of Obligations. To the extent not otherwise prohibited hereunder or prohibited by the subordination or intercreditor provisions thereof, pay, discharge or otherwise satisfy at or before maturity or, if later, before they become delinquent, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be, or to the extent failure to pay, discharge or satisfy such obligations would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
6.4Conduct of Business and Maintenance of Existence; Compliance. ~~(a)~~(a) (i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Requirements of Law applicable to it or to its business or Property (including, without limitation, the PATRIOT Act, OFAC and Anti-Corruption Laws), except to the extent that failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
6.5Maintenance of Property; Insurance.

(a) Except as could not reasonably be expected to have a Material Adverse Effect, keep all Property and systems necessary in its business in good working order and condition, ordinary wear and tear and casualty events excepted;
(b) maintain with financially sound and reputable insurance companies insurance on all its material Property in at least such amounts and against at least such risks (but including in any event to the extent obtainable on commercially reasonable terms public liability, product liability and business interruption) as the Borrower deems adequate for its business in its reasonable business judgment; and (c) with respect to each property subject to a Mortgage that is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” with respect to which flood insurance has been made available under Flood Insurance Laws, the applicable Loan Party (i) has obtained and will maintain, with financially sound and reputable insurance companies (except to the extent that any insurance company insuring the property subject to Mortgage of the Loan Party ceases to be financially sound and reputable after the Closing Date, in which case, the applicable Loan Party shall promptly replace such insurance company with a financially sound and reputable insurance company), such flood insurance in such reasonable total amount as the Administrative Agent and the Lenders may from time to time reasonably require, and otherwise sufficient to comply in all material respects with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) promptly upon request of the Administrative Agent or any Lender, will deliver to the Administrative Agent or such Lender, as applicable, evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent or such Lender, including, without limitation, evidence of annual renewals of such insurance.
6.6Inspection of Property; Books and Records; Discussions. ~~(a)~~ (a) Keep proper books of records and account in which full, true and correct (in all material respects) entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of the Administrative Agent or any Lender, at reasonable times during its business hours at reasonable intervals and upon reasonable advance notice, to (i) visit and inspect any of its properties, (ii) examine and make abstracts from any of its books and records and (iii) to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers of the Borrower and its Subsidiaries and with its independent certified public accountants; provided that (x) so long as no Event of Default has occurred and is continuing, only the Administrative Agent as representative of the Lenders may exercise rights of the Administrative Agent and the Lenders pursuant to this Section 6.6 and the Administrative Agent shall not exercise such rights more often than one time during any calendar year each of which shall be at the expense of the Administrative Agent and the Lenders and (y) at any time when an Event of Default has occurred and is continuing, the Administrative Agent or any Lender (or any of their respective representatives) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. In no event shall the Borrower or any Subsidiary be required to discuss, provide or otherwise make available for review, examination or inspection or copying any documentation subject to attorney-client privilege or work product doctrine.
6.7Notices. Promptly give notice to the Administrative Agent (to be distributed by the Administrative Agent to each Lender):

(a)within five Business Days after a Responsible Officer of the Borrower knows of the occurrence of any Default or Event of Default that has not been cured within such five Business Day period;
(b)within five Business Days after a Responsible Officer of the Borrower knows of any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect;
(c)within five Business Days after a Responsible Officer of the Borrower knows of any litigation or proceeding affecting the Borrower or any of its Subsidiaries, which (i) if adversely determined would reasonably be expected to have a Material Adverse Effect or (ii) relates to any Loan Document;
(d)the following events to the extent such events could reasonably be expected to have a Material Adverse Effect, as soon as possible and in any event within 30 days after a Responsible Officer of the Borrower knows thereof (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;
(e)(i) within five Business Days after a Responsible Officer of the Borrower knows of any development, event or condition that has had a Material Adverse Effect and (ii) within five Business Days after a determination by a Responsible Officer that a development, event or condition has occurred that would reasonably be expected to have a Material Adverse Effect; and
(f)within five Business Days after a Responsible Officer of the Borrower knows of any change in the information provided in the Beneficial Ownership Certification delivered to any Lender that would result in a change to the list of beneficial owners identified in such certification.
Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.
6.8Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply with, and use commercially reasonable efforts to cause compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws, (b) obtain, comply with and maintain, and use commercially reasonable efforts to ensure that all tenants and subtenants obtain, comply with and maintain, any and all applicable Environmental Permits, and (c) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions, required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

6.9[Reserved].
6.10Additional Collateral, Further Assurances, etc.
(a)With respect to any fee interest in any Material Real Estate acquired after the Closing Date by the Borrower or any Subsidiary Guarantor (other than any such real property owned by any Foreign Subsidiary or subject to a Lien expressly permitted by Section 7.3(g)), promptly notify the Administrative Agent thereof, and, if reasonably requested by the Administrative Agent or the Required Lenders, within 120 days of such request (or such longer period as the Administrative Agent shall permit in its sole discretion): (i) execute and deliver a Mortgage in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property, in each case prior and superior in right to any other Person (except Liens permitted by Section 7.3), (ii) if reasonably requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor’s certificate and (y) any consents or estoppels reasonably deemed necessary by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, the Administrative Agent shall not enter into any Mortgage in respect of any real property acquired by the Borrower or any other Loan Party after the Closing Date until the date that is 45 days after the Administrative Agent has delivered to the Lenders (which may be delivered electronically) the following documents in respect of such real property: (i) completed “Life of Loan” Federal Emergency Management Agency standard flood hazard determination(s) with respect to such real property and related documents with respect to such real property reasonably requested by any Lender; (ii) if such real property is located in a “special flood hazard area”, a notification to each Borrower (and applicable Loan Party) of that fact and notification to each Borrower (and applicable Loan Party) stating whether flood insurance coverage is available, and evidence that each Borrower (or other Loan Party) to which a notice was sent, has signed and returned the notice; and (iii) if such notice is required to be provided to the Borrower (or applicable Loan Party) and flood insurance is available in the community in which such real property is located, a copy of the policy, or declaration evidencing such required flood insurance in an amount and with terms required by the Flood Insurance Laws.
(b)With respect to any new Material Subsidiary created or acquired after the Amendment No. 2 Effective Date, by the Borrower or any of its Subsidiaries (or, from and after the Amendment No. 2 Effective Date, if a Subsidiary that has previously been created or acquired becomes a Material Subsidiary), promptly (and in any event within 45 days or such longer period as the Administrative Agent shall permit in its sole discretion (such longer period not to exceed 30 days)): (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by the Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates, if any, representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary to grant to the Administrative Agent for the benefit of the Secured Parties a perfected security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3, and, in the case of Pledged Stock, (i) Liens permitted by Section 7.3(s) and (ii) Liens permitted by Section 7.3(a) to the extent such Liens are prior and superior to the Liens granted under the Security Documents by operation of law), including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent, and (iv) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.
(c)From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement relating to the Collateral and the provisions of the Security Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Borrower or any Subsidiary which may be deemed to be part of the Collateral), in each case, to the extent required pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from the Borrower or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization. In addition, the Borrower agrees promptly to provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.
Notwithstanding anything to the contrary in this Section 6.10 or in any other Loan Document, (i) the Administrative Agent shall not require the taking of a Lien on, or require the perfection of any Lien granted in, those assets as to which the cost of obtaining or perfecting such Lien (including any mortgage, stamp, intangibles or other tax or expenses relating to such Lien) is excessive in relation to the benefit to the Lenders of the security afforded thereby as reasonably determined by the Borrower and the Administrative Agent as directed by the Required Lenders, (ii) no landlord, lien waiver, bailee, customs broker or other similar agreements will be required unless required by the Required Lenders after the occurrence of a Default, (iii) the Loan Parties shall not be required to take any action or incur any costs with respect to any real property constituting a leasehold property and (iv) the Loan Parties shall not be required, nor shall the Administrative Agent be authorized, to send notices to insurers, account debtors or other contractual third parties prior to the occurrence and continuance of an Event of Default.
Other than Liens that may be created or perfected by (A) entry into Control Agreements to the extent otherwise required pursuant to the terms of this Agreement, (B) recording of mortgages against real property and fixtures with respect to any Material Real Estate Assets, (C) the filing of appropriate UCC financing statements, (D) the filing of documents effecting the recordation of security interests in the United States Copyright Office or United States Patent and Trademark Office with regard to United States intellectual property rights as expressly required by the Loan Documents, (E) delivery to the Administrative Agent to be held in its possession of Collateral consisting of intercompany notes, stock certificates of the Borrower and other Subsidiaries and other instruments required to be delivered hereunder or in any other Loan Document and (F) filing of UCC financing statements, the failure by the Loan Parties to create or perfect a Lien otherwise required to be created or perfected under the Loan Documents on any assets having an aggregate value not in excess of $500,000 at any time shall not constitute a Default or Event of Default.
6.11Approved Deposit Accounts; Control Agreements.
(a) Set forth on Schedule 6.11 is a list of each deposit account and securities account of each Loan Party or its Subsidiaries as of the Amendment No. ~~2~~3 Effective Date. The Loan Parties shall promptly following the Amendment No. ~~2~~3 Effective Date (but in no event later than 30 days thereafter), deposit all available cash (that is not deposited in an Excluded Account) in ~~a~~ deposit ~~account~~accounts or securities accounts maintained by any of the Loan Parties with an Approved Deposit Bank (each an “Approved Deposit Account”).
(b) (I) Within (i) 45 days of the Amendment No. ~~2~~3 Effective Date (with respect to deposit accounts or securities accounts of the Loan Parties in existence on such date (other than Excluded Accounts)) or (ii) ten Business Days of establishing a deposit account or securities account (with respect to deposit accounts or securities accounts of the Loan Parties established after the Amendment No. ~~2~~3 Effective Date (other than Excluded Accounts)) (in each case of clauses (i) and/or (ii), or such longer period as the ~~Administrative Agent~~Required Lenders may agree in ~~its reasonable~~their sole discretion ~~(such longer period not to exceed 30 days~~)~~)~~  (the “Deposit Account Grace Period”), the applicable Loan Party maintaining such deposit account or securities account (other than an Excluded Account) shall (i) until the ~~Q3~~Q4 End Date, ensure that all such deposit accounts and securities accounts are held at an Approved Deposit Bank and (ii) enter into a Control Agreement ~~that is reasonably satisfactory to the Administrative Agent~~ establishing the Collateral Agent’s “springing” Control (as defined in the UCC) of such deposit account and/or securities account). If any Excluded Account shall no longer be an Excluded Account after the Amendment No. 3 Effective Date, clause (ii) shall apply, mutatis mutandis, from the date such account is no longer an Excluded Account (subject to the extension mechanic above). For the avoidance of doubt, clause (i) shall apply to the account into which the loan proceeds under the Revolving Credit Agreement are to be funded on the Amendment No. 3 Effective Date.
(II) The Borrower shall use commercially reasonably efforts to cause the Existing Vectra Accounts (that are not Excluded Accounts) to be replaced with accounts at another Approved Deposit Bank within 60 days of the Amendment No. 3 Effective Date (or such later date as the Administrative Agent may agree in its discretion); provided that it is understood and agreed that in no event shall the Borrower or any other Loan Party be deemed to be in breach of this Section 6.11(b)(II) (or any other provisions of this Agreement) if the Borrower’s or such other Loan Party’s failure to replace such accounts or otherwise comply with this Section 6.11(b)(II) is a result of any delay, non-performance or unreasonable conditioning by any Approved Deposit Bank for whatever reason.
(c) On or after January 1, 2023, the Borrower may deliver a written certificate to the Administrative Agent certifying that no Default or Event of Default exists as of the date of such certificate and that the Borrower has been in compliance with the financial covenants in

Section 7.1 for two consecutive fiscal quarters. After receipt of such certificate, the Administrative Agent shall, at the Borrower’s sole expense, promptly execute any agreements, notices, or releases prepared by the Borrower and reasonably necessary to evidence the termination of any Control Agreements. On and after the date of delivery of such certificate, the Loan Parties shall no longer be required to comply with the provisions of Sections 6.11(a) and (b).
6.12Ratings
. No later than 15 Business Days following the Amendment No. 2 Effective Date, the Borrower shall have used commercially reasonable efforts to obtain, and to thereafter use commercially reasonable efforts to maintain, a public corporate credit rating and corporate family rating (but, in each case, not to obtain a particular rating) from Moody’s and S&P in respect of the Borrower.
6.13Conference Calls
. Following the Amendment No. 2 Effective Date, until and including the ~~Q3~~Q4 End Date, the Borrower shall hold one (1) conference call or teleconference per fiscal month (which may be attended solely by Lenders, the Administrative Agent and, at their sole expense (which shall not be subject to any reimbursement or indemnity hereunder), their advisors) at a time (which shall be on a Business Day during customary business hours) selected by the Company (on reasonable notice to the Administrative Agent, who shall forward such notice to the Platform), to review the financial results of the Borrower and its Subsidiaries for such period; provided that after the ~~Q3~~Q4 End Date, such conference call or teleconference shall be required to be held no more than one (1) time per fiscal quarter, and shall only be required to be held to the extent requested by the Administrative Agent (acting at the direction of the Required Lenders).
6.14~~6.14~~ No “Unrestricted Subsidiaries~~.~~”
. The parties hereto agree that no provision hereof or any other Loan Document may be amended or added to allow for the designation of an “Unrestricted Subsidiary” and/or incorporate necessary corresponding changes throughout this Agreement to effectuate the addition of such concept without the consent of all Lenders.
6.15Cash Disbursements. Except as otherwise agreed by the Supermajority Revolving Credit Facility Lenders, from and after January 11, 2022, the Borrower shall fund, either directly or indirectly, its operating disbursements with the proceeds of the revolving loans under the Revolving Credit Facility until such proceeds are applied in full; provided that notwithstanding anything to the contrary in this Section 6.15, until such revolving loan proceeds are applied in full, the Borrower shall be permitted to make payments in respect of its operating disbursements in the ordinary course of business with other sources of cash in an amount not to exceed $12,500,000; provided, further, that unless in connection with the payment of any operating disbursement with such revolving loan proceeds, the Borrower shall use commercially reasonable efforts to deposit or hold such revolving loan proceeds in a separate account. For the avoidance of doubt, the Supermajority Revolving Credit Facility Lenders may waive or amend the requirements of this Section 6.15 with the written consent of the Borrower and without the consent of any other Person or Lender.

SECTION 7.NEGATIVE COVENANTS
The Borrower hereby agrees that, until the Obligations have been Discharged in Full, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
7.1Financial Condition Covenant.
(a)With respect to the Term Loan Facility and the Revolving Credit Facility, as of the last day of each fiscal quarter of the Borrower (commencing with the fiscal quarter ending on or about ~~September 29~~March 30, ~~2022~~2023), permit the Consolidated Total Leverage Ratio as of (i) the last day of the fiscal quarter ending on or about ~~September 29, 2022~~March 30, 2023 to exceed ~~6.75~~9.25 to 1.00 ~~and~~, (ii) the last day of the fiscal quarter ending on or about June 29, 2023 to exceed 8.50 to 1.00, (iii) the last day of the fiscal quarter ending on or about September 28, 2023 to exceed 8.00 to 1.00 and (iv) the last day of the fiscal quarter ending on or about December ~~31~~28, ~~2022~~2023 and each fiscal quarter ending thereafter to exceed 6.25 to 1.00.
(b)With respect to the Revolving Credit Facility only, as of the last day of each fiscal quarter of the Borrower (commencing with the fiscal quarter ending on or about ~~September 29~~March 30, ~~2022~~2023), permit the Consolidated Net Senior Secured Leverage Ratio as of (i) the last day of the fiscal quarter ending on or about ~~September 29, 2022~~March 30, 2023 to exceed ~~5.50~~7.25 to 1.00 ~~and~~, (ii) the last day of the fiscal quarter ending on or about June 29, 2023 to exceed 6.50 to 1.00, (iii) the last day of the fiscal quarter ending on or about September 28, 2023 to exceed 6.00 to 1.00 and (iv) the last day of the fiscal quarter ending on or about December ~~31~~28, ~~2022~~2023 and each fiscal quarter ending thereafter to exceed 4.50 to 1.00, in each case, to be tested in respect of any such fiscal quarter only if there remains any outstanding Revolving Credit Loans as of the last day of such fiscal quarter.
Notwithstanding the foregoing, failure to comply with any of the financial covenants set forth above shall be automatically and without any further action of the parties hereto waived for those periods from (and including) the quarter ended on or about June 30, 2020 through and including the quarter ending on or about ~~June 30~~December 31, 2022 (such period, the “Covenant Holiday Period”), and no non-compliance or potential non-compliance under clauses (a) or (b) of this Section 7.1 (or notices required in connection therewith) during (or with respect to) the Covenant Holiday Period shall be a Default or Event of Default hereunder. For the avoidance of doubt, the provisions of Section 7.1 of this Agreement prior to giving effect to Amendment No. ~~2~~3 are no longer in effect.
7.2Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:
(a)Indebtedness of any Loan Party pursuant to any Loan Document;
(b)Indebtedness (i) of the Borrower to any Subsidiary, (ii) of any Subsidiary Guarantor to the Borrower or any other Subsidiary, (iii) of any Subsidiary to the Borrower or any Subsidiary Guarantor (so long as such extension of credit was a permitted Investment) or (iv) of any Subsidiary that is not a Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor; provided that any such Indebtedness owing to a Subsidiary that is not a Loan Party is subordinated in right of payment to the Obligations pursuant to customary subordination terms in form and substance reasonably acceptable to the Administrative Agent; provided, further, that any subsequent issuance or transfer of any Capital Stock (or any other event) which results in any such Subsidiary ceasing to be a Subsidiary or any other subsequent transfer of any such

Indebtedness (except to another Borrower or another Subsidiary) shall be deemed, in each case to be an incurrence of such Indebtedness not permitted by this clause (b);
(c)Indebtedness (including, without limitation, Capital Lease Obligations) (A) secured by Liens permitted by Section 7.3(g) in an aggregate principal amount not to exceed $15,000,000 (of which an aggregate principal amount of up to $7,500,000 may be incurred by Subsidiaries that are not Loan Parties and outstanding with respect thereto at any time) (provided, that from the Amendment No. 2 Effective Date until and including the ~~Q3~~Q4 End Date, the amount that may be incurred during such period is reduced to an aggregate principal amount of up to $7,500,000 in respect of the Loan Parties and an aggregate principal amount of up to $5,000,000 in respect of Subsidiaries that are not Loan Parties), in each case at any one time outstanding, and (B) Permitted Refinancings in respect of Indebtedness under clause (A);
(d)Indebtedness of the Loan Parties under (i) the Revolving Credit Agreement in an aggregate outstanding principal amount not to exceed $50,000,000 at any time, (ii) the Senior Secured 2028 Notes, (iii) the Senior Unsecured Notes and (iv) any other Indebtedness outstanding on the Amendment No. 2 Effective Date and described on Schedule 7.2(d) (updated as of the Amendment No. 2 Effective Date), and any Permitted Refinancing or extensions thereof;
(e)Guarantee Obligations (i) by the Borrower or any of its Subsidiaries of obligations of the Borrower or any Subsidiary; provided that to the extent such Guarantee Obligations are in respect of Indebtedness, such Indebtedness is otherwise permitted hereunder; provided, further, that any such Guarantee Obligations by a Loan Party of Indebtedness of a Subsidiary that is not a Loan Party are subordinated in right of payment to the Obligations pursuant to customary subordination terms in form and substance reasonably acceptable to the Administrative Agent; and provided, further, that any subsequent issuance or transfer of any Capital Stock (or other event) which results in any such non-Loan Party ceasing to be a Subsidiary or any other subsequent transfer of any such Indebtedness (except to another Borrower or another Subsidiary) shall be deemed, in each case to be an incurrence of Guarantee Obligations in respect of such Indebtedness not permitted by this clause (e) and (ii) arising out of the Employment Agreements;
(f)Indebtedness of the Borrower or any Subsidiary in respect of (i) worker’s compensation claims, unemployment insurance and other social security benefits and (ii) performance bonds, surety bonds, completion guarantees and similar obligations provided by the Borrower or any Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case, in the ordinary course of business;
(g)Indebtedness consisting of deferred payment obligations resulting from the adjudication or settlement of any litigation or from an arbitration or mediation award or settlement, in any case involving the Borrower or any Subsidiary so long as such judgment or settlement would not constitute an Event of Default under Section 8 of this Agreement;
(h)Indebtedness incurred in connection with the financing of insurance premiums in the ordinary course of business;
(i)Indebtedness resulting from the endorsement of negotiable instruments in the ordinary course of business or arising from honoring of a check, draft or similar instrument presented by the Borrower or any Subsidiary in the ordinary course of business against insufficient funds;

(j)Indebtedness representing deferred compensation to employees of the Borrower and its Subsidiaries incurred in the ordinary course of business;
(k)Indebtedness incurred by the Borrower or any of its Subsidiaries constituting reimbursement obligations with respect to letters of credit, bankers’ acceptances, bank guarantees, warehouse receipts or similar facilities issued or entered into in the ordinary course of business, including letters of credit in respect of workers’ compensation claims, performance or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims, performance or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance;
(l)Indebtedness in respect of the Tax Receivable Agreement;
(m)Indebtedness of the Borrower or any of its Subsidiaries assumed in connection with any Permitted Acquisition (permitted pursuant to Section 7.8(l)) and Permitted Refinancings in respect thereof (to the extent not prohibited by Section 7.7); provided, however, that such Indebtedness is not incurred in contemplation of such Permitted Acquisition;
(n)additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate outstanding principal amount not to exceed $40,000,000 at any one time (of which an aggregate outstanding principal amount not to exceed $15,000,000 may be outstanding with respect to Subsidiaries that are not Loan Parties (from time to time));
(o)(i) after the ~~Q3~~Q4 End Date, unsecured Indebtedness of the Borrower (“Permitted Unsecured Indebtedness”); provided that (A) such Permitted Unsecured Indebtedness (1) will not mature prior to the date which is at least six months after the Latest Term Loan Maturity Date at such time of incurrence and (2) has no scheduled amortization or payments of principal prior to the Latest Term Loan Maturity Date at such time of incurrence (except customary asset sales or change of control offers or similar provisions or AHYDO payments, in each case that could result in prepayments) and (B) (1) both immediately prior to and after giving effect thereto, no Default or Event of Default shall exist or result therefrom and (2) after giving effect to the incurrence or issuance of such Indebtedness on the date thereof, the Consolidated Total Leverage Ratio of the Borrower and its Subsidiaries on such date shall not exceed 5.50 to 1.00, (ii) Guarantee Obligations of any Subsidiary Guarantor in respect of such Indebtedness of the Borrower and (iii) Permitted Refinancings in respect thereof;
(p)after the ~~Q3~~Q4 End Date, (i) additional Indebtedness of the Borrower; provided that (A) such additional Indebtedness (1) will not mature prior to the date which is at least six months after the Latest Term Loan Maturity Date at such time of incurrence, (2) has no scheduled amortization or payments of principal prior to the Latest Term Loan Maturity Date at such time of incurrence (except customary asset sales or change of control offers or similar provisions or AHYDO payments, in each case that could result in prepayments) and (3) the terms thereof (other than with respect to pricing, premiums, optional prepayment or redemption terms and maturity), taken as a whole, are not more favorable to the holders thereof than those applicable to the holders of Senior Secured 2028 Notes and (B) (1) both immediately prior to and after giving effect thereto, no Default or Event of Default shall exist or result therefrom and (2) after giving effect to the incurrence or issuance of such additional Indebtedness on the date thereof, the Consolidated Net Senior Secured Leverage Ratio of the Borrower and its Subsidiaries on such date shall not exceed 3.85 to 1.00, (ii) Guarantee Obligations of any

Subsidiary Guarantor in respect of such Indebtedness of the Borrower and (iii) Permitted Refinancings in respect thereof;
(q)Replacement Term Loans, Replacement Revolving Facilities and Refinancing Notes, and, in each case, Permitted Refinancings in respect thereof; and
(r)Indebtedness in the form of purchase price adjustments (including in respect of working capital), earnouts, deferred compensation, indemnification or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with any Permitted Acquisition or other Investments permitted hereunder or Dispositions permitted hereunder;
provided that, from the Amendment No. 2 Effective Date until the ~~Q3~~Q4 End Date, the exceptions in clauses (a) through (r) above, shall not apply to any Subsidiary of the Borrower that is not a Loan Party (other than any Subsidiary that is a Bona Fide Joint Venture, subject to an aggregate principal amount outstanding at any one time of $25,000,000 for the exceptions in clauses (m) and (n) taken together).
For purposes of determining compliance with this Section 7.2, in the event that an item of Indebtedness (or any portion thereof) at any time, whether at the time of incurrence or upon the application of all or a portion of the proceeds thereof or subsequently, meets the criteria of more than one of the categories above, the Borrower may, in its sole discretion, divide or classify, and may subsequently re-divide and reclassify, such item of Indebtedness (or any portion thereof) in any matter that complies with this covenant and will only be required to include the amount and type of such Indebtedness in one of the above clauses. The Borrower is entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in Section 7.2. The principal amount of Indebtedness outstanding under any clause of this Section 7.2 will be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness.
7.3Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:
(a)Liens for Taxes, assessments or other governmental charges not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;
(b)carriers’, warehousemen’s, mechanics’, landlord’s, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business in respect of obligations that are not overdue for a period of more than 60 days or that are being contested in good faith by appropriate proceedings;
(c)pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;
(d)deposits to secure the performance of bids, trade contracts (other than for borrowed money), obligations for utilities, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(e)easements, rights-of-way, restrictions, defects and irregularities in title and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;
(f)(i) Liens securing the Indebtedness under the Revolving Credit Agreement permitted under Section 7.2(d)(i), (ii) Liens in existence on the Amendment No. 2 ~~Closing~~Effective Date and listed on Schedule 7.3(f) (updated as of the Amendment No. 2 ~~Closing~~Effective Date) securing Indebtedness permitted by Section 7.2(d)(ii)-(iv), and any replacements of such Liens described in clauses (i) and (ii) in connection with any Permitted Refinancing of such Indebtedness permitted by such Section; provided that (i) no such Lien is spread to cover any additional Property after the Amendment No. 2 Effective Date (other than (1)(A) proceeds or products thereof and (B) after-acquired property subject to such initial granting of such Lien and (2) in connection with Indebtedness permitted pursuant to Section 7.2, to the extent the applicable assets are also pledged as collateral for the Obligations on a pari passu basis (including with respect to the Revolving Credit Agreement and the Senior Secured 2028 Notes (and any Permitted Refinancings thereof)), (ii) no such Indebtedness secured by Collateral shall be secured on a basis senior to the Liens securing the Obligations, and (iii) the amount of Indebtedness secured thereby is not increased (other than accrual of interest, fees and costs in accordance with the terms thereof and as otherwise permitted in connection with a Permitted Refinancing thereof);
(g)Liens securing Indebtedness, including Permitted Refinancings thereof, of the Borrower or any Subsidiary incurred pursuant to Section 7.2(c) to finance the acquisition, construction, repair, replacement or improvement of fixed or capital assets, provided that (i)  such Liens do not at any time encumber any Property (other than any improvements, proceeds, additions or accessions with respect thereto) other than the Property financed by such Indebtedness, (ii) the amount of Indebtedness secured thereby is not increased (other than to the extent of accrued interest, fees, premiums, if any, and financing costs in accordance with the terms thereof) and (iii) the amount of Indebtedness initially secured thereby (excluding fees and costs in accordance with the terms thereof) is not more than 100% of the price or cost of such acquisition, construction, repair, replacement or improvement of such fixed or capital asset;
(h)Liens created pursuant to the Security Documents;
(i)any interest or title of a lessor under any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased;
(j)licenses or sublicenses with respect to the assets or properties of the Borrower or any Subsidiary, in each case, entered into in the ordinary course of business;
(k)Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Borrower and its Subsidiaries in the ordinary course of business;
(l)Liens (i) of a collection bank arising under Section 4210 of the Uniform Commercial Code on items in the ordinary course of collection and (ii) encumbering deposits relating to banker’s liens, rights of set-off or similar rights and remedies and which are within the general parameters customary in the banking industry;

(m)Liens with respect to judgments or awards that do not result in or constitute an Event of Default under Section 8;
(n)Liens existing on Property at the time of its acquisition or existing on the Property of any Person at the time such Person becomes a Subsidiary, in each case after the Closing Date and securing Indebtedness permitted under Section 7.2, including Permitted Refinancings thereof; provided that, (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Subsidiary and (ii) such Lien does not extend to or cover any other assets or Property (other than (A) proceeds or products thereof and (B) after-acquired property subject to a Lien securing Indebtedness incurred prior to such time and which Indebtedness is permitted hereunder the terms of which require, at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any Property to which such requirement would not have applied but for such acquisition);
(o)Liens securing insurance premium financing arrangements entered into in the ordinary course of business;
(p)Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted under Section 7.8 to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.5, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;
(q)contractual rights of netting, offset and setoff incurred in the ordinary course of business, including such rights represented by Hedge Agreements;
(r)Liens not otherwise permitted by this Section 7.3 so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed $40,000,000 (and such Liens may not secure obligations of Subsidiaries that are not Loan Parties in an aggregate outstanding principal amount exceeding $15,000,000 at any one time outstanding); provided, however, if such Liens are on Collateral (except with respect to Liens securing purchase money indebtedness or Capital Lease Obligations permitted to be outstanding on the Amendment No. 2 Effective Date or under Section 7.2(c)), such Liens may not be senior or pari passu to the Liens securing the Obligations on the Collateral;
(s)Liens on the Collateral securing the Indebtedness permitted by Section 7.2(p) or Section 7.2(q); provided that such Liens shall be subject to the Intercreditor Agreement; provided, further, that, (i) solely with respect to Section 7.2(p), such Liens may not be senior or pari passu to the Liens securing the Obligations, and (ii) solely with respect to Section 7.2(q), such Liens may not be senior to the Liens securing the Obligations;
(t)Liens in connection with the sale or transfer of any Capital Stock or other assets in a transaction permitted hereunder, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;
(u)in the case of (i) any Subsidiary that is not a wholly-owned Subsidiary or (ii) the Capital Stock in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Capital Stock in such Subsidiary or such other Person set forth in the Organizational Documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement; and

(v)Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement for a Permitted Acquisition or other transaction permitted hereunder;
provided that, from the Amendment No. 2 Effective Date until the ~~Q3~~Q4 End Date, the exceptions in clauses (a) through (v) above, shall not apply to the incurrence of any Lien by any Subsidiary of the Borrower that is not a Loan Party (other than any Subsidiary that is a Bona Fide Joint Venture, subject to an aggregate amount of $25,000,000 for the exceptions in clauses (n) and (r) taken together).
7.4Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:
(a)any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Subsidiary Guarantor; provided that (i) the Subsidiary Guarantor shall be the continuing or surviving corporation or (ii) simultaneously with such transaction, the continuing or surviving corporation shall become a Subsidiary Guarantor and the Borrower shall comply with Section 6.10 in connection therewith;
(b)(i) any Subsidiary of the Borrower may Dispose of any or all of its Property (upon voluntary liquidation or otherwise) or business to the Borrower or any Subsidiary Guarantor, and (ii) any Subsidiary that is not a Subsidiary Guarantor may Dispose of any or all of its Property (upon voluntary liquidation or otherwise) or business to any other Subsidiary that is not a Subsidiary Guarantor;
(c)so long as no Default or Event of Default exists or would result therefrom, any Subsidiary may merge with any other Person in order to effect an Investment otherwise permitted pursuant to Section 7.8; provided that (i) if such Subsidiary is a Subsidiary Guarantor, the Subsidiary Guarantor shall be the continuing or surviving corporation, or (ii) the continuing or surviving corporation shall, or will within the times specified therein, have complied with the requirements of Section 6.10; and
(d)any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders (provided that in the case of a liquidation or dissolution of a Subsidiary Guarantor, the assets thereof are transferred to another Loan Party or otherwise subject to Investment in accordance with Section 7.8).
7.5Limitation on Disposition of Property. Dispose of any of its Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except:
(a)the Disposition of obsolete or worn out Property (including the abandonment of Intellectual Property) in the ordinary course of business or other assets or Property not practically usable in the business of the Borrower or the applicable Subsidiary;

(b)the sale or other Disposition of inventory (including advertising, lobby promotions, CineMeetings, sponsorships and digital programming inventory) in the ordinary course of business;
(c)(i) Dispositions permitted by Section 7.4(a), (b) or (d) and (ii) Dispositions by the Borrower of its Property (but not all or substantially all of its Property) to any Subsidiary Guarantor;
(d)the sale or issuance of any Subsidiary’s Capital Stock to the Borrower or any Subsidiary Guarantor or, in the case of any Excluded Subsidiary, to any other Subsidiary that is the parent company of such Excluded Subsidiary;
(e)Dispositions (other than leases) of equipment to the extent that (A) such property is exchanged for credit against the purchase price of similar replacement property or (B) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;
(f)Dispositions of cash and Cash Equivalents not otherwise prohibited under this Agreement;
(g)Dispositions that constitute, as applicable, Restricted Payments permitted under Section 7.6 and/or Investments permitted under Section 7.8;
(h)Dispositions of equipment for use in “Georgia Theater Company” theaters in an amount not to exceed $250,000 per fiscal year;
(i)Dispositions by the Borrower of Holdings Common Stock in connection with the redemption of Borrower Membership Units by any member of the Borrower (other than Holdings) in accordance with Article 9 of the Borrower LLC Operating Agreement;
(j)leases, subleases and concessions of interest in real, personal and mixed Property (and dispositions of such leases, subleases and concessions) in the ordinary course of business;
(k)licenses (and dispositions or cancellations of such licenses) of Intellectual Property rights by the Borrower or any of its Subsidiaries, as licensor, in the ordinary course of business;
(l)Dispositions of receivables that are compromised or settled for less than the full amount thereof, discounted or extended, in each case in the ordinary course of business;
(m)Dispositions of equipment to a network affiliate in the ordinary course of business in connection with the sale or distribution of advertising;
(n)the Disposition of other assets (other than Capital Stock of a Wholly Owned Subsidiary unless such Disposition is of all of the Capital Stock of such Subsidiary or unless such Disposition does not result in any Subsidiary Guaranty being released other than in respect of a Bona Fide Joint Venture otherwise permitted hereunder) having a book value not to exceed $15,000,000 in the aggregate for any fiscal year of the Borrower; provided, that after the ~~Q3~~Q4 End Date, in one fiscal year of the Borrower during the term of this Agreement, at the

Borrower’s sole option, the Borrower shall be permitted to make additional Dispositions having a book value in an aggregate amount not to exceed $30,000,000 for such fiscal year;
(o)any Recovery Event, provided, that the requirements of Section 2.12(b) are complied with in connection therewith;
(p) Dispositions constituting the abandonment, cancellation, non-renewal or discontinuance of use or maintenance of non-material Intellectual Property or rights relating thereto that the Borrower determines in its reasonable judgment to be desirable to the conduct of its business and not materially disadvantageous to the interests of the Lenders;
(q) any other Disposition of assets (including equity interests); provided, that (i) if the total fair market value of the assets subject to such Disposition or series of related Dispositions is in excess of $5,000,000, it shall be for a fair market value, (ii) at least 75% of the total consideration for any such Disposition is in the form of cash or cash Equivalents and (iii) no Default or Event of Default then exists or would result from such Disposition (except if such Disposition is made pursuant to an agreement entered into at a time when no Default or Event of Default exists);
(r) any swap of assets in exchange for services or other assets of comparable or greater value or usefulness to the business of the Borrower and its Subsidiaries as a whole, as determined in good faith by the management of the Borrower; and
(s) sale and leaseback transactions permitted by Section 7.11, provided, that the requirements of Section 2.12(b) are complied with in connection therewith.
7.6Limitation on Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Borrower or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (collectively, “Restricted Payments”), except that:
(a)any Subsidiary may make Restricted Payments (i) to the Borrower or any Subsidiary Guarantor and/or (ii) in the case of any (A) any Subsidiary that is not a Wholly Owned Subsidiary and/or (B) any Subsidiary that is owned (in whole or in part) by any Subsidiary that is not a Loan Party, to the Borrower or to any other Subsidiary and to each other owner of any class of Capital Stock of such Subsidiary, so long as the Borrower or its applicable Subsidiaries that own shares or other interests in such class of Capital Stock share at least ratably in such Restricted Payment in respect of such class of Capital Stock;
(b)the Borrower may make Restricted Payments in the form of common membership units of the Borrower or options, warrants or other rights to purchase common membership units of the Borrower;
(c)so long as (x) no Default or Event of Default shall have occurred and be continuing, (y) the Consolidated Net Senior Secured Leverage Ratio (after giving effect to such Restricted Payment) is equal to or less than 4.00 to 1.00, and (z) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to such Restricted Payment) is equal to or less than $39,000,000, the Borrower may make Restricted Payments to Holdings to permit Holdings to (i) purchase Holdings’ common stock or common stock options from present or former officers, consultants or employees of Holdings, the Borrower or any Subsidiary upon the death, disability or termination of employment of such officer, consultant or employee, provided, that the aggregate amount of payments under this clause (i) subsequent to the Closing Date (net of any proceeds received by Holdings and contributed to the Borrower subsequent to the Closing Date in connection with resales of any common stock or common stock options so purchased) shall not exceed $10,000,000; provided that, notwithstanding the foregoing, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly make any Restricted Payments under this clause (c) during the period commencing on the Amendment No. 2 Effective Date and ending on the ~~Q3~~Q4 End Date (and the Borrower hereby represents and warrants that it has made no such Restricted Payments under this clause (c) in the 7 days immediately preceding the Amendment No. 2 Effective Date);
(d)the Borrower may pay the Services Fee and Reimbursable Costs (as defined in the Management Agreement) to Holdings pursuant to the terms of the Management Agreement;
(e)the Borrower may make payments pursuant to the Tax Receivable Agreement in the amount and at the time necessary to satisfy Holdings’ contractual obligations with respect to the actual cash tax benefits payable to the Founding Members, in their capacities as members of the Borrower, and to the entities that are parties to the ESAs in respect of the tax benefits arising from the modifications of such agreements as of the Closing Date (and to Holdings to the extent that the parties to the ESAs make a payment back to the Borrower pursuant to the Tax Receivable Agreement to enable Holdings to make a payment to a tax authority); provided that any such payments shall be supported by reasonably detailed calculations delivered to the Administrative Agent no later than 5 Business Days prior to any such payment;
(f)so long as the Borrower is properly treated as a pass-through entity for U.S. federal income tax purposes, the Borrower may make quarterly distributions constituting Restricted Payments to each of its members for income taxes of such member in an amount equal to (i) the estimated or actual taxable income of the Borrower, as determined for federal income tax purposes, for the period to which the distribution relates multiplied by (ii) the Applicable Tax Rate;
(g)[reserved];
(h)so long as (x) no Default or Event of Default has occurred and is continuing, (y) the Consolidated Net Senior Secured Leverage Ratio (after giving effect to such Restricted Payment) is equal to or less than 4.00 to 1.00, and (z) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to such Restricted Payment) is equal to or less than $39,000,000, the Borrower may make Restricted Payments of an amount equal to 100% of Available Cash for the fiscal quarter immediately preceding such Restricted Payment; provided that, notwithstanding the foregoing, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly make any Restricted Payments using Available Cash under this clause (h) during the period commencing on the Amendment No. 2 Effective Date and ending on the ~~Q3~~Q4 End Date;
(i)the Borrower may (i) distribute proceeds of the Initial Term Loans to Holdings to pay fees and expenses related to the initial public offering of the common stock of Holdings and all related transactions, (ii) distribute proceeds of the Term Loans to finance certain payments to the ESA Parties as compensation for amendments to the Borrower’s payment obligations under the ESAs and (iii) the Borrower may distribute proceeds of the Revolving Credit Loans to the ESA Parties in connection with payment of the Final Circuit Share Payments, in each case as contemplated by Section 4.16;
(j)the Borrower may redeem its common membership units in connection with the redemption of Borrower Membership Units by a member of the Borrower (other than Holdings) in accordance with Article 9 of the Borrower LLC Operating Agreement;
(k)(x) repurchases of Capital Stock deemed to occur upon the exercise of stock options or the grant, vesting or payment of other equity compensation awards if the Capital Stock represents all or a portion of the exercise price thereof or is to pay related withholding taxes upon exercise of options or upon the grant, vesting or payment of other equity compensation awards (whether such Capital Stock is withheld from the Capital Stock otherwise issuable or is delivered by the holder of the option or other award in satisfaction of any obligation), including, without limitation, repurchases of Capital Stock in connection with equity compensation described in Section 3.5(c) of the Borrower LLC Operating Agreement, and (y) Restricted Payments by the Borrower to allow the payment of cash in lieu of the issuance of fractional Capital Stock upon the exercise of options or warrants, upon the conversion or exchange of Capital Stock of the Borrower or in connection with the common unit adjustment pursuant to Section 4(b) of the Common Unit Adjustment Agreement;
provided that, from the Amendment No. 2 Effective Date until the ~~Q3~~Q4 End Date, the exceptions in clauses (a)(ii) through (k) above, shall not apply to any Subsidiary of the Borrower that is not a Loan Party (other than any Subsidiary that is a Bona Fide Joint Venture).
7.7Limitation on Certain Prepayments. (i) After the Amendment No. 2 Effective Date, ~~(a)~~ make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on (x) any Subordinated Indebtedness or unsecured Indebtedness or (y) any Indebtedness that refinances the foregoing pursuant to subclause (A) below (“Junior Financing”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination in respect of any Junior Financing, except (A) with Permitted Refinancing Indebtedness permitted by Section 7.2, so long as such Permitted Refinancing Indebtedness is unsecured or secured on a basis junior to the Liens securing the Obligations hereunder, (B) payments of regularly scheduled interest (including any penalty interest, if applicable) and fees, expenses and indemnification obligations due thereunder, mandatory prepayments, redemptions or repurchases, and other non-accelerated and non-principal payments thereunder, scheduled payments thereon necessary to avoid the Junior Financing constituting “applicable high yield discount obligations” within the meaning of Section 163(i)(1) of the Code, and payment of principal and other amounts due on (or around, or after) the originally (or later than original) scheduled maturity date, (C) payments not to exceed (for all such payments) $1,000,000 in the aggregate (excluding with respect to the Senior ~~Secured 2028 Notes and/or Senior~~ Unsecured Notes), (D) payments with respect to purchase cards, credit cards and other ordinary course Indebtedness with recurring payments (excluding, for the avoidance of doubt, with respect to the Senior ~~Secured 2028 Notes and/or Senior~~ Unsecured Notes) and (E) after the ~~Q3~~Q4 End Date, other payments if, immediately after giving effect thereto on a pro forma basis, the Consolidated Net Senior Secured Leverage Ratio shall be less than or equal to 5.50 to 1.00.
(b)In addition to the limitations provided for in paragraph (a) above, (i) except as would be permitted pursuant to clause (C) or (D) of paragraph (a) (above), no voluntary exchanges, refinancings or replacements of Junior Financing shall be permitted from the Amendment No. 2 Effective Date to the ~~Q3~~Q4 End Date, (ii) after the Amendment No. 2 Effective Date, no exchanges, refinancings or replacements of Junior Indebtedness shall result in such Junior Financing being secured on a pari passu or more senior basis than the Loans existing on the New Incremental Loan Funding Date (to the extent then outstanding) and (iii) no exchanges, refinancings or replacements of Indebtedness that is secured on a pari passu basis to the Obligations (including the Senior Secured 2028 Notes) shall result in such Indebtedness being secured on a more senior basis than the Loans existing on the New Incremental Loan Funding Date.
(c)Until the Revolving Credit Termination Date (as in effect on the date hereof) in respect of the Revolving Credit Commitments outstanding as of the Amendment No. 3 Effective Date, make any voluntary prepayment of the principal amount of Indebtedness under the Revolving Credit Agreement unless (i) the Borrower has satisfied the New Revolving Credit Facility Prepayment Condition at such time or (ii) the Supermajority Revolving Credit Facility Lenders have consented to such prepayment in writing; provided that notwithstanding anything to the contrary in this clause (c), the Borrower shall be permitted to prepay (and reborrow and again prepay from time to time) revolving loans under the Revolving Credit Agreement in an aggregate principal amount of up to $1,000,000 (or such greater amount as the Supermajority Revolving Credit Facility Lenders may agree from time to time) at any time; provided, further, that unless the Supermajority Revolving Credit Facility Lenders shall otherwise agree from time to time, the Borrower shall not, prior to the maturity thereof, permanently reduce the commitments under the Revolving Credit Agreement in respect of any such prepayment permitted by this clause (c). For the avoidance of doubt, and notwithstanding any other provision of this Agreement, the Supermajority Revolving Credit Facility Lenders may waive or amend the requirements of this clause (c) with the written consent of the Borrower and without the consent of any other Person or Lender.
7.8Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, “Investments”), except:
(a)extensions of trade credit in the ordinary course of business;
(b)Investments in Cash Equivalents;
(c)Investments arising in connection with the incurrence of Indebtedness permitted by Section 7.2(b) and (e);
(d)loans and advances to employees of the Borrower or any Subsidiaries of the Borrower, in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount, for the Borrower and Subsidiaries of the Borrower not to exceed $2,000,000 at any one time outstanding; provided that, with respect to any Subsidiary that is not a Loan Party, such amount shall not exceed $1,000,000 at any one time outstanding;
(e)Investments in assets useful in the Borrower’s or another Subsidiary’s business made by the Borrower or any Subsidiary with the proceeds of any Asset Sale or Recovery Event consistent with Section 2.12(b) (provided that (i) from after the Amendment No.

~~2~~3 Effective Date but prior to the ~~Q3~~Q4 End Date, none of such proceeds resulting from an Asset Sale of assets of Loan Parties may be invested in Subsidiaries that are not Loan Parties, and (ii) after the ~~Q3~~Q4 End Date, the Borrower and its Subsidiaries that are Loan Parties may invest such proceeds in assets of a Subsidiary that is not a Loan Party, only in an aggregate outstanding amount not to exceed the applicable amounts set forth in Section 7.8(t));
(f)Investments (other than those relating to the incurrence of Indebtedness permitted by Section 7.8(c)) by the Borrower or any of its Subsidiaries in the Borrower or any Person that, prior to such Investment, is a Subsidiary Guarantor, or by any Subsidiary that is not a Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor;
(g)Investments consisting of prepaid expenses made in the ordinary course of business;
(h)Investments consisting solely of appreciation in value of Investments permitted under this Section 7.8;
(i)Acquisitions permitted by Sections 7.4(a) and (b) and Investments resulting from any transaction permitted by Section 7.5(d), (l), (n), (q) and (r);
(j)Investments as a result of the receipt of non-cash consideration in the settlement of any litigation or claims;
(k)Acquisitions by the Borrower of Holdings Common Stock in connection with the redemption of Borrower Membership Units by a member of the Borrower (other than Holdings) in accordance with Article 9 of the Borrower LLC Operating Agreement;
(l)Acquisitions by the Borrower or any Subsidiary (each a “Permitted Acquisition”); provided that (i) immediately prior to and after giving effect to such Permitted Acquisition, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) each applicable Loan Party and any newly created or acquired Subsidiary shall, or will within the times specified therein, to the extent applicable, have complied with the requirements of Section 6.10, (iii) such Acquisition is of a Person that will, immediately upon consummation of such Acquisition, be a Wholly Owned Subsidiary or a Bona Fide Joint Venture or is of an ongoing business that will be contributed to a Wholly Owned Subsidiary or a Bona Fide Joint Venture and that is in a line of business in which the Borrower and its Subsidiaries is permitted to engage pursuant to Section 7.15, (iv) if such Permitted Acquisition is consummated on or after the Amendment No. 2 Effective Date and on or prior to the ~~Q3~~Q4 End Date, the consideration therefore will consist solely of Capital Stock and, immediately after giving effect thereto on a pro forma basis, the Consolidated Net Senior Secured Leverage Ratio shall be less the Consolidated Net Senior Secured Leverage Ratio in effect immediately prior to giving effect to such Permitted Acquisition, (v) if such Permitted Acquisition is consummated after the ~~Q3~~Q4 End Date and is consummated in exchange for (x) cash consideration or Cash Equivalents, then immediately after giving effect thereto on a pro forma basis, the Consolidated Net Senior Secured Leverage Ratio shall be less than or equal to 5.50 to 1.00 and/or (y) Capital Stock, then immediately after giving effect thereto on a pro forma basis, the Consolidated Net Senior Secured Leverage Ratio shall be less than the Consolidated Net Senior Secured Leverage Ratio in effect immediately prior to giving effect to such Permitted Acquisition, and (vi) in connection with a Permitted Acquisition, the consideration for which exceeds, on the closing date of such Permitted Acquisition, $5,000,000, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the

Administrative Agent, certifying that all of the requirements set forth in this Section 7.8(l) have been satisfied or will be satisfied on or prior to the consummation of such Permitted Acquisition and disclosing any Indebtedness in excess of $1,000,000 assumed in connection with such Permitted Acquisition as permitted by Section 7.2(m);
(m)Investments consisting of endorsements for collection or deposit in the ordinary course of business;
(n)Investments consisting of indemnification obligations to the respective officers, directors and managers of the Borrower and any of its Subsidiaries to the extent required under the organizational documents of the Borrower or such Subsidiary, as applicable;
(o)Investments resulting from the creation of new Subsidiaries of the Borrower as otherwise permitted hereunder (including with respect to Bona Fide Joint Ventures); provided that, to the extent applicable, the Borrower shall comply with Section 6.10 in connection therewith;
(p)Investments consisting of payments required to be made pursuant to any Hedge Agreement;
(q)Investments consisting of loans and advances to Holdings made in lieu of (but not in addition to) the Restricted Payments permitted to be made pursuant to Sections 7.6(c) through (f) and 7.6(i);
(r)Investments consisting of advances to Georgia Theater CompanyII in connection with dispositions permitted under Section 7.5(h);
(s)Investments arising from the Borrower or any of its Subsidiaries offering such concessionary trade terms, or from receiving such Investments, in connection with the bankruptcy or reorganization of their respective suppliers or customers or the settlement of disputes with such customers or suppliers arising in the ordinary course of business, as management deems reasonable; and
(t)so long as no Default or Event of Default exists immediately before or after giving effect to such Investment, in addition to Investments otherwise expressly permitted by Sections 7.8(a) through (s), Investments by the Borrower or any of its Subsidiaries, in an aggregate amount (valued at cost) not to exceed, $100,000,000 at any time outstanding (or, in the case of any Investments by a Loan Party (or with the proceeds of Asset Sales of assets of a Loan Party) in a Subsidiary that is not a Loan Party or in a Person in which such Loan Party holds a minority position in the Capital Stock thereof, $50,000,000 at any one time outstanding (of which up to $25,000,000 may be used by Loan Parties to make Investments in assets of Subsidiaries that are not Loan Parties pursuant to Section 7.8(e))); provided that from and after the Amendment No. ~~2~~3 Effective Date, the amount of Investments permitted to become (and thereafter remain) outstanding pursuant to this clause (t) shall be reduced to $50,000,000 (or, in the case of any such Investments by a Loan Party in a Subsidiary that is not a Loan Party or in a Person in which such Loan Party holds a minority position in the Capital Stock thereof, together with Investments by Loan Parties (or with the proceeds of Asset Sales of assets of a Loan Party) in Subsidiaries that are not Loan Parties made pursuant to Section 7.8(e) (if any), $30,000,000 at any one time outstanding (of which, solely after the ~~Q3~~Q4 End Date, up to $15,000,000 in the aggregate may be used to make any Investment by a Loan Party (or with the proceeds of Asset Sales of assets of a Loan Party) in assets of Subsidiaries that are not Loan Parties pursuant to

Section 7.8(e)) and no more than $10,000,000 may be so invested in any fiscal year of the Borrower), until such time as (x) the ~~Q3~~Q4 End Date shall have occurred and (y) the Consolidated Net Senior Secured Leverage Ratio has initially decreased below 4.50:1.00; provided further that, from and after the Amendment No. ~~2~~3 Effective Date until the ~~Q3~~Q4 End Date, (X) this clause (t) shall not be relied upon to consummate an Acquisition transaction otherwise referred to in clause (l) of this Section 7.8 or to make any Investment by Loan Parties (using proceeds of Asset Sales by Loan Parties) in assets of Subsidiaries that are not Loan Parties pursuant to clause (e) of this Section 7.8 and (Y) no Investment by a Loan Party in non-Loan Parties may be made using this clause (t) unless Minimum Liquidity is equal to or greater than $65,000,000 prior to and immediately after giving effect to such Investment;
provided that, from the Amendment No. 2 Effective Date until the ~~Q3~~Q4 End Date, the exceptions in clauses (a) through (t) above, shall not apply to any Subsidiary of the Borrower that is not a Loan Party (other than any Subsidiary that is a Bona Fide Joint Venture).
7.9Limitation on Amendments to Other Documents. Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of (a) the Senior Notes Indenture, ESAs, the Management Agreement or the Tax Receivable Agreement in any manner except to the extent that any such amendment, supplement or modification would not reasonably be expected to be materially adverse to the Lenders~~.~~ or (b) unless otherwise agreed by the Supermajority Revolving Credit Facility Lenders, the Revolving Credit Agreement to the extent such amendment, supplement or modification in respect of the Revolving Credit Agreement would (i) cause the remaining Weighted Average Life to Maturity of such Indebtedness thereunder, after giving effect to such amendment, supplement or modification, to be shorter than the remaining Weighted Average Life to Maturity of such Indebtedness thereunder prior to such amendment, supplement or modification, (ii) shorten the final stated maturity date thereof to a date that is earlier than the Revolving Credit Maturity Date (as in effect on the date hereof), (iii) cause such Indebtedness to be guaranteed by any Subsidiary of the Borrower that is not a Loan Party unless such Subsidiary becomes a party to the Guarantee and Collateral Agreement pursuant to Section 6.10(b) or (iv) cause such Indebtedness to be secured by property of any Loan Party that is not Collateral unless such property is pledged to secure the Obligations. For the avoidance of doubt, clause (b) of this Section 7.9 may be waived or otherwise amended by the Supermajority Revolving Credit Facility Lenders with the consent of the Borrower but not the consent of any other Lender or Person.
7.10Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Subsidiary) unless such transaction is (a) not otherwise prohibited under this Agreement, and (b) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, (x) the transactions contemplated by the ESAs, the Tax Receivable Agreement, the Management Agreement and the other agreements identified on Schedule 7.10 shall be permitted, (y) this Section 7.10 shall not prohibit or prevent the making of Restricted Payments under Section 7.6, the making of Investments permitted by Section 7.8(d) or payment by the Borrower of the Final Circuit Share Payments and (z) transactions between or among the Loan Parties and transactions between or among Subsidiaries that are not Loan Parties shall be permitted.
7.11Limitation on Sales and Leasebacks. Enter into any arrangement with any Person the Net Cash Proceeds of which exceed (a) from and after the Amendment No. 2

Effective Date until the ~~Q3~~Q4 End Date, $10,000,000 and (b) at any other time, $20,000,000, providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary; provided, however, that the Borrower and its Subsidiaries may not sell and leaseback any of their Intellectual Property.
7.12Limitation on Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than the first Thursday after December 25 in any calendar year or change the Borrower’s method of determining fiscal quarters; provided that the Borrower may change its fiscal year to the calendar year beginning January 1 and ending December 31 and may change the method of determining fiscal quarters accordingly so long as the Borrower gives the Administrative Agent prior written notice thereof.
7.13Limitation on Negative Pledge Clauses and Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of the Borrower or any of its Subsidiaries to (w) create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Guarantee and Collateral Agreement, (x) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary, (y) make Investments in the Borrower or any other Subsidiary or (z) transfer any of its assets to the Borrower or any other Subsidiary, other than (a) this Agreement and the other Loan Documents, and any documents related to any Replacement Term Loans, Replacement Revolving Facilities and Refinancing Notes, and, in each case, Permitted Refinancings in respect thereof, (b) any agreements governing any purchase money Liens or Capital Lease Obligations or other secured Indebtedness otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) customary non-assignment provisions or other restrictions on Liens arising under leases, subleases, licenses, sublicenses, joint venture agreements or other agreements entered into in the ordinary course of business and~~,~~  (d) the Specified Hedge Agreements and other Hedge Agreements, (e) the Revolving Credit Agreement, the Senior Secured Note 2028 Indenture, Senior Unsecured Notes Indenture and Permitted Refinancings in respect thereof, (f) restrictions and conditions existing on the date hereof identified on Schedule 7.13, (g) in the case of any Subsidiary that is not a wholly-owned Subsidiary, restrictions and conditions imposed by its organizational documents or any related joint venture or similar agreements or any agreements in respect of permitted Indebtedness of such Joint Venture; provided that such restrictions and conditions apply only to such Subsidiary and (except for such Indebtedness) to the Capital Stock of such Subsidiary, (h) restrictions imposed by any agreement governing Indebtedness entered into after the Closing Date and permitted hereunder that are, taken as a whole, in the good faith judgment of the Borrower, not materially more restrictive with respect to the Borrower or any Subsidiary than those contained in this Agreement (as determined by the Borrower in good faith), (i) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any assets of the Borrower or any Subsidiary, in each case pending such sale; provided that such restrictions and conditions apply only to such Subsidiary or the assets that are to be sold and, in each case, such sale is permitted hereunder, and (j) restrictions imposed by agreements relating to Indebtedness of any Subsidiary in existence at the time such Subsidiary became a Subsidiary and otherwise permitted by Section 7.2(m); provided that such restrictions apply only to such Subsidiary and its assets (or any special purpose acquisition Subsidiary without material assets acquiring such Subsidiary pursuant to a merger).

7.14[Reserved].
7.15Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or any business that is a natural outgrowth or reasonable extension, development or expansion of any such business or any business similar, reasonably related, incidental, complementary or ancillary to any of the foregoing.
7.16Sanctions; Anti-Corruption Use of Proceeds. Use the proceeds of the Loans or otherwise make available such proceeds to any Person (i) to fund or facilitate any activities or business of, with or involving any Person that is the subject or target of any Sanctions, (ii) to fund or facilitate any activities or business in or involving any Sanctioned Country, (iii) in any manner that would constitute or give rise to violation of Sanctions by any Person, including any Lender or (iv) in any manner that would constitute or give rise to a violation of Anti-Corruption Laws.
7.17Minimum Liquidity Covenant. Until (and including) the ~~Q3~~Q4 End Date, permit the sum of the Available Revolving Credit Commitments and Unrestricted Cash on hand that is held in ~~an~~ Approved Deposit ~~Account~~Accounts (which, subject to the Deposit Account Grace Period, shall be subject to ~~a~~ Control ~~Agreement~~Agreements) (“Minimum Liquidity”) to be less than $55,000,000 at any time (the “Minimum Liquidity Requirement”).
7.18Bank Accounts. Until (and including) the ~~Q3~~Q4 End Date, maintain any deposit accounts, disbursement accounts, investment accounts, lockbox accounts or other cash management and treasury business accounts of any Loan Party other than (i) Approved Deposit Accounts (which, subject to the Deposit Account Grace Period, shall be subject to ~~a~~ Control ~~Agreement) held at an Approved Deposit Bank~~Agreements) and (ii) Excluded Accounts.
SECTION 8.EVENTS OF DEFAULT
If any of the following events shall occur and be continuing:
(a)(i) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof and (ii) the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five Business Days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or
(b)(i) any Loan Party shall default in the observance or performance of any agreement contained in Section 6.4(a)(i) (with respect to the Borrower only), Section 6.7(a), Section 6.9, Section 6.11(a), Section 6.11(b)(I), Section 6.14 or Section 7; provided, however, that (i) in the case of a non-consensual Lien not permitted under Section 7.3 (other than Liens on Collateral consisting of contracts, agreements or Capital Stock), such failure remains unremedied for five (5) Business Days after a Responsible Officer knows or has reason to know of such non-consensual Lien, (ii) an Event of Default as a result of a breach of Section 7.1(b) shall not constitute an Event of Default with respect to any Term Loans unless and until the Majority Revolving Credit Facility Lenders (or the Administrative Agent acting at the direction of the Majority Revolving Credit Facility Lenders) have declared all amounts outstanding under the Revolving Loans to be immediately due and payable and all outstanding Revolving Credit Commitments to be terminated, in each case in accordance with this Agreement ~~and~~, (iii) breach of the Minimum Liquidity Requirement set forth in Section 7.17 shall not be an Event of Default unless the Borrower shall have failed to cause the sum of the Available Revolving Credit Commitments and Unrestricted Cash on hand that is held in ~~an~~ Approved Deposit ~~Account~~Accounts (which, subject to the Deposit Account Grace Period, shall be subject to ~~a~~ Control ~~Agreement~~Agreements) to be greater than $55,000,000 within five Business Days of such breach (provided, that the Borrower may only cure a breach of the agreement contained in Section 7.17 two times from the Amendment No. 2 Effective Date until the ~~Q3~~Q4 End Date; provided further that so long as such breach is cured within five Business Days of the applicable initial shortfall, any consecutive days of shortfall within such five Business Day period shall be deemed concurrently cured and as only one exercise of the cure right); provided that such cure may not be effectuated utilizing the cash proceeds of Indebtedness for borrowed money or Disqualified Capital Stock~~; or~~, and (iv) notwithstanding this clause (b), no breach or default by any Loan Party (or any other Person) under Section 7.7(c) or Section 7.9(b) will constitute an Event of Default with respect to any Term Loans unless and until the Supermajority Revolving Credit Facility Lenders have accelerated all Revolving Credit Loans, and terminated all commitments under the Revolving Credit Facility and demanded repayment of, or otherwise accelerated, the Indebtedness or other obligations under the Revolving Credit Facility and have not rescinded such demand or acceleration; or
(c)any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) or (b) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of (i) notice to the Borrower from the Administrative Agent or the Required Lenders and (ii) the date on which a Responsible Officer knows of such default; ~~or~~provided that, notwithstanding this clause (c), no breach or default by any Loan Party (or any other Person) under Section 6.15 will constitute an Event of Default with respect to any Term Loans unless and until the Majority Revolving Credit Facility Lenders have accelerated all Revolving Credit Loans, and terminated all commitments under the Revolving Credit Facility and demanded repayment of, or otherwise accelerated, the Indebtedness or other obligations under the Revolving Credit Facility and have not rescinded such demand or acceleration; or
(d)any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or
(e)(i) ~~The~~the Borrower or any of its Subsidiaries shall (A) default in making any payment of any principal of, or interest on, any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans, Reimbursement Obligations and guaranties thereof) having an aggregate outstanding principal amount of more than $27,500,000 beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that this clause (i)(B) shall not apply to secured Indebtedness that becomes due as a result of a casualty event or the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness or such other Indebtedness is concurrently discharged in full; or (ii) there occurs under any Hedge Agreement an Early Termination Date (as defined in such Hedge Agreement) resulting from (A) any event of default under such Hedge Agreement as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Hedge Agreement) or (B) any Termination Event (as so defined) under such Hedge Agreement as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the net termination value owed by the Borrower or such Subsidiary as a result thereof is greater than $27,500,000; or
(f)(i) ~~The~~the Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future Debtor Relief Laws, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or
(g)~~There~~there shall occur one or more ERISA Events or any other event or condition shall occur or exist with respect to a Plan, which, in either case, individually or in the aggregate would, reasonably be expected to have a Material Adverse Effect; or
(h)one or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving for the Borrower and its Subsidiaries taken as a whole a liability of $27,500,000 (in either case to the extent not paid or covered by insurance or indemnities as to which the insurer or indemnitor has been of such judgment, orders, writ or warrant and the applicable insurance company or indemnitor has not denied coverage thereof) or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or
(i)any of the Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 10.15), to be in full force and effect with respect to a material portion of the Collateral, or any Loan Party or Holdings shall so assert, or any Lien created by any of the Security Documents with respect to a material portion of the Collateral shall cease to be enforceable and of the same effect and priority required by and subject to such limitations and restrictions as are set forth by the relevant Security Document (other than by reason of the Administrative Agent (i) relinquishing such Liens, (ii) failing to maintain possession of stock certificates, promissory notes or other instruments actually delivered to it representing securities pledged under any Security Documents or (iii) failing to file UCC continuation statements) (unless such failure results from the breach or non-compliance by any Loan Party with the terms of the Loan Documents); or

(j)the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 10.15), to be in full force and effect or any Loan Party or Holdings shall so assert; or
(k)any Change of Control shall occur; or
(l) the Borrower shall fail to borrow the New Incremental Loans on or prior to March 12, 2021;
then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) (i) if such event is an Event of Default resulting solely from a breach of Section 7.1(b) that has not become an Event of Default with respect to the Term Loans pursuant to clause (b)(ii) of this Section 8, with the consent of the Majority Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) if such event is any other Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. In the case of all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired face amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).
SECTION 9.THE ADMINISTRATIVE AGENT
9.1Appointment. Each Lender and each Issuing Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each Lender and each Issuing Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this

Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Lender hereby authorizes the Administrative Agent to enter into the other Loan Documents (including, for the avoidance of doubt, the Intercreditor Agreement) on terms reasonably acceptable to the Administrative Agent (it being understood that in the case of any Lien contemplated to be pari passu basis with the Liens securing the Obligations, the Intercreditor Agreement is deemed to be customary and acceptable) and to perform its respective obligations thereunder and to take such action and to exercise the powers, rights and remedies granted to it thereunder and with respect thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.
9.2Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
9.3Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution.
9.4Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 10.6 and all actions required by such Section in connection with such transfer shall have been taken. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.
9.5Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent shall have received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent shall receive such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.
9.6Non-Reliance on the Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

9.7Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), for, and to save the Administrative Agent harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such; provided, further that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.
9.8Administrative Agent in Its Individual Capacity. The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Administrative Agent were not an Administrative Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity.
9.9Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After the retiring Administrative Agent’s resignation as the Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents.
9.10Authorization to Release Liens and Guarantees. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to effect any release of Liens or guarantee obligations contemplated by Section 10.15.
9.11The Lead Arrangers; the Bookrunners; the Co-Manager. Neither the Lead Arrangers, the Bookrunners nor the Co-Manager, in their respective capacities as such, shall have any duties or responsibilities, nor shall any such Person incur any liability, under this Agreement and the other Loan Documents.
9.12Withholding. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any withholding Tax applicable to such payment. If the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason, or the Administrative Agent has paid over to the Internal Revenue Service applicable withholding Tax relating to a payment to a Lender but no deduction has been made from such payment, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with any and all expenses incurred, unless such amounts have been indemnified by any Loan Party or the relevant Lender.
9.13Certain ERISA Matters.
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Lead Arrangers, the Bookrunners and the Co-Managers, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, any Letters of Credit or the Commitments,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, any Letters of Credit, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such

Lender to enter into, participate in, administer and perform the Loans, any Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, any Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, any Letters of Credit, the Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, (I) unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (II) if such sub-clause (i) is not true with respect to a Lender and such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arrangers, the Bookrunners and the Co-Manager and their respective affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:
(i)none of the Administrative Agent, Lead Arranger, the Bookrunners, the Co-Manager nor any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto),
(ii)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, any Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other Person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, any Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, any Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, any Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)no fee or other compensation is being paid directly to the Administrative Agent or any of its Affiliates for investment advice (as opposed to other services) in connection with the Loans, any Letters of Credit, the Commitments or this Agreement.
(c)The Administrative Agent hereby informs the Lenders that it is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, any Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, any Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, any Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
For purposes of this Section 9.13, the following definitions apply to each of the capitalized terms below:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
SECTION 10. MISCELLANEOUS
10.1Amendments and Waivers. Subject to Section 2.17(c) and the last paragraph of this Section 10.1, neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:
(i)forgive the principal amount or extend the final scheduled date of maturity of any Loan or Reimbursement Obligation, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable under this Agreement (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Majority Facility Lenders of each adversely affected Facility) and (y) that any amendment or modification of defined terms used in the financial covenant in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the consent of each Lender directly affected thereby;
(ii)amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their guarantee obligations under the Guarantee and Collateral Agreement, in each case without the consent of all the Lenders;
(iii)[reserved];
(iv)reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the consent of all of the Lenders under such Facility;
(v)amend, modify or waive any provision of Section 9, or any other provision affecting the rights, duties or obligations of the Administrative Agent, without the consent of the Administrative Agent;
(vi)amend, modify or waive any provision of Section 2.6 or 2.7 without the consent of the Swing Line Lender;
(vii)amend, modify or waive any provision of Section 2.18 without the consent of each Lender directly affected thereby;
(viii)amend, modify or waive any provision of Section 3 without the consent of each Issuing Lender affected thereby;
(ix)impose restrictions on assignments and participations that are more restrictive than, or additional to, those set forth in Section 10.6 without the consent of each Lender directly affected thereby;
(x)subject to the terms of Section 2.12(d), amend the application of payments to the Term Loans pursuant to Section 2.12 without the consent of the Majority Term Loan Facility Lenders;
(xi)amend, modify or waive any provision of Section 6.14 without the consent of each Lender directly affected thereby; ~~or~~
(xii)amend, modify or waive Section 2.11(e) without the consent of the Majority Term Loan Facility Lenders~~.~~;
(xiii)after the Amendment No. 3 Effective Date, subordinate (x) the Liens securing any of the Obligations on all or substantially all of the Collateral (“Existing

Liens”) to the Liens securing any other Indebtedness or other obligations or (y) any Obligations in contractual right of payment to any other Indebtedness or other obligations (any such other Indebtedness or other obligations to which such Liens securing any of the Obligations or such Obligations, as applicable, are subordinated, “Senior Indebtedness”), in either the case of subclause (x) or (y), without the consent of each Lender directly and adversely affected thereby, unless (A) each such adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide or acquire its pro rata share (based on the aggregate principal amount of the Loans and Commitments hereunder and the Indebtedness and commitments under the Revolving Credit Agreement that are secured on a pari passu basis (without regard to control of remedies) with the Obligations) of the Senior Indebtedness on the same terms (other than bona fide backstop or similar fees and reimbursement of counsel or other administrative fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates) of the Senior Indebtedness in their capacity as holders of the Loans or Commitments hereunder or the Indebtedness or commitments under the Revolving Credit Agreement (or Affiliates thereof) and to the extent such adversely affected Lender decides to participate in the Senior Indebtedness, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Indebtedness afforded to such providers of the Senior Indebtedness (or any of their Affiliates) in connection with providing the Senior Indebtedness pursuant to a written offer made to each such adversely affected Lender describing the material terms of the arrangements pursuant to which the Senior  Indebtedness is to be provided, which offer shall remain open to each adversely affected Lender for a period of not less than five Business Days or (B) any such subordination is in connection with a debtor-in-possession financing (or similar financing under applicable law) provided to the Borrower or any other Loan Party in an insolvency proceeding with respect thereto by any Lender or its Affiliates, by any group of Lenders (or their respective Affiliates) or by any creditor or group of creditors (or their respective Affiliates) as holders of (or Affiliates of holders of) Indebtedness secured on a pari passu basis (without regard to control of remedies) with the Obligations;
(ix) reduce the percentage specified in the definition of Supermajority Revolving Credit Facility Lenders without the consent of each Revolving Credit Facility Lender; or
(x) amend, modify or waive any provision of Section 6.15, Section 7.7(c) or Section 7.9(b) without the consent of the Supermajority Revolving Credit Facility Lenders.
Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided, that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.
For the avoidance of doubt, this Agreement and any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, the

Administrative Agent and each Loan Party to each relevant Loan Document (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the “Additional Extensions of Credit”) to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Majority Revolving Facility Lenders; provided, however, that no such amendment shall permit the Additional Extensions of Credit to share ratably with or with preference to the Loans in the application of mandatory prepayments without the consent of the Majority Term Loan Facility Lenders.
In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing or modification of the outstanding Term Loans (“Refinanced Term Loans”) in whole or in part with one or more new replacement “B” term loan tranches hereunder (“Replacement Term Loans”) or with one or more additional series of senior unsecured notes, senior secured notes secured by the Collateral on a pari passu basis with the Term Loan Facility or secured notes or loans that are junior in right of security in the Collateral (any such notes, the “Refinancing Notes”); provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans plus the amount of any fees, premiums, original issue discount and accrued interest associated therewith, and costs and expenses related thereto, and such Term Loan Facility being refinanced or replaced will be permanently reduced substantially simultaneously with the incurrence or issuance thereof, (b) any Replacement Term Loans or Refinancing Notes do not mature earlier than Refinanced Term Loans or have a weighted average life to maturity shorter than the weighted after life to maturity of the Refinanced Term Loans, (c) Replacement Term Loans and Refinancing Notes may not be guaranteed by any Person other than Borrower or Subsidiary Guarantor, (d) any Refinancing Notes are not subject to any amortization prior to final maturity and are not subject to mandatory redemption or prepayment (except customary asset sales or change of control offers or similar provisions or AHYDO payments, in each case that could result in prepayments), (e) to the extent secured, any such Replacement Term Loans or Refinancing Notes shall not be secured by any lien on any asset that does not also secure the Refinanced Term Loans and shall not have a more senior lien priority than the Refinanced Term Loans and will be subject to intercreditor arrangements reasonably acceptable to the Administrative Agent~~,~~ and (f) all other terms applicable to such Replacement Term Loans and Refinancing Notes shall be (as determined by the Borrower in good faith) substantially identical to, or (when taken as a whole) less favorable to the Lenders or investors providing such Replacement Term Loans or Refinancing Notes, as applicable, than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing or as are incorporated into this Agreement for the benefit of all existing Lenders at the time of such refinancing~~, and (g) the parties agree the MFN Provision shall not apply to such Replacement Term Loans or Refinancing Notes~~.
In addition, notwithstanding the foregoing, this Agreement, including this Section 10.1, and the other Loan Documents may be amended (or amended and restated) pursuant to Section 2.25 in order to add Incremental Term Loans ~~or Revolving Credit Commitment Increases~~ to this Agreement and (a) to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement (including the rights of the lenders holding Incremental Term Loans to share ratably with the Term Facility in prepayments pursuant to Section 2.12) and the other Loan Documents with the Term Loans and Revolving Credit Loans and the accrued interest and fees in respect thereof, (b) to include appropriately the Lenders holding such credit facilities in any determination of the required consent of the Lenders pursuant to this Section 10.1, and (c) to amend any other provision of the Loan Documents so that the Incremental Facilities are appropriately incorporated (including this Section 10.1); provided that, for the avoidance of doubt, this Agreement and the other Loan Documents may not be amended to add Incremental Facilities that are not Incremental Term Loans without the consent of the Majority Term Loan Facility Lenders.
In addition, notwithstanding the foregoing, if the Required Lenders shall have approved any amendment, the Borrower shall be permitted to replace any non-consenting Lender with another lender, provided that, (i) the replacement lender shall purchase at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (ii) the Borrower shall be liable to such replaced Lender under Section 2.21 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto (as if such purchase constituted a prepayment of such Loans), (iii) such replacement lender, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent and, with respect to the replacement of a Revolving Credit Lender, each Issuing Lender (such consent not to be unreasonably withheld), (iv) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (v) such replacement Lender shall consent to the proposed amendment and (vi) any such replacement shall not be deemed to be a waiver of any rights the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender or of the replaced Lender against the Borrower.
In addition, notwithstanding the foregoing, (i) the financial covenant set forth in Section 7.1(b), and (ii) conditions precedent to borrowing under the Revolving Credit Facility, may, in each case, be amended, modified or waived with only (and only with) the consent of the Majority Revolving Credit Facility Lenders.
In addition, notwithstanding the foregoing, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except (x) that the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender and (y) for any such amendment, waiver or consent that treats such Defaulting Lender disproportionately and adversely from the other Lenders (other than because of its status as a Defaulting Lender).
In addition, notwithstanding the foregoing, by its acquisition of Loans or Commitments, each relevant Affiliated Lender shall be deemed to have acknowledged and agreed that the Loans or Commitments held by such Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Required Lender, Majority Facility Lender, Majority Term Loan Facility Lender, Majority Revolving Credit Facility Lenders, or any other Lender vote (and the Loans or Commitments held by such Affiliated Lender shall be deemed to be voted pro rata along with the other Lenders that are not Affiliated Lenders); provided that (x) such Affiliated Lender shall have the right to vote (and the Loans or Commitments held by such Affiliated Lender shall not be so disregarded) with respect to any amendment, modification, waiver, consent or other action that requires the vote of all Lenders or all Lenders directly or adversely affected thereby, as the case may be, and (y) no amendment, modification, waiver, consent or other action shall (i) disproportionately affect such Affiliated Lender in its capacity as a Lender as compared to other Lenders of the same Class that are not Affiliated Lenders or (ii) deprive any Affiliated Lender of its share of any payments which the Lenders are entitled to share on a pro rata basis hereunder, in each case without the written consent of such Affiliated Lender.
In addition, notwithstanding the foregoing, the Loans and Commitments of all Debt Fund Affiliates shall not account for more than 49.9% of the amounts included in determining whether the Required Lenders, Majority Facility Lenders, Majority Term Loan Facility Lenders, or Majority Revolving Credit Facility Lenders have (A) consented to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom or (B) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to any Loan Document.
In addition, notwithstanding the foregoing, if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.
10.2Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or other electronic transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy or other electronic transmission notice, when received, addressed (a) in the case of the Borrower and the Administrative Agent, as follows and (b) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the Administrative Agent or on Schedule I to the Lender Addendum to which such Lender is a party or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:
The Borrower:    National CineMedia, LLC
6300 South Syracuse Way, Suite 300
Centennial, CO 80111
Attention: ~~Ted Watson, Senior Vice President, Finance~~Ronnie Ng
Email: ~~ted~~ronnie.~~watson~~ng@ncm.com
Telephone: (303) ~~792-8218~~792-4906
With a copy to:    National CineMedia, LLC
6300 South Syracuse Way, Suite 300
Centennial, CO 80111
    Attention: ~~Sarah Hilty, Senior Vice President,~~ General Counsel ~~and Secretary~~
Email: ~~sarah.hilty~~legal@ncm.com
Telephone: (303) ~~792-7015~~792-3600

~~With a copy to:        Wilmer Cutler Pickering Hale and Dorr LLP~~
~~1225 Seventeenth St., Suite 2600~~
~~Denver, CO 80202~~
~~Attention: Chalyse Robinson~~
~~Email: chalyse.robinson@wilmerhale.com~~
~~Telephone: (720) 598-3442~~
The Administrative Agent:    JPMorgan Chase Bank, N.A.
10 South Dearborn Street, Floor L2
    Chicago, IL 60603
    Fax No.: 1 (302) 634-3301
Issuing Lender:    JPMorgan Chase Bank, N.A.
10 South Dearborn Street
Chicago, IL 60603
Email: Chicago.LC.Agency.Activity.Team@JPMChase.com
Telephone: (855) 609-0059
Fax No.: (214) 307-6874
Swing Line Lender:    JPMorgan Chase Bank, N.A.
Attention: Pastell Jenkins
Email: Pastell.Jenkins@chase.com; JPM.Agency.servicing.1@jpmorgan.com
Telephone: (312) 732-2568
Fax No.: (844) 490-5665
provided that any notice, request or demand to or upon the Administrative Agent, any Issuing Lender or any Lender shall not be effective until received.
Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
10.3No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
10.4Survival of Representations and Warranties. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.
10.5Payment of Expenses. The Borrower agrees (a) (x) to pay or reimburse the Administrative Agent, the Lead Arrangers, the Bookrunners and the Co-Manager for all their reasonable and documented out-of-pocket costs, fees and expenses incurred in connection with the syndication of the Facilities (other than fees payable to syndicate members) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable and documented fees and disbursements of one firm of counsel to the Administrative Agent, the Lead Arrangers and the Bookrunners, taken as a whole (and, by a single firm of local counsel in each appropriate jurisdiction for the Administrative Agent, the Lead Arrangers, the Bookrunners and the Co-Manager, and, solely if representation by a single counsel would be inappropriate based on the advice of legal counsel due to the existence of an actual conflict of interest, one additional outside counsel to all such Persons subject to such conflict, taken as a whole) and the charges of Intralinks, (y) to pay or reimburse each Lender, the Administrative Agent, each Lead Arranger, each Bookrunner and the Co-Manager, for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable and documented fees and disbursements of one firm of counsel to the Lenders, the Administrative Agent, the Lead Arrangers, the Bookrunners and the Co-Manager, taken as a whole (and, by a single firm of local counsel to such Persons, taken as a whole, in each appropriate jurisdiction, and, solely if representation by a single counsel would be inappropriate based on the advice of legal counsel due to the existence of an actual conflict of interest, one additional outside counsel to all such Persons subject to such conflict, taken as a whole) and (z) to pay in full in cash all reasonable and documented out-of-pocket fees and expenses payable to Gibson, Dunn & Crutcher LLP, as legal counsel to the ad hoc group of Lenders, in connection with the syndication, negotiation, documentation, execution and delivery of Amendment No. 2, and (b) to pay, indemnify or reimburse each Lender, the Administrative Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by an Indemnitee or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds thereof (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of, or exposure to, any Materials of Environmental Concern, any failure to comply with Environmental Law or any claim, litigation, investigation or proceeding pursuant to Environmental Law relating to any Materials of Environmental Concern related in any way to the Borrower or any of its Subsidiaries or any or of their respective properties, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, and whether or not such claim, litigation, investigation or proceeding are brought by the Borrower, its equity holders, affiliates, creditors or any other person and regardless of whether any Indemnitee is a party thereto (all the foregoing in this clause (b), collectively, the “Indemnified Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities (i) to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such

Indemnitee, (ii) arising from a material breach of such Indemnitee’s obligations hereunder, as finally determined by a court of competent jurisdiction in a final, nonappealable judgment or (iii) arising from any claim, actions, suits, inquiries, litigation, investigation or proceeding that does not involve an act or omission or the Borrower or any of its affiliates and that is brought by an Indemnitee against any other Indemnitee (other than any claim, actions, suits, inquiries, litigation, investigation or proceeding against the Administrative Agent in its capacity as such), and provided, further, this Section 10.5 shall not apply with respect to Taxes other than any Taxes expressly referenced in this Section 10.5 or that represent losses or damages arising from non-Tax claim. Each Indemnitee shall be obligated to refund or return any and all amounts paid by any Borrower pursuant to this Section 10.5 to such Indemnitee for any fees, expenses, or damages to the extent such Indemnitee is not entitled to payment of such amounts in accordance with the terms hereof. The Borrower acknowledges that information and documents relating to the Facilities may be transmitted through a Platform, and, notwithstanding anything herein to the contrary, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to any such Platform and that no Indemnitee shall be liable for any damages arising from the unauthorized use by others of information or documents occurring as a result of such information or documents being transmitted in such manner unless resulting from such Indemnitee’s gross negligence, bad faith or willful misconduct, and neither the Borrower nor any Indemnitee shall be liable for any special, indirect, consequential or punitive damages in connection with the Facilities. The Borrower shall have the right to undertake, conduct and control through counsel of its own choosing (which counsel shall be acceptable to the applicable Indemnitee acting reasonably), the conduct and settlement of claims with respect to the related Indemnified Liabilities, and such Indemnitee shall cooperate with the Borrower in connection therewith; provided that the Borrower shall permit such Indemnitee to participate in such conduct and settlement through counsel chosen by such Indemnitee. Notwithstanding the foregoing, each Indemnitee shall have the right to employ its own counsel if such Indemnitee reasonably determines that (i) the Borrower’s counsel is not defending any claim or proceeding in a manner reasonably acceptable to such Indemnitee or (ii) the interest of the Borrower and such Indemnitee have become adverse in any such claim or cause of action, provided, however, that in any event, the Borrower shall only be liable for the reasonable and documented out-of-pocket legal expenses of one counsel for all such Indemnitees, taken as a whole. If clause (ii) of the immediately preceding sentence is applicable, at the option of the applicable Indemnitee, its attorneys shall control the resolution of any such claim with respect to the related Indemnified Liabilities. The Borrower shall not, without the prior written consent of each Indemnitee affected thereby, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not such Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (a) includes an unconditional release of such Indemnitee from all liability arising out of such action or claim, (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnitee and (c) does not require such Indemnitee to pay any form of consideration to any party or parties (including, without limitation, the payment of money) in connection therewith. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee until all Obligations (other than obligations in respect of any Specified Hedge Agreement and other than indemnity obligations that survive the termination of this Agreement and for which no notice of a claim has been received by the Borrower as of such termination) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding. All amounts due under this Section shall be payable not later than 30 days (x) after written demand thereof, in the case of any indemnification obligations and (y) in the case of reimbursement of costs and expenses, after receipt of an invoice relating thereto, setting forth such expenses in reasonable detail and together with backup documentation supporting such reimbursement requests. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder. This paragraph shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.
10.6Successors and Assigns; Participations and Assignments. ~~(a)~~ (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Loans and their respective successors and assigns, except that (i) the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Agreement.
(b)~~(a)~~ Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities, in each case other than any Disqualified Institution (but only if the DQ List has been posted pursuant to Section 10.6(i)(iv)(A) hereof or otherwise provided to such Lender), a Defaulting Lender, a natural person or to any entity that such Lender has knowledge is a competitor (or an affiliate of a known competitor) of the Borrower or any Founding Member (each, a “Participant”) participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except that a Lender may agree with a Participant that it will not consent to any amendment, waiver or consent that would require the consent of all Lenders pursuant to Section 10.1 without the consent of such Participant. The Borrower agrees that each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff provided under Section 10.7(b) in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if such Participant were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of, and subject to the requirements of, Sections 2.19, 2.20, 2.21 and 2.23 with respect to its participation in the Commitments and the Loans outstanding from time to time as if such Participant were a Lender; provided that, in the case of Section 2.20, such Participant shall have complied with the requirements of said Section, and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the proposed United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(c)~~(b)~~ Any Lender (an “Assignor”) may, in accordance with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Lender or any Affiliate, Related Fund or Control Investment Affiliate thereof, in each case other than to any Disqualified Institution, a Defaulting Lender, a natural person or an entity that such Lender has knowledge is a is a competitor (or an affiliate of a known competitor) of the Borrower or any Founding Member or, with the consent of the Borrower and the Administrative Agent and, in the case of any assignment of Revolving Credit Commitments only, the written consent of the Issuing Lender and the Swing Line Lender (which, in each case, shall not be unreasonably withheld or delayed (it being understood that the Borrower shall have the right to waive its consent rights hereunder by notice to the Administrative Agent)), to an additional bank, financial institution or other entity (an “Assignee”) all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit F or any other form (including electronic records generated by the use of an electronic Platform) approved by the Administrative Agent (an “Assignment and Acceptance”), executed by such Assignee and such Assignor (and, where the consent of the Borrower, the Administrative Agent or the Issuing Lender or the Swing Line Lender is required pursuant to the foregoing provisions, by the Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to an Assignee (other than any Lender or any Affiliate or Related Fund thereof) shall be in an aggregate principal amount of less than $500,000 in the case of the assignment of any Term Loans or $5,000,000 in the case of the assignment of any Revolving Credit Commitments (other than in the case of an assignment of all of a Lender’s interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor’s rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Section 2.19, 2.20, 2.23 and 10.5 in respect of the period prior to such effective date). Notwithstanding any provision of this Section, (i) the consent of the Borrower shall not be required for any assignment that occurs at any time when any Event of Default pursuant to Section 8(a) or 8(f) shall have occurred and be continuing, and (ii) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof. For purposes of the minimum assignment amounts set forth in this paragraph, multiple assignments to or by two or more Related Funds shall be aggregated. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 (other than with respect to Disqualified Lenders), whether or not such assignment or transfer is reflected in the Register, shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (b) of this Section 10.6.
(d)~~(c)~~ The Administrative Agent shall, acting solely for this purpose as an agent on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the (and stated interest on) Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon, if requested by the designated Assignee, one or more new Notes in the same aggregate principal amount shall be issued to such designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked “canceled”. The Register shall be available for inspection by the Borrower or any Lender (with respect to any entry relating to such Lender’s Loans) at any reasonable time and from time to time upon reasonable prior notice.
(e)~~(d)~~ Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 10.6(b), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (which registration and processing fee may only be waived or reduced in the sole discretion of the Administrative Agent) (except that no such registration and processing fee shall be payable (y) in connection with an assignment by or to the Administrative Agent or (z) in the case of an Assignee which is an affiliate or Related Fund of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request and upon receipt by the Borrower of the old Notes (if any) for cancellation, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note and/or applicable Term Notes, as the case may be, of the assigning Lender) a new Revolving Credit Note and/or applicable Term Notes, as the case may be, to such Assignee in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Revolving Credit Commitment and/or Term Loans, as the case may be, upon request, a new Revolving Credit Note and/or Term Notes, as the

case may be, to the Assignor in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.
(f)~~(e)~~ For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests in Loans and Notes, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.
(g)~~(f)~~ Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary in this Section 10.6(f), any SPC may (A) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender, or with the prior written consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld) to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans, and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC; provided that non-public information with respect to the Borrower may be disclosed only with the Borrower’s consent which will not be unreasonably withheld. In addition to the consent requirements set forth in Section 10.1, this paragraph (g) may not be amended without the written consent of any SPC with Loans outstanding at the time of such proposed amendment.
(h)~~(g)~~ Notwithstanding the foregoing or anything to the contrary set forth herein, any Lender may, at any time, without any consent, assign all or a portion of its rights and obligations under this Agreement (including Loans or Commitments) for cash to the Borrower in accordance with Section 2.11(c) on a non-pro rata basis.

(i)~~(h)~~ (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this clause (i)(i) shall not be void, but the other provisions of this clause (i) shall apply.
(ii) If any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of clause (i)(i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Revolving Credit Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution in connection with such Revolving Credit Commitment, (B) in the case of outstanding Term Loans held by Disqualified Institutions, purchase or prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Term Loans of such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (C) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.6, all of its interest, rights and obligations under this Agreement to one or more Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations of such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.
(iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any Plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such Plan, (2) if such Disqualified Institution does vote on such Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).
(iv) The Administrative Agent shall, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same; provided that such Lender or potential Lender agrees to maintain the confidentiality of the DQ List (which agreement may be by way of a “click through” or other affirmative action on the part of the recipient to access the DQ List and acknowledge its confidentiality obligations in respect thereof).
10.7Adjustments; Set-off. ~~(a)~~ (a) Except to the extent that this Agreement provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefitted Lender”) shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Obligations, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.
(b)In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of any Event of Default, to set off and appropriate and apply against any amount becoming due and payable by the Borrower hereunder or under any other Loan Document (whether at stated maturity, by acceleration or otherwise) such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.
10.8Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement or of a Lender Addendum by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
10.9Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.10Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent, the Lead Arrangers, the Bookrunners and the Co-Managers with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Lead Arranger, any Bookrunner, the Co-Manager, the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
10.11GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
10.12Submission To Jurisdiction; Waivers.
(a)Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Lender or Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York.
(b)Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Affiliates or their respective directors, officers, employees, agents and advisors may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower, any Loan Party or its properties in the courts of any jurisdiction.
(c)Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 10.12. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.2. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
(e)The Borrower hereby irrevocably and unconditionally together with each Lender, the Administrative Agent, each Lead Arranger, each Bookrunner and the Co-Manager waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
10.13Acknowledgments. The Borrower hereby acknowledges that:
(a)it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;
(b)in connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (x) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries, any Lead Arranger, the Administrative Agent, any Issuing Lender, any Swing Line Lender or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether any Lead Arranger, the Administrative Agent, any Issuing Lender, any Swing Line Lender or any Lender has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Arranger, the Administrative Agent, the Issuing Lenders, the Swing Line Lenders and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Lead Arrangers, the Administrative Agent, the Issuing Lenders, the Swing Line Lenders and the Lenders, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (y) (i) the Lead Arrangers, the Administrative Agent, the Issuing Lenders, the Swing Line Lenders and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Lead Arrangers, the Administrative Agent, the Issuing Lenders, the Swing Line Lenders and the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Lead Arrangers, the Administrative Agent, the Issuing Lenders, the Swing Line Lenders and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the LeadArrangers, the Administrative Agent, the Issuing Lenders, the Swing Line Lenders and the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against any of the Lead Arrangers, the Administrative Agent, the Issuing Lenders, the Swing Line Lenders and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby; and

(c)no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lead Arrangers, the Bookrunners, the Co-Manager, the Administrative Agent and the Lenders or among the Borrower and the Lenders.
10.14Confidentiality. The Lead Arrangers, the Bookrunners, the Co-Manager, the Administrative Agent and the Lenders agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement or the other Loan Documents (provided that any such non-public information that is provided after the date of this Agreement is explicitly designated and marked by such Loan Party as confidential); provided that nothing herein shall prevent any Lead Arranger, Bookrunner, Co-Manager, Agent or Lender from disclosing any such information (a) to any Lead Arranger, any Bookrunner, the Co-Manager, the Administrative Agent, any other Lender or any affiliate of any thereof in connection with the transactions contemplated hereby or on a “need to know” basis (it being understood that any such Person to whom such disclosure is made will be informed of the confidential nature of such information and the requirement to maintain it as confidential and that such Lead Arranger, Bookrunner, the Co-Manager, Agent or Lender, as the case may be, shall be responsible for the compliance or breach by such Person with this Section), (b) to any Participant or Assignee (each, a “Transferee”) or prospective Transferee (in each case other than any entity that such Lender has knowledge is a competitor (or an affiliate of a known competitor) of the Borrower or any Founding Member) that agrees to comply with the provisions of this Section or substantially equivalent provisions pursuant to an agreement as to which the Loan Parties are express and intended third party beneficiaries, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors in connection with the transactions contemplated hereby or on a “need to know” basis (it being understood that any such Person to whom such disclosure is made will be informed of the confidential nature of such information and the requirement to maintain it as confidential and that such Lead Arranger, Bookrunner, Co-Manager, Agent or Lender, as the case may be, shall be responsible for the compliance or breach by such Person with this Section), (d) to any financial institution that is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (g) in connection with any litigation or similar proceeding relating to the rights and duties of the parties hereto and to any other Loan Document under this Agreement or the other Loan Documents, (h) that has been publicly disclosed other than in breach of this Section, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (j) in connection with the exercise of any remedy hereunder or under any other Loan Document or (k) to the extent becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower who did not acquire such information as a result of a breach of this Section 10.14; provided, however, that unless prohibited by applicable law, with respect to clauses (e), (f) and (g), the Administrative Agent, the Lead Arrangers, the Bookrunners, the Co-Manager and the Lenders agrees to use its reasonable efforts to give the Borrower prompt notice of any such request for such confidential information. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the

Administrative Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.
10.15Release of Collateral and Guarantee Obligations.
(a)Upon any Disposition of Property by any Loan Party of any Collateral that is permitted by the Loan Documents to any person that is not a Loan Party, or, upon the effectiveness of any written consent to the release of the security interest or Lien granted under the Security Documents in any Collateral pursuant to Section 10.1, the security interests and Liens in such Collateral shall be automatically released, and the Administrative Agent shall (without notice to, or vote or consent of, any Lender or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be reasonably required by the Borrower to evidence such release.
(b)Notwithstanding anything to the contrary contained herein or any other Loan Document, when the Obligations have been Discharged in Full, then (i) the Collateral shall be released from the Liens created by the Security Documents and the Security Documents and all rights and obligations (other than those expressly stated to survive such termination) of the Administrative Agent, any Lender or any other secured party and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person and (ii) upon request of the Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in all Collateral, and to release all guarantee obligations under any Loan Document, whether or not on the date of such release there may be outstanding Obligations in respect of Specified Hedge Agreements. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.
10.16Accounting Changes. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. “Accounting Change” refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.
10.17Delivery of Lender Addenda. Each initial Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent.

10.18WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
10.19Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, if at any time the Administrative Agent shall enter into the Intercreditor Agreement and the Intercreditor Agreement shall remain outstanding, the rights granted to the Secured Parties hereunder and under the other Loan Documents, the lien and security interest granted to the Administrative Agent pursuant to this Agreement or any other Loan Document and the exercise of any right or remedy by the Administrative Agent hereunder or under any other Loan Document shall be subject to the terms and conditions of the Intercreditor Agreement. In the event of any conflict between the terms of this Agreement, any other Loan Document and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern and control with respect to any right or remedy, and no right, power or remedy granted to the Administrative Agent hereunder or under any other Loan Document shall be exercised by the Administrative Agent and no direction shall be given by the Administrative Agent in contravention of the Intercreditor Agreement.
10.20Acknowledgement and Consent to Bail-In of Affected Financial Institution.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an Affected Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under any Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
10.21Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of new York and/or of the United States or any other state of the United States): in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest obligation in or under such Supported QFC and such QFC Credit Support, and rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any FC Credit Support.
10.22 Syndication. Following the Amendment No. 2 Effective Date, the Borrower, each other Loan Party, the Administrative Agent and each Backstop Party (as defined in Amendment No. 2) shall be obligated to participate in a syndication process (the “Syndication”) for the assignment of a proportionate share of New Incremental Loans in accordance with syndication procedures (the “Syndication Procedures”) acceptable to each of the Administrative Agent and the Backstop Parties (each in their sole discretion), in consultation with the Borrower. The Borrower, the Administrative Agent and the Backstop Parties shall use commercially reasonable efforts to cause the Syndication to commence no later than four (4) Business Days following the New Incremental Loan Funding Date, including, without limitation, by using commercially reasonable efforts to post the Syndication Procedures to the Platform, no later than four (4) Business Days following the New Incremental Loan Funding Date; provided, however, that the Syndication must be completed on or prior to April 30, 2021, unless a later time is agreed by each Backstop Party in its sole discretion; provided, further, however, that the obligations of the Administrative Agent and each Backstop Party under this Section 10.22 shall terminate on April 30, 2021 or such earlier date or later date acceptable to both the Administrative Agent and each Backstop Party (each in its sole discretion).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
NATIONAL CINEMEDIA, LLC

By:
Name:
Title:

[Signature Page to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By:
Name:
Title:
[Signature Page to Credit Agreement]

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Lender

By:
Name:
Title:

[Signature Page to Credit Agreement]

ROYAL BANK OF CANADA,
as Lender

By:
Name:
Title:

[Signature Page to Credit Agreement]

BARCLAYS BANK PLC,
as Lender

By:
Name:
Title:

[Signature Page to Credit Agreement]

ZB, N.A. dba VECTRA BANK COLORADO,
as Lender

By:
Name:
Title:

[Signature Page to Credit Agreement]

ANNEX B
Amended Schedules to Credit Agreement
[See Attached]

EXHIBIT B

Representative Supplement

[See Attached]

REPRESENTATIVE SUPPLEMENT NO. 3 (this “Representative Supplement”), dated as of January 4, 2022, by and among National CineMedia, LLC, a Delaware limited liability company (the “Company”), JPMorgan Chase Bank, N.A. (“JPMorgan”), as collateral agent for the First-Lien Secured Parties under the First Lien Security Documents (in such capacity, the “Collateral Agent”) and Wilmington Savings Fund Society, FSB (“WSFS”), solely in its capacity as the collateral agent under the Revolving Credit Agreement (as defined below), as the New Representative (as defined below) to the INTERCREDITOR AGREEMENT, dated as of April 27, 2012 (as amended by that certain Representative Supplement No. 1, dated as of June 20, 2018 and that certain Representative Supplement No. 2, dated as of October 8, 2019 (the “Intercreditor Agreement”)), among the Company, certain subsidiaries and affiliates of the Company (each a “Grantor”), the Collateral Agent, JPMorgan, as Authorized Representative for the Credit Agreement Secured Parties, Wells Fargo Bank, National Association, as the Notes Authorized Representative for the Notes Indenture and the additional Authorized Representatives from time to time party thereto.
A.Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B.As a condition to the ability of the Company to incur Additional First-Lien Obligations and to secure such Senior Class Debt with Liens on the applicable Collateral and to have such Senior Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the applicable First-Lien Security Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is permitted or required (as applicable) to become an Authorized Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are permitted or required (as applicable) to become subject to and bound by, the Intercreditor Agreement. Section 5.13 of the Intercreditor Agreement provides that such Senior Class Debt Representative may become an Authorized Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Senior Class Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 5.13 of the Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Intercreditor Agreement and the Security Documents. In addition, Section 5.02(d) of the Intercreditor Agreement provides that without the consent of any other Authorized Representative or First-Lien Secured Party, the Collateral Agent may effect amendments and modifications to the Intercreditor Agreement to the extent necessary to reflect any incurrence of any Additional First-Lien Obligations in compliance with the Credit Agreement.
C.In connection with the incurrence of Additional First-Lien Obligations, the Company is entering into that certain Revolving Credit Agreement, dated as of even date herewith, among the Company, the lenders from time to time party thereto, WSFS, as administrative agent and as collateral agent, and The Bank of New York Mellon, as escrow agent (as amended, restated, supplemented, modified, replaced and/or Refinanced from time to time, the “Revolving Credit Agreement”).
Accordingly, the Collateral Agent, the Company and the New Representative agree as follows:
SECTION 1.(a) In accordance with Sections 5.02(d) and 5.13 of the Intercreditor Agreement and this Representative Supplement, the New Representative by its signature below becomes an Authorized Representative and a Collateral Agent under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an Authorized Representative and a Collateral Agent under the Intercreditor Agreement, and the New Representative, on behalf of itself and such Senior Class Debt Parties that it represents, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as an Authorized Representative and as a Collateral Agent (other than Section 4.01(a) in respect of such Collateral Agent capacity) and to the Senior Class Debt Parties that it represents as Additional First-Lien Secured Parties. Each reference to “Authorized Representative” in the Intercreditor Agreement shall be deemed to include the New Representative and each reference to “Collateral Agent” in the Intercreditor Agreement shall be deemed to include the New Representative in its capacity as collateral agent for the Senior Class Debt Parties that it represents (other than in the case of
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Section 4.01(a)). For the avoidance of doubt, from and after the effectiveness of this Representative Supplement (i) references to the Collateral Agent in the Intercreditor Agreement shall be deemed to be references to “each Collateral Agent”, “such Collateral Agent” or “any Collateral Agent” or words of similar import, as the context may require, (ii) with respect to amendments, supplements, modifications or joinders executed and/or delivered pursuant to Section 5.02(b) and (d), Section 5.13 and Section 5.15 of the Intercreditor Agreement, the consent of the Collateral Agent as required therein shall apply to each Collateral Agent; provided that the consent of the Collateral Agent for the Applicable Authorized Representative shall only be required for any amendment, supplement or modification made pursuant to Section 5.02(d) unless such amendment, supplement or modification directly affects the rights and obligations of any other Collateral Agent (in which case the consent of such other Collateral Agent shall be required), and (iii) all notices furnished to the Collateral Agent under the Intercreditor Agreement shall be provided to each Collateral Agent. For the further avoidance of doubt, from and after the effectiveness of this Representative Supplement and in accordance with Section 5.13(ii) of the Intercreditor Agreement, (i) the Revolving Credit Agreement and the “Loan Documents” referred to therein shall be “Additional First-Lien Documents” and all amounts owing thereunder shall be “Additional First-Lien Obligations” and the holders of such obligations shall be “Additional First-Lien Secured Parties,” (ii) the aggregate principal amount of the commitments under the Revolving Credit Agreement as of the date hereof is $50,000,000 and (iii) the undersigned signatory of the Company, solely in its representative capacity as a Responsible Officer of the Company, and not in its individual capacity, hereby certifies that it has delivered true and complete copies of the Additional First-Lien Documents to the Credit Agreement Collateral Agent (as defined below) and such copies are true and correct. The Intercreditor Agreement is hereby incorporated herein by reference.
(b)    JPMorgan, in its capacity as the Collateral Agent for the Credit Agreement Secured Parties (the “Credit Agreement Collateral Agent”) and pursuant to its authority under Section 5.02(d) of the Intercreditor Agreement, and the New Representative hereby agree that the New Representative, in its capacity as the collateral agent for the Senior Class Debt Parties represented by such New Representative (the “Additional First-Lien Collateral Agent”), shall be a “Collateral Agent” for such Senior Class Debt Parties as First-Lien Secured Parties under the Intercreditor Agreement for all purposes under the Intercreditor Agreement (other than Section 4.01(a)) (it being understood and agreed, for the avoidance of doubt, that the Additional First-Lien Collateral Agent shall act or refrain from acting with respect to the Shared Collateral only on the instructions of the Applicable Authorized Representative in accordance with Section 2.02 of the Intercreditor Agreement).
(c)    Each of the Credit Agreement Collateral Agent and the Additional First-Lien Collateral Agent hereby agrees that solely with respect to any deposit accounts or securities accounts under the control (including within the meaning of Sections 8-106(d)(3), 8-301(a)(2), 9104 or 9-131(c) of the UCC) of any Collateral Agent, each such Credit Agreement Collateral Agent and Additional First-Lien Collateral Agent agrees to also hold control over such deposit accounts or securities accounts as gratuitous agent and bailee for the other Collateral Agent and the other First-Lien Secured Parties for purposes of perfecting the lien granted to each First-Lien Secured Party, with such bailment and agency being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104 and 9-313(c) of the UCC, to the extent applicable; provided that the duties and responsibilities of each Collateral Agent and each other Authorized Representative under this clause (c) shall be limited solely to control of any Shared Collateral as gratuitous bailee and agent for the benefit of the other applicable First-Lien Secured Parties for purposes of perfecting the Lien held by such First-Lien Secured Parties therein. In addition, each of the Credit Agreement Collateral Agent and the Additional First-Lien Collateral Agent hereby agrees, without limitation to the provisions of Section 2.09 of the Intercreditor Agreement, that the delivery of Shared Collateral constituting Possessory Collateral by the applicable Loan Party to the Collateral Agent for the Applicable Authorized Representative shall satisfy any requirement under any Additional First-Lien Document in respect of which the Additional First-Lien Collateral Agent is the Collateral Agent and Authorized Representative to perfect a security interest in such Possessory Collateral by providing possession or control thereof.
SECTION 2.The New Representative represents and warrants to the Credit Agreement Collateral Agent and the other First-Lien Secured Parties that (i) it has full power and authority in its capacity as the collateral agent under the Revolving Credit Agreement to enter into this Representative Supplement, in its capacity as New Representative, Authorized Representative and the
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Additional First-Lien Collateral Agent for the Senior Class Debt Parties in respect of such Senior Class Debt under the Revolving Credit Agreement, (ii) this Representative Supplement has been duly executed and delivered by it solely in its capacity as the collateral agent under the Revolving Credit agreement and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii)  the Revolving Credit Agreement provides that, upon the New Representative’s entry into this Representative Supplement, the Senior Class Debt Parties in respect of the Senior Class Debt under the Revolving Credit Agreement will be subject to and bound by the provisions of the Intercreditor Agreement as Additional First-Lien Secured Parties.
SECTION 3.This Representative Supplement may be executed in any number of counterparts, each of which will be an original and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this Representative Supplement by facsimile or other electronic transmission (including in “.pdf” format) will be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Representative Supplement or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 4.Except as expressly modified or supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
SECTION 5.THIS REPRESENTATIVE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 6.In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.
SECTION 8.The Company agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Signature Pages follow]
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IN WITNESS WHEREOF, the New Representative, the Collateral Agent and the Company have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

WILMINGTON SAVINGS FUND SOCIETY, FSB, as New Representative and Additional First-Lien Collateral Agent

By:
Name:
Title:
Address for notices:
Wilmington Savings Fund Society, FSB
500 Delaware Avenue, 11th Floor
Wilmington, DE 19801
Attention: GCM – R. Goldsborough, P. Healy
Email: rgoldsborough@wsfsbank.com / phealy@wsfsbank.com
Telephone: 302-888-7580 / 302-888-7420

With a copy to:

Arnold & Porter Kaye Scholer LLP
250 West 55th Street
New York, NY 10019-9710
Attention: Jonathan I. Levine, Esq.
Email: Jonathan.Levine@arnoldporter.com
Telephone: (212) 836-7010

JPMORGAN CHASE BANK, N.A.,
as Credit Agreement Collateral Agent

By:
Name:
Title:
[Signature Page to Representative Supplement]

NATIONAL CINEMEDIA, LLC,
as Company

By:
Name:
Title:
[Signature Page to Representative Supplement]